                                                               EXECUTION VERSION

                                                           LSI Logic Corporation
                                                                         Lease A

                                                                   Exhibit 10.34
================================================================================

                     LEASE AND SECURITY AGREEMENT (LEASE A)

                           dated as of March 28, 2003

                                      among

                WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION,
                         not in its individual capacity,
                     except as expressly stated herein, but
                                solely as Agent,
                                    as AGENT,

                             LSI LOGIC CORPORATION,
                                    as LESSEE

                                       and

                     BANK OF AMERICA, NATIONAL ASSOCIATION,
                                    as LESSOR

================================================================================

                              FLEET NATIONAL BANK,
                             as Documentation Agent

                                       and

                     SOCIETE GENERALE FINANCIAL CORPORATION,

                              as Syndication Agent

================================================================================

THIS LEASE AND SECURITY AGREEMENT HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. TO THE EXTENT, IF ANY, THAT THIS LEASE AND SECURITY AGREEMENT CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS LEASE AND SECURITY AGREEMENT MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART HEREOF OTHER THAN THE "ORIGINAL EXECUTED COUNTERPART NO. 1." SEE SECTION 2.4 FOR THE NATURE OF THIS TRANSACTION AND INTENTION OF THE PARTIES. THIS COUNTERPART IS [NOT] THE ORIGINAL EXECUTED COUNTERPART NO. 1.

================================================================================

                                                           LSI Logic Corporation
                                                                         Lease A

                                TABLE OF CONTENTS

SECTION                                                HEADING                                                     PAGE
ARTICLE I                  DEFINITIONS...........................................................................    1

ARTICLE II                 ACQUISITION AND LEASE; GENERAL PROVISIONS.............................................   30

       Section 2.1.        Funding; Payment of Purchase Price....................................................   30
       Section 2.2.        Application of Funds; Purchase and Lease of Equipment.................................   31
       Section 2.3.        Delivery Date Notice and Delivery Date................................................   31
       Section 2.4.        Nature of Transaction.................................................................   31
       Section 2.5.        [Reserved]............................................................................   32
       Section 2.6.        Cash Collateral.......................................................................   32
       Section 2.7.        Letters of Credit.....................................................................   33
       Section 2.8.        Legal and Tax Representation..........................................................   33
       Section 2.9.        Computations..........................................................................   33
       Section 2.10.       Fees..................................................................................   33

ARTICLE III                CONDITIONS PRECEDENT..................................................................   34

       Section 3.1.        Conditions to Closing Date............................................................   34

ARTICLE IV                 ACCEPTANCE AND LEASING OF EQUIPMENT...................................................   37

       Section 4.1.        Acceptance and Lease..................................................................   37
       Section 4.2.        No Warranty...........................................................................   37
       Section 4.3.        Legal and Tax Representation..........................................................   38

ARTICLE V                  LEASE TERM............................................................................   38

       Section 5.1.        Lease Term............................................................................   38

ARTICLE VI                 RENT..................................................................................   38

       Section 6.1.        Rent Payments.........................................................................   38
       Section 6.2.        Supplemental Rent.....................................................................   38
       Section 6.3.        Method and Amount of Payment..........................................................   38
       Section 6.4.        Late Payment..........................................................................   39
       Section 6.5.        Set-Off...............................................................................   39

ARTICLE VII                NET LEASE.............................................................................   39

ARTICLE VIII               POSSESSION, ASSIGNMENT, USE AND MAINTENANCE OF EQUIPMENT..............................   41

       Section 8.1.        Possession and Use of Equipment; Compliance with Laws.................................   41
       Section 8.2.        Subleases and Assignments.............................................................   42

                                                           LSI Logic Corporation
                                                                         Lease A

       Section 8.3.        Maintenance...........................................................................   43
       Section 8.4.        Alterations and Modifications.........................................................   45
       Section 8.5.        Identifying Numbers and Registration; Legend; Changes; Inspection.....................   46
       Section 8.6.        Liens.................................................................................   47
       Section 8.7.        Replacements and Substitutions........................................................   47

ARTICLE IX                 RISK OF LOSS; INSURANCE...............................................................   48

       Section 9.1.        Casualty..............................................................................   48
       Section 9.2.        Insurance Coverages...................................................................   51
       Section 9.3.        Insurance Certificates................................................................   52

ARTICLE X                  CERTAIN DUTIES AND RESPONSIBILITIES...................................................   53

ARTICLE XI                 INDEMNITIES...........................................................................   53

       Section 11.1.       General Indemnification...............................................................   53
       Section 11.2.       General Tax Indemnity.................................................................   56
       Section 11.3.       Withholding Taxes.....................................................................   60
       Section 11.4.       Increased Costs.......................................................................   62
       Section 11.5.       Funding Losses........................................................................   64
       Section 11.6.       Gross Up..............................................................................   64
       Section 11.7.       Nonconformance Indemnity..............................................................   65
       Section 11.8.       Payment of Indemnities................................................................   65

ARTICLE XII                LEASE EVENTS OF DEFAULT; REMEDIES.....................................................   65

       Section 12.1.       Lease Events of Default...............................................................   65
       Section 12.2.       Remedies..............................................................................   68
       Section 12.3.       Sale of Equipment.....................................................................   70
       Section 12.4.       Application of Proceeds...............................................................   70
       Section 12.5.       Power of Attorney.....................................................................   70
       Section 12.6.       Remedies Cumulative; Consents.........................................................   70

ARTICLE XIII               RIGHT TO CURE.........................................................................   71

ARTICLE XIV                EARLY TERMINATION OPTION AND OBLIGATION TO PURCHASE...................................   71

       Section 14.1.       Early Termination Option..............................................................   71
       Section 14.2.       Required Purchase.....................................................................   72

ARTICLE XV                 LEASE TERMINATION.....................................................................   72

       Section 15.1.       Lessee's Options......................................................................   72
       Section 15.2.       Election of Options...................................................................   73
       Section 15.3.       [Reserved]............................................................................   73

                                                           LSI Logic Corporation
                                                                         Lease A

       Section 15.4.       Sale Option Procedures................................................................   74
       Section 15.5.       Certain Obligations Continue..........................................................   77
       Section 15.6.       Failure to Sell Items of Equipment....................................................   77

ARTICLE XVI                OWNERSHIP AND GRANT OF LIEN AND SECURITY INTEREST.....................................   79

       Section 16.1.       Grant of Lien and Security Interest...................................................   79
       Section 16.2.       Retention of Sale Proceeds............................................................   79
       Section 16.3.       State of Incorporation................................................................   79

ARTICLE XVII               REPRESENTATIONS AND WARRANTIES........................................................   79

       Section 17.1.       Representations and Warranties of Lessee..............................................   79
       Section 17.2.       Representations and Warranties of Lessor..............................................   85
       Section 17.3.       Representations and Warranties of Agent...............................................   85

ARTICLE XVIII              COVENANTS OF LESSEE...................................................................   87

       Section 18.1.       Affirmative Covenants.................................................................   87
       Section 18.2.       Negative Covenants....................................................................   92
       Section 18.3.       Financial and Other Covenants.........................................................   95
       Section 18.4.       General Covenants.....................................................................   97
       Section 18.5.       Covenants of Agent....................................................................   98
       Section 18.6.       Covenants of Lessor...................................................................   98

ARTICLE XIX                ASSIGNMENTS AND PARTICIPATIONS........................................................   99

       Section 19.1.       Lessor Assignments....................................................................   99
       Section 19.2.       Lessor Participations................................................................   100

ARTICLE XX                 AGENT................................................................................   101

       Section 20.1.       Appointment of Agent; Powers and Authorization to Take Certain Actions...............   101
       Section 20.2.       Reliance.............................................................................   102
       Section 20.3.       Action upon Instructions Generally...................................................   102
       Section 20.4.       Indemnification......................................................................   103
       Section 20.5.       Independent Credit Investigation.....................................................   103
       Section 20.6.       Refusal to Act.......................................................................   104
       Section 20.7.       Resignation or Removal of Agent; Appointment of Successor............................   104
       Section 20.8.       Separate Agent.......................................................................   104
       Section 20.9.       Termination of Agency................................................................   105
       Section 20.10.      Compensation of Agency...............................................................   105
       Section 20.11.      Limitations..........................................................................   105
       Section 20.12.      Participants.........................................................................   106

ARTICLE XXI                DISTRIBUTIONS TO LESSOR..............................................................   106

       Section 21.1.       Distribution.........................................................................   106

                                                           LSI Logic Corporation
                                                                         Lease A

       Section 21.2.       Timing of Distribution...............................................................   106

ARTICLE XXII               MISCELLANEOUS........................................................................   106

       Section 22.1.       Effect of Waiver.....................................................................   106
       Section 22.2.       Survival of Covenants................................................................   106
       Section 22.3.       Governing Law........................................................................   107
       Section 22.4.       Notices..............................................................................   107
       Section 22.5.       Amendment; Complete Agreements.......................................................   107
       Section 22.6.       Counterparts.........................................................................   107
       Section 22.7.       Severability.........................................................................   107
       Section 22.8.       Successors and Assigns...............................................................   107
       Section 22.9.       Captions; Table of Contents..........................................................   107
       Section 22.10.      Schedules and Exhibits...............................................................   108
       Section 22.11.      No Accord and Satisfaction...........................................................   108
       Section 22.12.      Enforcement of Certain Warranties....................................................   108
       Section 22.13.      Security Interest in Funds...........................................................   108

SCHEDULE I                 Description of Equipment
SCHEDULE II                Addresses For Notice; Wire Instructions
SCHEDULE III               Amortization Schedule
SCHEDULE IV                Encumbrances
SCHEDULE 3.1(j)            UCC Financing Statements
SCHEDULE 17.1(d)           Governmental Consents
SCHEDULE 17.1(g)           Litigation
SCHEDULE 17.1(l)           Significant Subsidiaries

EXHIBIT A                  Form of Delivery Date Notice
EXHIBIT B                  Form of Opinion of Special Counsel to Agent
EXHIBIT C                  Form of Opinion of General Counsel of Lessee
EXHIBIT D                  Form of Opinion of Special Counsel to Lessee
EXHIBIT D-1                Form of Opinion of Special Counsel to Wachovia Bank,
                           National Association
EXHIBIT E                  Form of Secretary's or Assistant Secretary's
                           Certificate of Lessee
EXHIBIT F                  Form of Officer's Certificate of Lessee
EXHIBIT G                  Form of Assignment and Assumption Agreement
EXHIBIT H                  Form of Offeree Letter

                                                           LSI Logic Corporation
                                                                         Lease A

                     LEASE AND SECURITY AGREEMENT (LEASE A)

         THIS LEASE AND SECURITY AGREEMENT (LEASE A), dated as of March 28, 2003 (as amended, supplemented, restated or otherwise modified from time to time, this "Lease"), is among LSI LOGIC CORPORATION, a Delaware corporation, as Lessee ("Lessee") with its principal office at 1621 Barber Lane, Milpitas, California 95035, BANK OF AMERICA, NATIONAL ASSOCIATION, as Lessor ("Lessor") and WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity, except as expressly stated herein, but solely as Agent ("Agent").

                              W I T N E S S E T H:

         WHEREAS, on the Delivery Date, Lessor will purchase certain Items of Equipment more particularly described on Schedule I hereto; and

         WHEREAS, upon the purchase of the Items of Equipment on the Delivery Date, Lessor will lease such Items of Equipment to Lessee and Lessee will lease such Items of Equipment from Lessor pursuant to the terms of this Lease upon the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         In this Lease and each other Operative Document, unless the context otherwise requires:

                  (a) Interpretation. (i) any term defined below by reference to another instrument or document shall continue to have the meaning ascribed thereto whether or not such other instrument or document remains in effect;

                  (ii) words importing the singular include the plural and vice versa;

                  (iii) a reference to a part, clause, section, article, exhibit or schedule is a reference to a part, clause, section and article of, and exhibit and schedule to, such Operative Document;

                  (iv) a reference to any statute, regulation, proclamation, ordinance or law includes all statutes, regulations, proclamations, ordinances or laws amending, supplementing, supplanting, varying, consolidating or replacing them, and a reference to a statute includes all regulations, proclamations and ordinances issued or otherwise applicable under that statute;

                                                           LSI Logic Corporation
                                                                         Lease A

                  (v) a reference to a document includes any amendment or supplement to, or replacement or novation of, that document;

                  (vi) a reference to a party to a document includes that party's successors and permitted assigns; and

                  (vii) references to "including" means including without limiting the generality of any description preceding such term and for purposes hereof the rule of ejusdem generis shall not be applicable to limit a general statement followed by or referable to an enumeration of specific matters to matters similar to those specifically mentioned.

                  (b) Accounting Terms. In each Operative Document, unless expressly provided otherwise, accounting terms shall be construed and interpreted, and accounting determinations and computations shall be made, in accordance with GAAP.

         Further, each of the parties to the Operative Documents and their counsel have reviewed and revised the Operative Documents, or requested revisions thereto, and the usual rule of construction that any ambiguities are to be resolved against the drafting party shall be inapplicable in construing and interpreting the Operative Documents.

         "ABN Cash Collateral Sub-account" shall have the meaning provided in
Section 1.1(l) of the Cash Collateral Agreement.

         "Accrual Rent" shall mean, individually or collectively, Series A Accrual Rent, Series B Accrual Rent and Series C Accrual Rent.

         "Acquisition" shall mean any transaction or series of related transactions for the purpose of or resulting in (a) the acquisition, directly or indirectly, of all or substantially all of the assets of a Person or of any business or division of a Person, (b) the acquisition, directly or indirectly, of all or substantially all of the capital stock, obligations or other securities of or interest in a Person, or (c) a merger or consolidation or any other combination by Lessee or any Subsidiary with another Person.

          "Affiliate" shall mean any Person which, directly or indirectly, controls, is controlled by or is under common control with another Person. For purposes of the foregoing, "control" with respect to any Person shall mean the possession, directly or indirectly, of the power (a) to vote twenty-five percent (25%) or more of the securities having ordinary voting power for the election of directors of such Person, or (b) to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

         "Agent" shall mean Wells Fargo Bank Northwest, National Association, in its capacity as agent under the Operative Documents.

         "Agent Fee Letter" shall mean that certain letter agreement, dated as of March 28, 2003, between Agent and Lessee.

                                                           LSI Logic Corporation
                                                                         Lease A

         "Applicable Laws and Regulations," "Applicable Laws" and "Laws" shall mean as of any date all applicable laws, rules, regulations (including Environmental Laws), statutes, treaties, codes, ordinances, permits, certificates, orders and licenses of and interpretations by, any Governmental Agency, and applicable judgments, decrees, injunctions, writs, orders or like action of any court, arbitrator or other administrative, judicial or quasi-judicial tribunal or agency of competent jurisdiction (including those pertaining to health, safety or the environment), to which Lessee or any Item of Equipment is subject.

         "Appraisal" shall mean the appraisal described in Section 3.1(g).

         "Appraised Value" shall mean the Fair Market Value of the Equipment as of the Delivery Date as determined pursuant to the Appraisal delivered pursuant to Section 3.1(g).

         "Appraiser" or "Appraisers" shall mean American Appraisal, Inc.

         "Arranger" shall mean Banc of America Leasing & Capital, LLC.

         "Bank of America Cash Collateral Account" shall have the meaning provided in Section 1.1(a) of the Cash Collateral Agreement.

         "Bank of America Control Agreement" shall mean that certain Control Agreement, dated as of March 28, 2003, among Bank of America, National Association or its designee or assignee, as Securities Intermediary, Lessee and Lessor.

         "Bank of America Securities Intermediary" shall have the meaning provided in the Cash Collateral Agreement.

         "Basic Rent" shall have the meaning provided in Section 6.1.

         "Bill of Sale" shall mean a bill of sale delivered in connection with the requirements of Section 3.1(l) and any bill of sale delivered in connection with the requirements of Section 8.4 or 9.1.

         "Break Funding Amount" shall have the meaning provided in Section 11.5.

         "Business Day" shall mean any Monday, Tuesday, Wednesday, Thursday or Friday, other than a day on which commercial banks are authorized or required to be closed in San Francisco, California, Milpitas, California, Salt Lake City, Utah and solely with respect to determination of the LIBO Rate, London, England.

         "Capital Lease" shall mean, for any Person, any lease of property (whether real, personal or mixed) which, in accordance with GAAP, would, at the time a determination is made, be required to be recorded as a capital lease in respect of which such Person is liable as lessee.

                                                           LSI Logic Corporation
                                                                         Lease A

         "Capital Rent" shall mean, individually, or collectively, Series A Capital Rent and Series B Capital Rent.

         "Cash Collateral" shall mean, collectively, Non-Securities Intermediary Issued Cash Collateral and Securities Intermediary Issued Cash Collateral.

         "Cash Collateral Accounts" shall mean, collectively, the Cash Collateral Accounts listed in Section 1.1 of the Cash Collateral Agreement.

         "Cash Collateral Agreement" shall mean the Assignment of Cash Collateral Accounts dated as of March 28, 2003 executed by Lessee in favor of Lessor.

         "Casualty" or "Casualties" shall mean any of the following events in respect of any Item of Equipment: (a) the total loss of such Item of Equipment, the total loss of use thereof due to theft, disappearance, destruction, damage beyond repair or the rendering of such Item of Equipment permanently unfit for normal use for any reason whatsoever (other than obsolescence); (b) any damage to such Item of Equipment which results in an insurance settlement with respect to such Item of Equipment on the basis of a total loss or a constructive total loss; (c) the permanent condemnation, confiscation or seizure of, or the requisition of title to or use of, such Item of Equipment; (d) as a result of any change in Applicable Laws and Regulations or other similar action by any Governmental Agency, the use of such Item of Equipment in the normal course of Lessee's business shall have been prohibited, directly or indirectly, for a period equal to the lesser of 90 consecutive days and the remaining Lease Term.

         "Casualty Amount" shall mean, with respect to any Item of Equipment leased hereunder as of any date specified for payment thereof, the sum of (A) a portion of the Lease Balance equal to the product obtained by multiplying the outstanding Lease Balance as of the Casualty Settlement Date by the Item Value Fraction of such Item of Equipment and (B) all other Rent due and owing under the Operative Documents.

         "Casualty Notice" shall have the meaning provided in Section 9.1.

         "Casualty Recoveries" shall have the meaning provided in Section
9.1(b).

         "Casualty Settlement Date" shall have the meaning provided in Section 9.1(a).

         "Change in Law" shall have the meaning provided in Section 11.4.

         "Claims" shall mean liabilities, obligations, damages, actual losses, demands, penalties, fines, claims, actions, suits, judgments, settlements, charges, costs, fees, expenses and disbursements (including, without limitation, out-of-pocket legal fees and expenses and costs of investigation which, in the case of counsel or investigators retained by an Indemnitee, shall be reasonable) of any kind and nature whatsoever, but shall exclude anticipated losses or lost profits of Lessor, any Participant or Agent.

                                                           LSI Logic Corporation
                                                                         Lease A

         "Code" shall mean the Internal Revenue Code of 1986 and the rules and regulations thereunder, each as amended, supplemented or otherwise modified from time to time.

         "Comerica Cash Collateral Sub-account" shall have the meaning provided in Section 1.1(g) the Cash Collateral Agreement.

         "Compliance Certificate" shall have the meaning provided for in Section 18.1(a)(iii).

         "Consolidated Intangible Assets" shall mean, as of any date of determination, the total goodwill and other intangible assets of Lessee and its Subsidiaries on a consolidated basis, as determined in accordance with GAAP.

         "Consolidated Total Assets" shall mean, as of any date of determination, the total assets of Lessee and its Subsidiaries on a consolidated basis, as determined in accordance with GAAP.

         "Consolidated Total Liabilities" shall mean, as of any date of determination, the total liabilities of Lessee and its Subsidiaries on a consolidated basis, as determined in accordance with GAAP.

         "Contractual Obligation" of any Person shall mean, any indenture, note, lease, loan agreement, security, deed of trust, mortgage, security agreement, guaranty, instrument, contract, agreement or other form of contractual obligation or undertaking to which such Person is a party or by which such Person or any of its property is bound.

         "Control Agreements" shall mean, collectively, (a) the Bank of America Control Agreement, (b) the Fleet Control Agreement, (c) the Societe Generale Control Agreement, (d) the UBC Control Agreement, (e) the Key Corporate Control Agreement, and (f) the Wells Fargo Control Agreement.

         "Delivery Date" shall mean March 28, 2003.

         "Early Termination Option" shall have the meaning provided in Section 14.1(a).

         "Early Termination Payment Date" shall have the meaning provided in
Section 14.1(a).

         "Early Termination Purchase Amount" shall mean, with respect to any Item of Equipment, as of the Early Termination Payment Date, the sum of (a) a portion of the Lease Balance equal to the product obtained by multiplying the outstanding Lease Balance as of the Early Termination Payment Date by the Item Value Fraction of such Item of Equipment and (b) all other Rent then due and owing under the Operative Documents.

         "Eligible Assignee" shall mean (a) any other Lessor or Participant, (b) any affiliate of a Lessor or Participant, (c) any commercial bank, leasing company, finance company or other financial institution which has or is an affiliate of an entity (and such entity provides a guaranty of such affiliate's obligations under the Operative Documents) which has a combined capital and

                                                           LSI Logic Corporation
                                                                         Lease A

surplus of at least $100,000,000 or (d) any institution which is a "qualified institutional buyer" as defined in rule 144A of the Securities Act.

         "Encumbrance" shall mean any mortgage, deed of trust, pledge, security interest, assignment, deposit arrangement, charge or encumbrance, lien (statutory or other), or other preferential arrangement (including any conditional sale or other title retention agreement, or any financing lease having substantially the same economic effect as any of the foregoing or any agreement to give any security interest, but excluding any operating lease, regardless of whether precautionary filings are made in respect thereto under
Section 9408 of the California Uniform Commercial Code).

         "End of Term Value Ratio" shall mean, with respect to any Item or Items of Equipment as of any date of determination, the ratio of (a) the expected Fair Market Value of such Item or Items of Equipment as of the end of the Lease Term (as set forth in the Appraisal) to (b) the Fair Market Value of such Item or Items of Equipment as of the Delivery Date (as set forth in the Appraisal).

         "Environmental Laws" shall mean all federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directives, requests, licenses, authorizations and permits of, and agreements with (including consent decrees), any Governmental Authorities, in each case relating to or imposing liability or standards of conduct concerning public health, safety and environmental protection matters, including the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Clean Air Act, the Federal Water Pollution Control Act of 1972, the Solid Waste Disposal Act, the Federal Resource Conservation and Recovery Act, the Toxic Substances Control Act, the Emergency Planning and Community Right-to-Know Act, the California Hazardous Waste Control Law, the California Solid Waste Management, Resource Recovery and Recycling Act, the California Water Code and the California Health and Safety Code.

         "Equipment" shall mean, individually, each Item of equipment described on Schedule I hereto and as more specifically described in the Bill(s) of Sale and, collectively, each of the foregoing Items of Equipment.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, and any regulations issued pursuant thereto, as amended or replaced and as in effect from time to time.

         "ERISA Affiliate" shall mean any trade or business (whether or not incorporated) which is under common control with Lessee within the meaning of
Section 4001(a)(14) of ERISA and Sections 414(b), (c) and (m) of the Code.

         "ERISA Event" shall mean (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by Lessee or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA; (c) the filing of a notice of intent to terminate, the treatment of

                                                           LSI Logic Corporation
                                                                         Lease A

a plan amendment as a termination under Section 4041 or 4041A of ERISA or the commencement of proceedings by the PBGC to terminate a Pension Plan subject to Title IV of ERISA; (d) a failure by Lessee or any ERISA Affiliate to make required contributions to a Pension Plan or other Plan subject to Section 412 of the Code; (e) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (f) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon Lessee or any ERISA Affiliate; or
(g) an application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code with respect to any Pension Plan.

         "Extended Remarketing Period" shall have the meaning provided in
Section 15.6(a).

         "Fair Market Value" shall mean, with respect to any Item of Equipment as of any date, the price which a purchaser would pay to purchase such Item of Equipment in an arm's-length transaction between a willing buyer and a willing seller, neither of them being under any compulsion to buy or sell. Except for any determination of the Fair Market Value in connection with an appraisal delivered pursuant to Section 9.1 or 14.1, in making any determination of Fair Market Value, any appraiser, if applicable, may assume such Item of Equipment
(a) has been maintained in accordance with the requirements of this Lease, (b) is in the condition in which it is required to be under this Lease as of the date for which such determination is made and (c) is not subject to a Sublease, and any appraiser, if applicable, shall use such reasonable methods of appraisal as are chosen by Agent and which are acceptable to Lessee.

         "Financial Statements" shall mean, with respect to any accounting period for any Person, statements of income, shareholders' equity and cash flows of such Person for such period, and a balance sheet of such Person as of the end of such period, setting forth in each case in comparative form figures for the corresponding period in the preceding fiscal year if such period is less than a full fiscal year or, if such period is a full fiscal year, corresponding figures from the preceding annual audit, all prepared in reasonable detail and in accordance with GAAP.

          "Fleet Cash Collateral Account" shall have the meaning provided in
Section 1.1(f) of the Cash Collateral Agreement.

         "Fleet Control Agreement" shall mean that certain Control Agreement, dated as of March 28, 2003, among Fleet National Bank, as Securities Intermediary, the Lessee and Lessor.

         "Fleet Securities Intermediary" shall have the meaning provided in Cash Collateral Agreement.

         "Fleet Cash Collateral Sub-account" shall have the meaning provided in
Section 1.1(j) of the Cash Collateral Agreement.

                                                           LSI Logic Corporation
                                                                         Lease A

         "Foreign Plan" shall mean any employee benefit plan maintained by Lessee or any of its Subsidiaries which is mandated or governed by any Governmental Rule of any Governmental Authority other than the United States.

         "F.R.S. Board" shall mean the Board of Governors of the Federal Reserve System or any successor thereto, and any Governmental Authority succeeding to any of its principal functions.

         "Funding" shall mean an advance of funds by the Lessor to the Agent pursuant to Article II hereof.

         "Generally Accepted Accounting Principles" or "GAAP" shall mean, as of any date of determination, accounting principles (a) set forth as generally accepted in then currently effective Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants, (b) set forth as generally accepted in then currently effective Statements of the Financial Accounting Standards Board or (c) that are then approved by such other entity as may be approved by a significant segment of the accounting profession in the United States of America. The term "consistently applied," as used in connection therewith, means that the accounting principles applied are consistent in all material respects to those applied at prior dates or for prior periods.

         "GMAC Cash Collateral Sub-account" shall have the meaning provided in
Section 1.1(h) of the Cash Collateral Agreement.

         "Governmental Action" shall mean all applicable permits, authorizations, registrations, consents, approvals, waivers, exceptions, variances, orders, judgments, decrees, licenses, exemptions, publications, filings, notices to and declarations of or with, or required by, any Governmental Agency, or required by any Applicable Laws and Regulations.

         "Governmental Agency" or "Authority" shall mean any domestic or foreign national, state or local government, any political subdivision thereof, any department, agency, authority or bureau of any of the foregoing, or any other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including, without limitation, the Federal Deposit Insurance Corporation, the F.R.S. Board, the Comptroller of the Currency, any central bank or any comparable authority.

         "Governmental Charges" shall mean, with respect to any Person, all levies, assessments, fees, claims or other charges imposed by any Governmental Authority upon such Person or any of its property or otherwise payable by such Person.

         "Governmental Rule" shall mean any law, rule, regulation, ordinance, order, code, interpretation, judgment, decree, directive, guidelines, policy or similar form of decision of any Governmental Authority.

         "Grossed-Up Basis" shall have the meaning provided in Section 11.6.

                                                           LSI Logic Corporation
                                                                         Lease A

         "Guaranty Obligation" shall mean, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person:

                  (a) With respect to any Indebtedness, lease (other than an operating lease), dividend, or other obligation (the "primary obligations") of another Person (the "primary obligor"), including any obligation of that Person (i) to purchase, repurchase or otherwise acquire such primary obligations or any property constituting direct or indirect security therefor, or (ii) to advance or provide funds (A) for the payment or discharge of any such primary obligation, or (B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, or
         (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (iv) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof;

                  (b) (i) With respect to letters of credit, acceptances, bank guaranties, surety bonds or similar instruments issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings, or (ii) as a partner or joint venturer in any partnership or joint venture;

                  (c) With respect to leases that are treated by Lessee as operating leases for accounting purposes and as a loan for all other purposes; or

                  (d) Net obligations with respect to Rate Contracts, other than Rate Contracts entered into in connection with a bona fide hedging operation that provides offsetting benefits to such Person.

         "Hazardous Material" shall mean any toxic or hazardous substances, materials, wastes, contaminants or pollutants, including asbestos, PCBs, petroleum products and byproducts, and any substances defined or listed as "hazardous substances," "hazardous materials," "hazardous wastes" or "toxic substances" (or similarly identified), regulated under or forming the basis for liability under any applicable Environmental Law.

         "Imposition" or "Impositions" shall mean any and all liabilities, losses, expenses and costs of any kind whatsoever for fees, taxes, levies, imposts, duties, charges, assessments or withholdings of any nature whatsoever ("Taxes") (including (i) personal property taxes; (ii) sales taxes, use taxes and other similar taxes (including rent taxes and intangible taxes); (iii) any excise taxes; (iv) transfer taxes, conveyance taxes, mortgage taxes, intangible taxes, stamp taxes and documentary recording taxes and fees; (v) taxes that are or are in the nature of franchise, income, value added, gross receipts, privilege and doing business taxes, license and registration fees; and (vi) assessments on any Item of Equipment or any part thereof or any other Lessee Collateral), and in each case all interest, additions to tax and penalties thereon, which at any time may be levied, assessed or imposed by any Federal, state or local authority upon or with respect to (a) any Indemnitee, any Item of Equipment or any part thereof or interest therein or any other

                                                           LSI Logic Corporation
                                                                         Lease A

Lessee Collateral, or Lessee or any sublessee of Lessee or user of any Item of Equipment; (b) the financing, refinancing, demolition, construction, substitution, subleasing, assignment, control, condition, servicing, maintenance, repair, ownership, possession, purchase, rental, lease, activity conducted on, delivery, insuring, use, operation, improvement, transfer, return or other disposition of any Item of Equipment or any part thereof or interest therein; (c) indebtedness with respect to any Item of Equipment or any part thereof or interest therein or transfer thereof; (d) the rentals, receipts or earnings arising from any Item of Equipment, any other Lessee Collateral or any part thereof or interest therein; (e) the Operative Documents or any payment made or accrued pursuant thereto; (f) the income or other proceeds received with respect to any Item of Equipment, any other Lessee Collateral or any part thereof or interest therein upon the sale or disposition thereof; (g) any contract relating to the manufacture, acquisition or delivery of any Item of Equipment or any part thereof or interest therein; or (h) otherwise in connection with the Overall Transaction.

         Notwithstanding anything in the first paragraph of this definition (except as provided in the final paragraph of this definition) the term "Imposition" shall not mean or include:

                  (i) any Taxes and impositions (other than Taxes that are, or are in the nature of, sales, use, value added, rental, transfer, property or ad valorem taxes) that are imposed by any Governmental Agency and that are based upon or measured by the gross or net income or gross or net receipts (including any minimum taxes or taxes on, measured by or in the nature of capital, net worth, excess profits, items of tax preference, capital stock, franchise, business privilege or doing business taxes); provided that this clause (i) shall not be interpreted to prevent a payment from being made on an Grossed-Up Basis if such payment is otherwise required to be so made; provided further this clause (i) shall not apply to Taxes and Impositions imposed on an Indemnitee solely as a result of Lessee's activities or the location of the Equipment in the jurisdiction imposing such Taxes or Impositions;

                  (ii) any Tax or imposition to the extent, but only to such extent, it relates to any act, event or omission that first occurs, or relates to a period, after the termination of the Lease, return of the Items of Equipment as required under the Lease and payment in full of all amounts due under the Lease (but not any Tax or imposition that relates to any period prior to such termination, return and payment in full with respect to the Item of Equipment or Items of Equipment to which such Tax or imposition relates);

                  (iii) any Tax or imposition imposed on an Indemnitee as a result of the failure of such Indemnitee to file any return or report provided to it pursuant to Section 11.2(d) on a timely basis and to pay any Tax or imposition indicated as being due and payable on such return or report other than any withholding or other Tax which may be paid by Lessee directly;

                  (iv) any Tax or imposition for so long as, but only for so long as, it is being contested in accordance with the provisions of
         Section 11.2(b); provided that the foregoing shall not limit Lessee's obligations under Section 11.2(b) to advance to such

                                                           LSI Logic Corporation
                                                                         Lease A

         Indemnitee amounts with respect to Taxes or impositions that are being contested in accordance with Section 11.2(b) or any expenses incurred by such Indemnitee in connection with such contest;

                  (v) any Taxes or imposition imposed upon an Indemnitee with respect to any voluntary transfer, sale, financing or other voluntary disposition of any interest in any Item of Equipment or any part thereof, or any interest therein or any interest or obligation under the Operative Documents, or from any sale, assignment, transfer or other disposition of any interest in a Indemnitee or any Affiliate thereof, (other than any transfer in connection with (1) the exercise by Lessee of its Early Termination Option or any termination option or other purchase of any Item or Items of Equipment by Lessee or the exercise by Lessee of the Purchase Option or the Sale Option, (2) the occurrence of an Lease Event of Default, (3) a Casualty affecting any Item or Items of Equipment, or (4) any assignment, sublease, modification or addition of or to any Item or Items of Equipment by Lessee) or any involuntary transfer of any of the foregoing interests resulting or arising from or in connection with the bankruptcy or insolvency of an Indemnitee;

                  (vi) any Taxes or impositions imposed on a direct or indirect transferee, successor or assign of an Indemnitee to the extent of the excess of such Taxes or impositions over the amount of such Taxes and impositions that would have been imposed had there not been a transfer by the original Indemnitee of an interest arising under the Operative Documents, provided, however, that there shall not be excluded under this clause (vi) any such Tax or imposition if such direct or indirect transferee, successor, or assignee of the Lessor acquired its interest as a result of a transfer in connection with a Lease Event of Default; provided, further, that there shall not be excluded under this clause (vi) any amount necessary to make any payment on a Grossed-Up Basis;

                  (vii) any Tax or imposition to the extent that such Tax or imposition is actually reimbursed to the Indemnitee by a Person other than an Affiliate of such Indemnitee;

                  (viii) any Taxes or impositions imposed on an Indemnitee, to the extent such Indemnitee actually receives a credit (or otherwise has a reduction in a liability for Taxes) in respect thereof against Taxes that are not indemnified hereunder (but only to the extent such credit was not taken into account in calculating the related indemnity payment on an Grossed-Up Basis);

                  (ix) any gift, inheritance or estate Tax or similar imposition;

                  (x) any Tax or imposition imposed on or with respect to an Indemnitee as a result of transactions or activities of such Indemnitee unrelated to the transactions or activities referred to in or contemplated by the Operative Documents;

                                                           LSI Logic Corporation
                                                                         Lease A

                  (xi) any Taxes imposed against or payable by an Indemnitee resulting from, or that would not have been imposed but for, the gross negligence or willful misconduct of such Indemnitee;

                  (xii) Taxes imposed on or payable by an Indemnitee to the extent such Taxes would not have been imposed but for a breach by such Indemnitee or any Affiliate thereof of any representations, warranties or covenants set forth in the Operative Documents (unless such breach is caused by Lessee's breach of its representations, warranties or covenants set forth in the Operative Documents);

                  (xiii) Taxes of an Indemnitee to the extent resulting from such Indemnitee's failure to comply with the provisions of Section 11.2(b), which failure precludes the ability to conduct a contest pursuant to Section 11.2(b) (unless such failure is caused by Lessee's breach of its obligations); or

                  (xiv) any Taxes imposed on the Lessor that are a result of the Lessor not being considered a "United States person" as defined in
         Section 7701(a)(30) of the Code.

         Notwithstanding the foregoing, the exclusions from the definition of Impositions set forth in clauses (i), (ii), (iv), (v), (vi), (viii), (ix) and
(x) above shall not apply (but the other exclusions shall apply) to any Taxes or any increase in Taxes imposed on an Indemnitee (net of any decrease in Taxes realized by such Indemnitee), to the extent that such Tax increase or decrease would not have occurred if on the Delivery Date the Lessor had advanced funds to Lessee in the form of a loan by Lessor to Lessee secured by the Equipment in an amount equal to the amounts funded on the Delivery Date, with debt service for each such loan equal to the Basic Rent payable on each Payment Date and a principal balance at the maturity of such loan in an amount equal to the then outstanding amount of the Lease Balance.

         "Indebtedness" shall mean, for any Person, without duplication:

                  (a) All indebtedness or other obligations of such Person for borrowed money;

                  (b) All obligations of such Person for the deferred purchase price of property or services (including obligations under credit facilities which secure or finance such purchase price and obligations under leases that are treated by Lessee as operating leases for accounting purposes and as a loan for all other purposes), other than trade payables incurred by such Person in the ordinary course of its business on ordinary terms;

                  (c) All obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses;

                  (d) All indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the

                                                           LSI Logic Corporation
                                                                         Lease A

         rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property);

                  (e)      All obligations under Capital Leases;

                  (f) All Guaranty Obligations other than Guaranty Obligations described in clauses (a)(iii) and (a)(iv) of the definition of "Guaranty Obligation" where the primary obligor is a Subsidiary; and

                  (g) All indebtedness of another Person secured by any Encumbrance upon or in property owned by the Person for whom Indebtedness is being determined, whether or not such Person has assumed or become liable for the payment of such indebtedness of such other Person; provided, that if such indebtedness is not assumed and recourse is limited solely to such property, the Indebtedness incurred hereunder shall be valued at the lesser of the principal amount of the obligation so secured or the fair market value of the property subject to such Encumbrance.

         "Indemnitee" shall mean Agent (in its individual capacity), Lessor, Participants, any additional, separate or co-agent, and the respective Affiliates, successors, permitted assigns (including the assignee under that certain Collateral Assignment Agreement, dated as of March 28, 2003, from Lessor, as assignor, to the assignee named therein and such assignees, successors and assigns), permitted transferees, contractors, servants, employees, officers, directors, shareholders, partners, participants, representatives and agents of each of the foregoing Persons; provided, however, that in no event shall Lessee or any of its Affiliates be an Indemnitee.

         "Insurance Requirements" shall mean all terms and conditions of any insurance policy required by the terms hereof to be maintained by Lessee and all requirements of the issuer of any such policy.

         "IRS" shall mean the Internal Revenue Service, or any successor thereto.

         "Item" or "Item of Equipment" shall mean a particular item of Equipment (including a Replacement Item but excluding a Replaced Item) and "Items" or "Items of Equipment" shall mean, collectively, each item of Equipment (including Replacement Items but excluding Replaced Items), unless the context requires otherwise.

         "Item Value Fraction" shall mean, with respect to any Item of Equipment leased hereunder, a fraction, the numerator of which is the Purchase Price for such Item of Equipment and the denominator of which is the aggregate Purchase Price of all Items of Equipment then subject to this Lease, including such Item of Equipment.

         "Key Corporate Cash Collateral Account" shall have the meaning provided in Section 1.1(c) of the Cash Collateral Agreement.

                                                           LSI Logic Corporation
                                                                         Lease A

         "Key Corporate Control Agreement" shall mean that certain Control Agreement, dated as of March 28, 2003, among Key Corporate Capital, Inc., as Securities Intermediary, Lessee and Lessor.

         "Key Corporate Securities Intermediary" shall have the meaning provided in the Cash Collateral Agreement.

         "L/C Proceeds" shall have the meaning provided in Section 12.2(b)(ii).

         "L/C Proceeds Account" shall have the meaning provided in Section 12.2(b)(ii).

         "Lease" shall have the meaning provided in the preamble.

         "Lease B" shall mean that certain Lease and Security Agreement (Lease
B), dated as of March 28, 2003, among LSI Logic Corporation, a Delaware corporation, as lessee, Bank of America, National Association, as lessor and Wells Fargo Bank Northwest, National Association, not in its individual capacity except as expressly stated therein, but solely as agent.

         "Lease Balance" shall mean collectively, the Series A Lease Balance, the Series B Lease Balance and the Series C Lease Balance.

         "Lease Default" shall mean any event, condition or failure which, with notice or lapse of time or both, would become a Lease Event of Default.

         "Lease Event of Default" shall mean any event condition or failure designated as a "Lease Event of Default" in Section 12.1.

         "Lease Expiration Date" shall mean the last day of the Lease Term, subject to any other date on which the Lease is terminated.

         "Lease Term" shall have the meaning provided in Section 5.1.

         "Lessee" shall mean LSI Logic Corporation, a Delaware corporation.

         "Lessee Collateral" shall mean all of Lessee's right, title and interest in and to each of the following, however arising and whether now existing or hereafter acquired or arising:

                  (a) the Items of Equipment (including all Parts thereof, accessions thereto and replacements and substitutions therefor);

                  (b)      the Subleases;

                  (c) all contracts necessary to operate and maintain the Items of Equipment;

                                                           LSI Logic Corporation
                                                                         Lease A

                  (d) any rights to a rebate, offset or other assignment, warranty or service under a purchase order, invoice or purchase agreement with any manufacturer of any Item of Equipment;

                  (e) all books, manuals, logs, records, writings, software, information and other property solely relating to any of the foregoing;

                  (f) the Cash Collateral and all cash, monies, certificates of deposit and investments held in the Cash Collateral Accounts; and

                  (g) all products, accessions, rents, issues, profits, returns, income and proceeds of and from any and all of the foregoing collateral (including proceeds which constitute property of the types described in clauses (a), (b), (c), (d), (e) and (f) above and, to the extent not otherwise included, all payments under insurance (whether or not Lessor is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing collateral).

         "Lessee Obligations" shall mean all obligations of Lessee at any time and from time to time owed to any one or more or all of the Lessor, Agent (both individually and in its capacity as Agent), each other Indemnitee and their respective successors and permitted assigns, under one or more of the Operative Documents, whether due or to become due, matured or unmatured, liquidated or unliquidated, or contingent or noncontingent, including obligations of performance as well as obligations of payment (including all Rent, Lease Balance, Casualty Amount, Purchase Amount and Sale Recourse Amount), and including interest that accrues after the commencement of any bankruptcy or insolvency proceeding by or against Lessee or any other Person.

         "Lessee Permitted Investments" shall mean any investments selected by Lessee in accordance with its Cash Investment Policy and Procedures as adopted by Lessee on November 15, 2001 (as the same may be amended from time to time with the approval of Agent); provided that any investments not meeting the standards set forth in such Cash Investment Policy and Procedures shall nevertheless be deemed to be "Lessee Permitted Investments" if they do not exceed at any time, in the aggregate, ten percent (10%) of all Lessee Permitted Investments at such time.

         "Lessor" shall have the meaning provided in the preamble.

         "Lessor Liens" shall mean Liens on or against any Item of Equipment, the Lease, the Letter of Credit, the L/C Proceeds, the L/C Proceeds Account, the Cash Collateral, the Cash Collateral Account or any payment of Rent (a) which result from any act of, or any Claim against Lessor or Agent unrelated to the transactions contemplated by the Operative Documents, (b) which result from any Tax owed by Lessor, except any Tax for which Lessee is obligated to indemnify Lessor or (c) which result from any act or omission of Lessor that is in breach of Lessor's covenants or agreements under the Operative Documents.

                                                           LSI Logic Corporation
                                                                         Lease A

         "Lessor Participation Agreement" shall mean the Lessor Participation Agreement dated as of March 28, 2003 among Agent, Lessor, the Participants and each Securities Intermediary.

         "Letter of Credit" shall have the meaning provided in Section 2.7.

         "LIBO Rate" shall mean with respect to any Rent Period at any time, the applicable London interbank offered rate for deposits in U.S. dollars appearing on Bloomberg LIBO page, British Bankers Association as of 11:00 a.m.(London time) two (2) Business Days prior to the first day of such Rent Period, and having a maturity approximately equal to such Rent Period; or if no London interbank offered rate of such maturity then appears on Bloomberg LIBO page, then the rate equal to the London interbank offered rate for deposits in U.S. dollars maturing immediately before or immediately after such maturity, whichever is higher, as determined by the Agent from Bloomberg LIBO page; or if Bloomberg LIBO page is not available, the applicable LIBO Rate for the relevant Rent Period shall be the rate determined by the Agent to be the arithmetic average of the rates at which Bank of America offers to place deposits in U.S. dollars with first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Rent Period, in the approximate amount of the Lease Balance on such date and having a maturity approximately equal to such Rent Period.

         "LIBOR Reserve Percentage" shall mean, relative to any Rent Period, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to assets or liabilities consisting of and including "Eurocurrency Liabilities," as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Rent Period.

         "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment for security, security interest, encumbrance, lien or charge of any kind, whether voluntarily incurred or arising by operation of law or otherwise, affecting any Item of Equipment or any other Lessee Collateral, including any agreement to grant any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature of a security interest, and/or the filing of or agreement to give any financing statement (other than a precautionary financing statement with respect to a lease or other agreement that is not in the nature of a security interest) under the Uniform Commercial Code or comparable law of any jurisdiction with respect to any Item of Equipment or any other Lessee Collateral.

         "Lombard Cash Collateral Sub-account" shall have the meaning provided in Section 1.1(i) of the Cash Collateral Agreement.

         "LSI" shall mean LSI Logic Corporation, a Delaware corporation.

                                                           LSI Logic Corporation
                                                                         Lease A

         "Manufacturer" shall mean, individually, any manufacturer of an Item of Equipment and "Manufacturers" shall mean, collectively, the Manufacturers of all Items of Equipment.

         "Material Adverse Effect" shall mean (i) for purposes of Sections 12.1(o), 17.1(p), 18.1(a)(xvi) and 18.2(c)(iv), that the Tangible Net Worth of Lessee is $600,000,000 or less as determined at the end of the most recently ended fiscal quarter of the Lessee, and (ii) for all other purposes, a materially adverse effect on (A) the assets, business, operations, properties, income or condition (financial or otherwise) or prospects of the Lessee and its consolidated Subsidiaries taken as a whole, (B) the ability or authority of the Lessee to perform its obligations under any of the Operative Documents, (C) the validity or enforceability of any of the Operative Documents or any rights or remedies under any thereof, (D) the rights or interests of the Lessor or any Participant in the Equipment, the other Lessee Collateral or the Letter of Credit or (E) the Fair Market Value, use, utility, useful life or residual value of the Equipment.

         "Material Lease Default" shall mean a Lease Default of the type described in Section 12.1(a), (f) or (g).

         "Moody's" shall mean Moody's Investor Service, Inc., or any successor thereto.

         "Multiemployer Plan" shall mean a "multiemployer plan" as defined in Sections 3(37) and 4001(a)(3) of ERISA.

         "Non-Securities Intermediary Issued Cash Collateral" shall mean certificates of deposit having the highest rate of return offered by a commercial bank of the type described below and having a final maturity from the date of issuance of not more than 100 days and maturing on or before the next succeeding Payment Date during the Lease Term, issued by any commercial bank incorporated under the laws of the United States of America or any state thereof or the District of Columbia, which bank is a member of the Federal Reserve System, has a combined capital and surplus of not less than $500,000,000 and has a senior unsecured debt credit rating of at least "Aa2" by Moody's and "AA" by S&P.

         "Offeree Letter" shall have the meaning provided in Section 3.1(s).

         "Operative Documents" shall mean, as the context requires:

                  (a)      the Lease;

                  (b)      the Cash Collateral Agreement;

                  (c)      each Control Agreement;

                  (d)      each Letter of Credit; and

                  (e)      the Lessor Participation Agreement.

         "Original Part" shall have the meaning provided in Section 8.4.

                                                           LSI Logic Corporation
                                                                         Lease A

          "Overall Transaction" shall mean all the transactions and activities referred to in or contemplated by the Operative Documents.

         "Overdue Rate" shall mean the lesser of (a) the highest interest rate permitted by Applicable Laws and Regulations and (b) an interest rate per annum equal to, in the case of Series A Rent, the Series A Yield Rate plus 2%, in the case of the Series B Rent, the Series B Yield Rate plus 2% and in the case of Series C Rent, the Series C Yield Rate plus 2%.

         "Part" shall have the meaning provided in Section 8.4.

         "Participant" shall have the meaning provided in Section 19.2.

         "Payment Date" shall mean (a) the 28th day of each March, June, September and December and (b) the last day of the Lease Term or, in each case, the next succeeding Business Day if such day is not a Business Day, unless the result would be that the Payment Date would be in the next succeeding calendar month, in which case such Payment Date shall be on the next preceding Business Day.

         "Payment Default" shall have the meaning provided in Section 20.3.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation or any successor thereto.

         "Pension Plan" shall mean any-employee pension benefit plan covered by Title IV of ERISA (other than a Multiemployer Plan) that is maintained for employees of Lessee or any ERISA Affiliate or with regard to which Lessee or an ERISA Affiliate is a contributing sponsor within the meaning of Sections 4001(a)(13) or 4069 of ERISA.

         "Permitted Contest" shall mean actions taken by a Person to contest in good faith, by appropriate proceedings (judicial or otherwise) initiated timely and diligently prosecuted, including to contest the legality, validity or applicability to any Item of Equipment or any other Lessee Collateral or any interest therein of any Person of: (a) any Applicable Laws and Regulations; (b) any term or condition of, or any revocation or amendment of, or other proceeding relating to, any Governmental Action or any contract or arrangement or obligation; or (c) any Lien or Tax; provided that the initiation and prosecution of such contest would not: (i) result in, or materially increase the risk of, the imposition of any criminal liability or material civil liability on any Indemnitee; (ii) be reasonably likely to adversely affect the lien and security interests created by the Operative Documents or the right, title or interest of Lessor in or to any of the Items of Equipment or any other Lessee Collateral or the right of Lessor to receive payment of Rent or the Lease Balance or any other amount payable under the Operative Documents or any interest therein; (iii) be reasonably likely to adversely affect in any material respect the fair market value, utility or remaining useful life of any Item of Equipment or any interest therein; (iv) involve any material risk of the sale, forfeiture or loss of any Item of Equipment or any other Lessee Collateral, title thereto or any material interest therein or materially interfere with the use or disposition of any Item of Equipment or the payment of Rent or (v) otherwise be reasonably expected to result in a Material Adverse Effect; and provided

                                                           LSI Logic Corporation
                                                                         Lease A

further that in any event reserves to the extent required by GAAP are maintained against any adverse determination of such contest.

         "Permitted Encumbrances" shall mean:

                  (a) Encumbrances which may at any time be granted in favor of Agent or Lessor to secure the Lessee Obligations;

                  (b) Encumbrances in existence as of the Delivery Date listed on Schedule IV, and any substitutions or renewals thereof, provided that (i) any substitute or renewal Encumbrance is limited to the property encumbered by the existing Encumbrance, and (ii) the principal amount of the obligations secured thereby is not increased;

                  (c) Encumbrances for current taxes, assessments or other Governmental Charges which are not delinquent or remain payable without any penalty or which are being contested in good faith via appropriate proceedings, with appropriate reserves established therefor in accordance with GAAP;

                  (d) Encumbrances in connection with workers' compensation, unemployment insurance or other social security obligations;

                  (e) Mechanics', workers', materialmen's, landlords', carriers' or other like Encumbrances arising in the ordinary and normal course of business with respect to obligations which are not past due or which are being contested in good faith via appropriate proceedings, with appropriate reserves established therefor in accordance with GAAP;

                  (f) Purchase money security interests (including by way of installment sales and title retention agreements) in personal or real property hereafter acquired when the security interest is granted contemporaneously with such acquisition (or within nine months thereafter), Encumbrances created to secure the cost of construction or improvement of property and Encumbrances created to secure Indebtedness incurred to finance such purchase price or cost (including Encumbrances of Lessee in favor of the United States or any state, or any department, agency, instrumentality or political subdivision thereof, securing any real property or other assets in connection with the financing of industrial revenue bond facilities or of any equipment or other property designed primarily for the purpose of air or water pollution control); provided that (i) any such Encumbrance shall attach only to the property so purchased. constructed or improved, together with attachments and accessions thereto, and rents, proceeds, products, substitutions, replacements and profits thereof and attachments and accessories thereto, and (ii) the amount of Indebtedness secured by any such Encumbrance shall not exceed the purchase or construction price of such property plus transaction costs and financing charges relating to the acquisition or construction thereof;

                                                           LSI Logic Corporation
                                                                         Lease A

                  (g) Encumbrances arising from attachments or similar proceedings, pending litigation, judgments or taxes or assessments in any such event whose validity or amount is being contested in good faith by appropriate proceedings and for which adequate reserves have been established and are maintained in accordance with GAAP;

                  (h) Encumbrances arising in the ordinary course of business or by operation of law, not securing Indebtedness, but securing such obligations as (i) judgments or awards, which (A) are covered by applicable insurance or (B) have been outstanding less than thirty (30) consecutive days, (ii) interests of landlords or lessors under leases of real or personal property entered into in the ordinary course of business arising by contract or operation of law, (iii) Encumbrances in favor of customs and revenue authorities which secure payment of customs in connection with the importation of goods, (iv) Encumbrances which constitute rights of set-off of a customary nature or bankers' liens on amounts on deposit, whether arising by contract or by operation of law, in connection with arrangements entered into with depository institutions in the ordinary course of business, (v) such minor defects, irregularities, encumbrances, easements, rights of way, and clouds on title as normally exist with respect to similar properties which do not, individually or in the aggregate, materially impair the property affected thereby or the use thereof and (vi) subleases, licenses, and sublicenses granted to third parties, the granting of which does not result in a Material Adverse Effect;

                  (i) Encumbrances securing reimbursement obligations of Lessee under documentary letters of credit; provided that such Encumbrances shall attach only to documents relating to such letters of credit, goods covered thereby and products and proceeds thereof;

                  (j) Encumbrances on insurance policies or the proceeds of insurance policies other than policies and the proceeds of policies required pursuant to Section 9.2 hereof incurred solely to secure the financing of premiums owing with respect thereto;

                  (k) Encumbrances existing on property (including the proceeds and accessions thereto) acquired by Lessee (including Encumbrances on assets of any corporation at the time it becomes a Subsidiary), but excluding any Encumbrances created in contemplation of any such acquisition; and

                  (l) Encumbrances encumbering customary initial deposits and margin deposits, and other Encumbrances that are within the general parameters customary in the industry and incurred in the ordinary course of business in connection with Rate Contracts or portfolio investments maintained with financial intermediaries.

         "Permitted Investments" shall mean (a) full faith and credit obligations of the United States of America, or fully guaranteed as to interest and principal by the full faith and credit of the United States of America, maturing in not more than one year from the date such investment is made, (b) certificates of deposit having a final maturity of not more than one year after the date of issuance thereof of a Participant or of any other commercial bank incorporated under the

                                                           LSI Logic Corporation
                                                                         Lease A

laws of the United States of America or any state thereof or the District of Columbia, which bank is a member of the Federal Reserve System and has a combined capital and surplus of not less than $500,000,000 and with a senior unsecured debt credit rating of at least "A" by Moody's and "A" by S & P, (c) commercial paper of Lessor or any Participant having a remaining term until maturity of not more than 180 days from the date such investment is made, (d) commercial paper of Lessee, banks, trust companies or national banking associations (in each case excluding Lessee and its Affiliates) incorporated or doing business under the laws of the United States or one of the States thereof, in each case having a remaining term until maturity of not more than 180 days from the date such investment is made and rated at least "P-1" by Moody's or at least "A-1" by S&P and (e) repurchase agreements maturing within one year with any financial institution having combined capital and surplus of not less than $500,000,000 with any of the obligations described in clauses (a) through (d) as collateral so long as title to the underlying obligations pass to Agent and such underlying obligations shall be segregated in a custodial or trust account for the benefit of Agent.

         "Permitted Liens" shall mean (a) the respective rights and interests of Lessee, Agent and Lessor, as provided in the Operative Documents, (b) Lessor Liens, (c) Liens for current Taxes either not yet delinquent or being contested by a Permitted Contest, (d) the leasehold interest of any Person under any Sublease permitted under Section 8.2 of the Lease, (e) materialmen's, mechanic's, worker's, artisan's, repairmen's, employee's or other like Liens securing payment of the price of goods or services rendered arising in the ordinary course of business for amounts either not yet due or being contested by a Permitted Contest, (f) statutory Liens, other than those described in clauses
(a) or (e) above, arising in the ordinary course of business with respect to obligations which are not delinquent or are being contested by a Permitted Contest; provided that, if delinquent, adequate reserves have been set aside with respect thereto and, by reason of nonpayment, no Item of Equipment or any other Lessee Collateral is subject to a material risk of loss or forfeiture, and
(g) Liens created by or resulting from any litigation or legal proceeding involving Lessee or any of its Subsidiaries in the ordinary course of its business which is currently being contested by a Permitted Contest.

         "Permitted Modification" shall have the meaning provided in Section
8.4.

         "Person" shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, an unincorporated association, a limited liability company, a joint venture, a trust or other entity or a Governmental Authority.

         "Plan" shall mean an employee benefit plan (as defined in Section 3(3) of ERISA) which Lessee or any ERISA Affiliate sponsors or maintains, or to which Lessee or any ERISA Affiliate makes, is making, or is obligated to make contributions, and includes any Pension Plan.

         "Prohibited Transaction" shall mean a transaction that is prohibited under Code Section 4975 or ERISA Section 406 and not exempt under Code Section 4975 or ERISA Section 408.

                                                           LSI Logic Corporation
                                                                         Lease A

         "Purchase Amount" shall mean, as of any date of determination, the sum of (a) the Lease Balance as of such date of determination, plus (b) all Rent and other sums then due and payable pursuant to the terms of the Operative Documents by Lessee, including, without limitation, all Supplemental Rent.

         "Purchase Option" shall have the meaning provided in Section 15.1(a).

         "Purchase Price" (i) for an Item of Equipment shall mean the Appraised Value of such Item of Equipment, plus applicable sales, use or similar taxes financed by the Lessor through the Funding, (ii) and the aggregate Purchase Price of all Items of Equipment leased hereunder shall be collectively, the Series A Purchase Price, Series B Purchase Price and Series C Purchase Price, plus applicable sales, use or similar taxes financed by the Lessor through the Funding. The Purchase Price for a Replacement Item shall be deemed to be the Purchase Price of the Item of Equipment replaced by such Replacement Item.

         "Qualified L/C Issuer" means (a) a commercial bank organized under the laws of the United States, or any State thereof; (b) a commercial bank organized under the laws of Japan or any country that is a member of the OECD or has concluded special lending arrangements with the International Monetary Fund associated with its General Arrangements to Borrow, or a political subdivision of any such country; provided that such bank is acting through a branch or agency located in the United States, and having a combined capital and surplus (as established in its most recent report of condition to its primary regulator) of not less than $250,000,000; provided, however, that (i) with respect to a commercial bank other than Wachovia Bank or Fleet National Bank, any such Person shall have a credit rating of at least AA by S&P (or an equivalent rating by another nationally recognized credit rating agency of similar standing that is in the business of rating long-term unsecured indebtedness of entities engaged in such businesses) and (ii) with respect to Wachovia Bank and Fleet National Bank, such banks shall have a credit rating of at least A+ by S&P (or an equivalent rating by another nationally recognized credit rating agency of similar standing that is in the business of rating long-term unsecured indebtedness of entities engaged in such businesses).

         "Rate Contracts" shall mean interest rate swaps, caps, floors and collars, currency swaps, or other similar financial products designed to provide protection against fluctuations in interest, currency or exchange rates.

         "Regulatory Requirement" shall have the meaning provided in Section 11.4(b).

         "Related Party" shall have the meaning provided in Section 18.2(g).

         "Release" shall mean the release, deposit, disposal or leak of any Hazardous Material into or upon or under any land or water or air, or otherwise into the environment, including, without limitation, by shall mean of burial, disposal, discharge, emission, injection, spillage, leakage, seepage, leaching, dumping, pumping, pouring, escaping, emptying, placement and the like.

                                                           LSI Logic Corporation
                                                                         Lease A

         "Removable Part" shall have the meaning provided in Section 8.4.

         "Rent" shall mean Basic Rent and Supplemental Rent, collectively.

         "Rent Period" shall mean (a) for the initial Rent Period, a period commencing on the Delivery Date to but excluding the first Payment Date and (b) for each other Rent Period, each period commencing on a Payment Date to but excluding the next Payment Date; provided that any Rent Period that would otherwise extend beyond the Lease Expiration Date shall end on the Lease Expiration Date.

         "Replaced Item" or "Replaced Items" shall have the meaning provided in
Section 8.7.

         "Replacement Items" or "Replacement Items" shall have the meaning provided in Section 8.7.

         "Replacement Parts" shall have the meaning provided in Section 8.4.

         "Reportable Event" shall mean any of the events set forth in Section 4043(b) of ERISA or the regulations promulgated thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

         "Required Alteration" shall have the meaning provided in Section 8.4.

         "Required ABN Cash Collateral Amount" shall mean, as of any date of determination, an amount equal to 100% of the Series A Lease Balance held by ABN Amro Bank N.V., plus 100% of the Series A Accrual Rent relating to such portion of in the Series A Lease Balance due on the next succeeding Payment Date.

         "Required Bank of America Cash Collateral Amount" shall mean, as of any date of determination, an amount equal to 100% of the Series A Lease Balance held by Lessor, plus 100% of the Series A Accrual Rent relating to such portion of the Series A Lease Balance due on the next succeeding Payment Date.

         "Required Cash Collateral Amount" shall mean, as the context may require, any or all of the Required ABN Cash Collateral Amount, the Required Bank of America Cash Collateral Amount, the Required CBC Cash Collateral Amount, the Required Fleet Cash Collateral Amount, the Required Fleet Series A Cash Collateral Amount, the Required Fleet Series B Cash Collateral Amount, the Required GMAC Cash Collateral Amount, the Required Key Corporate Cash Collateral Amount, the Required Lombard Cash Collateral Amount, the Required Societe Generale Cash Collateral Amount, the Required UBC Cash Collateral Amount and/or the Required Wells Fargo Cash Collateral Amount.

         "Required CBC Cash Collateral Amount" shall mean, as of any date of determination, an amount equal to 100% of the Series A Lease Balance held by Comerica Bank-California, plus

                                                           LSI Logic Corporation
                                                                         Lease A

100% of the Series A Accrual Rent relating to such portion of the Series A Lease Balance due on the next succeeding Payment Date.

         "Required Fleet Cash Collateral Amount" shall mean, as of any date of determination, an amount equal to 100% of the Series A Lease Balance held by Fleet National Bank, plus 100% of the Series A Accrual Rent relating to such portion of the Series A Lease Balance due on the next succeeding Payment Date.

         "Required Fleet Series A Cash Collateral Amount" shall mean, as of any date of determination, solely with respect to the Fleet Cash Collateral Sub-account, an amount equal to 100% of the Series A Lease Balance held by Fleet National Bank, plus 100% of the Series A Accrual Rent relating to such portion of the Series A Lease Balance due on the next succeeding Payment Date.

         "Required Fleet Series B Cash Collateral Amount" shall mean, as of any date of determination, solely with respect to the Fleet Cash Collateral Sub-account, an amount equal to 100% of the Series B Lease Balance held by Fleet National Bank plus 100% of the Series B Accrual Rent relating to such portion of the Series B Lease Balance due on the next succeeding Payment Date.

         "Required GMAC Cash Collateral Amount" shall mean, as of any date of determination, an amount equal to 100% of the Series A Lease Balance held by GMAC Commercial Finance LLC, plus 100% of the Series A Accrual Rent relating to such portion of in the Series A Lease Balance due on the next succeeding Payment Date.

         "Required Key Corporate Cash Collateral Amount" shall mean, as of any date of determination, an amount equal to 100% of the Series A Lease Balance held by Key Corporate Capital, Inc, plus 100% of the Series A Accrual Rent relating to such portion of in the Series A Lease Balance due on the next succeeding Payment Date.

         "Required Lombard Cash Collateral Amount" shall mean, as of any date of determination, an amount equal to 100% of the Series A Lease Balance held by Lombard US Equipment Finance Corporation, plus 100% of the Series A Accrual Rent relating to such portion of the Series A Lease Balance due on the next succeeding Payment Date.

         "Required Societe Generale Cash Collateral Amount" shall mean, as of any date of determination, collectively, the Required Societe Generale Series A Cash Collateral Amount and the Required Societe Generale Series B Cash Collateral Amount.

         "Required Societe Generale Series A Cash Collateral Amount" shall mean, as of any date of determination, an amount equal to 100% of the Series A Lease Balance held by Societe Generale Financial Corporation, plus 100% of the Series A Accrual Rent relating to such portion of the Series A Lease Balance due on the next succeeding Payment Date.

                                                           LSI Logic Corporation
                                                                         Lease A

         "Required Societe Generale Series B Cash Collateral Amount" shall mean, as of any date of determination, an amount equal to 40% of the Series B Lease Balance held by Societe Generale Financial Corporation, plus 40% of the Series B Accrual Rent relating to such portion of the Series B Lease Balance due on the next succeeding Payment Date.

         "Required UBC Cash Collateral Amount" shall mean, as of any date of determination, an amount equal to 100% of the Series A Lease Balance held by Union Bank of California, N.A., plus 100% of the Series A Accrual Rent relating to such portion of the Series A Lease Balance due on the next succeeding Payment Date.

         "Required Wells Fargo Cash Collateral Amount" shall mean, as of any date of determination, an amount equal to 100% of the Series A Lease Balance held by Wells Fargo Bank, N.A., plus 100% of the Series A Accrual Rent relating to such portion of the Series A Lease Balance due on the next succeeding Payment Date.

         "Residual Value" shall mean the Fair Market Value of the Equipment as of the end of the Lease Term as determined by the Appraisal.

         "Responsible Official" or "Responsible Officer" shall mean, when used with reference to a Person other than an individual, any corporate officer of such Person, general partner of such Person, corporate officer of a corporate general partner of such Person, or corporate officer of a corporate general partner of a partnership that is a general partner of such Person, or any other responsible official thereof duly acting on behalf thereof. Any document or certificate hereunder that is signed or executed by a Responsible Official of another Person shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such other Person; provided, however, that with respect to Lessee or its Affiliates, Responsible Official or Responsible Officer shall mean, with respect to any Person, the chief executive officer, the president, the chief financial officer or the treasurer of such Person, or any other senior officer of such Person having substantially the same authority and responsibility; or, with respect to compliance with financial covenants, the chief financial officer or the treasurer of any such Person, or any other senior officer of such Person involved principally in the financial administration or controllership function of such Person and having substantially the same authority and responsibility.

         "Sale Option" shall have the meaning provided in Section 15.1(b).

         "Sale Proceeds" shall have the meaning set forth in Section 15.1(b).

         "Sale Recourse Amount" shall mean the product obtained by multiplying the aggregate Purchase Price for the Items of Equipment then subject to the Lease by 43.97%.

         "SEC" shall mean the United States Securities and Exchange Commission and any successor thereto.

         "Securities Act" shall mean the Securities Act of 1933, as amended.

                                                           LSI Logic Corporation
                                                                         Lease A

         "Securities Intermediaries" shall mean, collectively, each Securities Intermediary under the Control Agreements and "Securities Intermediary" shall mean any of them, as the context requires.

         "Securities Intermediary Issued Cash Collateral" shall mean with respect to Cash Collateral held in a Cash Collateral Account such certificates of deposit issued by the Securities Intermediary for such Cash Collateral Account having the highest rate of return offered by such Securities Intermediary and having a final maturity from the date of issuance of not more than 100 days and maturing on or before the next succeeding Payment Date during the Lease Term.

         "Series A Accrual Rent" shall mean, with respect to each Rent Period, an amount equal to yield accrued on the Series A Lease Balance outstanding during such Rent Period at the Series A Yield Rate.

         "Series A Capital Rent" shall mean, for each Payment Date during the Lease Term, that portion of the installment of Rent payable on such Payment Date designated as Series A Capital Rent under the column heading "Series A Capital Rent" on Schedule III.

         "Series A Cash Collateral" shall mean, collectively, the Required ABN Cash Collateral Amount, the Required Fleet Cash Collateral Amount, the Required Fleet Series A Cash Collateral Amount, the Required Key Corporate Cash Collateral Amount, the Required Societe Generale Series A Cash Collateral Amount, the Required Bank of America Cash Collateral Amount, the Required CBC Cash Collateral Amount, the Required GMAC Cash Collateral Amount, the Required Lombard Cash Collateral Amount, the Required UBC Cash Collateral Amount and the Required Wells Fargo Cash Collateral Amount.

         "Series A Lease Balance" shall mean, as of any date of determination, the Series A Purchase Price, less (a) the sum of all Series A Capital Rent paid prior to such date of determination, and (b) the sum of all amounts paid and attributable to the Series A Lease Balance pursuant to Section 9.1 or 12.2,
Article XIV or Article XV.

         "Series A Pro Rata Share" shall have the meaning provided in the Lessor Participation Agreement.

         "Series A Purchase Price" shall mean $186,748,323.

         "Series A Rent" shall mean for each Payment Date during the Lease Term, a payment of rent consisting of (a) Series A Capital Rent and (b) Series A Accrual Rent for the Rent Period ending on such Payment Date.

         "Series A Yield Rate" shall mean the LIBO Rate plus 3.00%

         "Series B Accrual Rent" shall mean, with respect to each Rent Period, an amount equal to yield accrued on the Series B Lease Balance outstanding during such Rent Period at the Series B Yield Rate.

                                                           LSI Logic Corporation
                                                                         Lease A

         "Series B Capital Rent" shall mean, for each Payment Date during the Lease Term, that portion of the installment of Rent payable on such Payment Date designated as Series B Capital Rent under the column heading "Series B Capital Rent" on Schedule III.

         "Series B Cash Collateral" shall mean, collectively, the Required Fleet Series B Cash Collateral Amount and the Required Societe Generale Series B Cash Collateral Amount.

         "Series B Lease Balance" shall mean, as of any date of determination, the Series B Purchase Price, less (a) the sum of all Series B Capital Rent paid prior to such date of determination, and (b) the sum of all amounts paid and attributable to the Series B Lease Balance pursuant to Section 6.1, 9.1 or 12.2,
Article XIV or Article XV.

         "Series B Pro Rata Share" shall have the meaning provided in the Lessor Participation Agreement.

         "Series B Purchase Price" shall mean $11,339,810.

         "Series B Rent" shall mean for each Payment Date during the Lease Term, a payment of rent consisting of (a) Series B Capital Rent and (b) Series B Accrual Rent for the Rent Period ending on such Payment Date.

         "Series B Yield Rate" shall mean the LIBO Rate plus 4.75%

         "Series C Accrual Rent" shall mean, with respect to each Rent Period, an amount equal to yield accrued on the Series C Lease Balance outstanding during such Rent Period at the Series C Yield Rate.

         "Series C Lease Balance" shall mean, as of any date of determination, the Series C Purchase Price, less the sum of all amounts paid and attributable to the Series C Lease Balance pursuant to Section 6.1, 9.1 or 12.2, Article XIV or Article XV.

         "Series C Pro Rata Share" shall have the meaning provided in the Lessor Participation Agreement.

         "Series C Purchase Price" shall mean $37,253,724.

         "Series C Rent" shall mean for each Payment Date during the Lease Term, a payment of rent consisting of Series C Accrual Rent for the Rent Period ending on such Payment Date.

         "Series C Yield Rate" shall mean the LIBO Rate plus 5.00%

         "Significant Subsidiary" shall mean, at any time, any Subsidiary of Lessee having total assets (excluding intercompany assets and liabilities) as of the last day of the preceding fiscal quarter representing 10% or more of the Lessee's consolidated total assets, excluding goodwill

                                                           LSI Logic Corporation
                                                                         Lease A

and long-term deferred asset charges, based upon Lessee's most recent quarterly Financial Statements delivered to Agent under Section 18.1(a), determined in accordance with GAAP.

         "Societe Generale Cash Collateral Account" shall have the meaning provided in Section 1.1(d) of the Cash Collateral Agreement.

         "Societe Generale Control Agreement" shall mean that certain Control Agreement, dated as of March 28, 2003, among Societe Generale, New York Branch, as Securities Intermediary, Lessee and Lessor.

         "Societe Generale Securities Intermediary" shall have the meaning provided in Section 1.1(d) of the Cash Collateral Agreement.

         "Solvent" shall mean, with respect to any Person, that as of the date of determination, (a) the then fair saleable value of the property of such Person is (i) greater than the total amount of liabilities (including reasonably anticipated liabilities with respect to contingent obligations) of such Person and (ii) greater than the amount that will be required to pay the probable liabilities on such Person's then existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to such Person, and (b) such Person has not incurred and does not intend to incur, nor does it believe that it will incur, debts beyond its ability to pay such debts as they become due.

         "S&P" shall mean Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. or any successor thereto.

         "Sublease" shall have the meaning provided in Section 8.2.

         "Sublessee" shall have the meaning provided in Section 8.2.

         "Subsidiary" shall mean any corporation, association, partnership, joint venture or other business entity of which more than fifty percent (50%) of the voting stock or other equity interest is owned directly or indirectly by any Person or one or more of the other Subsidiaries of such Person or a combination thereof.

         "Supplemental Rent" shall mean any and all amounts, liabilities and obligations other than Basic Rent which Lessee assumes or agrees or is otherwise obligated to pay under the Lease or any other Operative Document (whether or not designated as Supplemental Rent) to Agent, Lessor or any other Person, including, without limitation, Purchase Amount, Break Funding Amounts and indemnities and damages for breach of any covenants, representations, warranties or agreements.

         "Surplus Collateral" is defined in Section 18.3(b)(ii).

         "Surviving Corporation" shall have the meaning provided in Section 18.2(c)(iv).

                                                           LSI Logic Corporation
                                                                         Lease A

         "Swap Termination Value" shall mean, in respect of any one or more Rate Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Rate Contracts, (a) for any date on or after the date such Rate Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a) the amount(s) determined as the mark-to-market value(s) for such Rate Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Rate Contracts (which may include any Participant).

         "Tangible Net Worth" shall mean, as of any date of determination, Consolidated Total Assets, minus Consolidated Total Liabilities, minus Consolidated Intangible Assets, adjusted to add back all non-cash charges recorded after the Delivery Date (other than customary depreciation and amortization and non-cash charges related to Consolidated Intangible Assets).

         "Taxes" and "Tax" shall have the meaning provided in the definition herein of "Imposition."

         "Transaction Costs" shall mean reasonable properly documented out-of-pocket costs, expenses and fees incurred by Agent, Lessor, Lessee and Arranger, in connection with the consummation of the transactions contemplated by the Operative Documents, and the preparation, negotiation, execution and delivery, modification and/or enforcement of the Operative Documents, including
(a) the reasonable fees and expenses of Chapman and Cutler, document counsel;
(b) the reasonable fees and expenses of Latham & Watkins, special counsel to the Lessee; (c) the initial and ongoing fees and expenses of the Agent and its special counsel payable in accordance with the Agent Fee Letter; (d) all reasonable fees and expenses of the Appraiser with respect to the Appraisal; (e) all taxes and search fees, recording fees and filing fees incurred in connection with lien searches and the recording, registering or filing any Operative Document, any security agreement, notice or financing statement with any public office, registry or governmental agency; (f) all fees and expenses incurred in connection with residual value insurance; (g) the reasonable fees and expenses of each Securities Intermediary; (h) the reasonable fees and expenses of Wachovia Bank, National Association in connection with the issuance of the Letter of Credit; and (i) all fees and expenses of Arranger in connection with the syndication of the transaction.

         "UCC" shall mean the Uniform Commercial Code of any applicable jurisdiction.

         "Unfunded Pension Liability" shall mean the excess of a Plan's benefit liabilities under Section 4001(a)(16) of ERISA over the current value of that Plan's assets, determined in accordance with the assumptions used for funding the Plan pursuant to Section 412 of the Code for the applicable year.

         "UBC Cash Collateral Account" shall have the meaning provided in
Section 1.1(b) of the Cash Collateral Agreement.

                                                           LSI Logic Corporation
                                                                         Lease A

         "UBC Control Agreement" shall mean that certain Control Agreement, dated as of March 28, 2003, among Union Bank of California, N.A., as Securities Intermediary, Lessee and Lessor.

         "UBC Securities Intermediary" shall have the meaning provided in the Cash Collateral Agreement.

         "Unrestricted Cash Reserves" shall mean, in respect of the Lessee and its wholly-owned Subsidiaries on a consolidated basis at any time, the sum of
(a) cash, plus (b) cash equivalents (as determined in accordance with GAAP), plus (c) readily marketable debt securities that are current assets (in accordance with GAAP) and which are rated A-/A3 or better by S&P and Moody's, respectively, minus (d) the amount of assets specified in clause (a), (b) and
(c) of this definition that are subject to the Cash Collateral Agreement, any Control Agreement, the cash collateral agreement or control agreements entered into in connection with the Lease B or any other Encumbrance, other than Encumbrances permitted under clauses (c) and (h)(iv) of the definition of "Permitted Encumbrances".

         "Upfront Fee" shall have the meaning provided in Section 2.10.

         "Wells Fargo Cash Collateral Account" shall have the meaning provided in Section 1.1(e) of the Cash Collateral Agreement.

         "Wells Fargo Control Agreement" shall mean that certain Control Agreement, dated as of March 28, 2003, among Wells Fargo Bank, N.A., as Securities Intermediary, Lessee and Lessor.

         "Wells Fargo Securities Intermediary" shall have the meaning provided in the Cash Collateral Agreement.

                                   ARTICLE II

                    ACQUISITION AND LEASE; GENERAL PROVISIONS

         Section 2.1. Funding; Payment of Purchase Price. (a) Subject to the terms and conditions of this Lease and the other Operative Documents, and in reliance on the representations and warranties contained herein or made pursuant hereto, on the Delivery Date, Lessor shall transfer to Agent an amount equal to the Purchase Price.

         (b) Remittances pursuant to this Section 2.1 shall be made in immediately available funds by wire transfer to the account of Agent set forth below and must be received by Agent by 10:00 a.m., California time, on the Delivery Date:

                                                           LSI Logic Corporation
                                                                         Lease A

         Bank:                 Wells Fargo Bank Northwest, National Association
         ABA Routing #:        121-000-248
         Account #:            051-0922115
         Payee:                Corporate Trust Department
         Notify:               DeAnn Madsen
         Reference:            LSI 39181

         Section 2.2. Application of Funds; Purchase and Lease of Equipment. On the Delivery Date, upon (a) receipt by Agent of all amounts to be paid by Lessor pursuant to Section 2.1(a), and (b) satisfaction or waiver consented to by Lessor of each of the conditions set forth in Article III, (i) Agent, on behalf of Lessor, shall pay, from the funds made available by Lessor pursuant to
Section 2.1(a), an amount equal to the Purchase Price of the Items of Equipment in immediately available funds remitted by wire transfer to the account(s) specified by Lessee and (ii) Lessor shall lease to Lessee the Items of Equipment and Lessee shall accept delivery of and lease from Lessor the Items of Equipment pursuant to this Lease.

         Section 2.3. Delivery Date Notice and Delivery Date. At least three (3) Business Days prior to the Delivery Date, Lessee shall deliver to Agent and Lessor an irrevocable written notice (the "Delivery Date Notice") substantially in the form of Exhibit A, setting forth, inter alia,

                  (a) a description of the Purchase Price and the amounts thereof; and

                  (b) wire transfer instructions for the disbursement of funds.

         All documents and instruments required to be delivered on the Delivery Date pursuant to this Lease shall be delivered at the offices of Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603. On the Delivery Date, subject to the terms and conditions of this Lease, and upon receipt of funds by Agent from Lessor sufficient therefor, Agent shall pay the Purchase Price for the Items of Equipment on behalf of Lessor and Lessor shall thereby purchase and lease the Items of Equipment to Lessee.

         Section 2.4. Nature of Transaction. It is the intent of the parties that the transaction contemplated hereby constitutes an operating lease from Lessor to Lessee for purposes of Lessee's financial reporting only. The parties agree that for all other purposes, including, without limitation, Federal and state and local income tax, bankruptcy, insolvency, conservatorship, receivership, commercial law and UCC purposes (including the substantive law upon which such bankruptcy, insolvency, conservatorship and receivership proceedings are based) (a) this Lease will be treated as a financing transaction, (b) the transaction contemplated hereby preserves ownership in the Items of Equipment in Lessee, (c) this Lease grants a Lien in the Items of Equipment and the other Lessee Collateral to Lessor, (d) the obligations of Lessee to pay deemed principal portion and deemed interest portion of Rent shall be treated as payments of principal and interest, respectively, and (e) Lessee will be treated as the owner of the Items of Equipment and Lessor shall be treated as having advanced funds to Lessee in the form of a loan secured by a Lien on the Items of Equipment and the other Lessee Collateral. Except as specifically provided for herein, Lessor shall be deemed to have a first priority, perfected

                                                           LSI Logic Corporation
                                                                         Lease A

security interest in and Lien on the Items of Equipment and the other Lessee Collateral, free and clear of all Liens other than Permitted Liens, as security for the obligations of Lessee under the Operative Documents. Except as otherwise provided by law or in connection with a settlement, compromise or adjudication made under the provisions of Section 11.2(c), each of the parties to this Lease agrees that it will not, nor will it permit any Affiliate to at any time, take any action or fail to take any action with respect to the filing of any income tax return, including an amended income tax return, inconsistent with the intention of the parties expressed in this Section 2.4.

         Section 2.5. [Reserved].

         Section 2.6. Cash Collateral. On the Delivery Date, Lessee shall cause (by delivery to the Securities Intermediaries of, or by otherwise depositing into the Cash Collateral Accounts, sufficient Cash Collateral):

                  (a) Cash Collateral to be deposited into the Bank of America Cash Collateral Account in an amount equal to $20,031,468.18; and

                  (b) Cash Collateral to be deposited into the Wells Fargo Cash Collateral Account in an amount equal to $19,312,564.46; and

                  (c) Cash Collateral to be deposited into the UBC Cash Collateral Account in an amount equal to $24,140,705.58; and

                  (d) Cash Collateral to be deposited into the Key Corporate Cash Collateral Account in an amount equal to $18,105,528.43; and

                  (e) Cash Collateral to be deposited into the Societe Generale Cash Collateral Account in an amount equal to $32,600,860.94; and

                  (f) Cash Collateral to be deposited into the Fleet Cash Collateral Account in an amount equal to $45,263,822.58; and

                  (g) Cash Collateral to be deposited into the Comerica Cash Collateral Sub-account in an amount equal to $5,733,417.47; and

                  (h) Cash Collateral to be deposited into the GMAC Cash Collateral Sub-account in an amount equal to $3,017,587.57; and

                  (i) Cash Collateral to be deposited into the Lombard Cash Collateral Sub-account in an amount equal to $9,052,764.42; and

                  (j) Cash Collateral to be deposited into the Fleet Cash Collateral Sub-account in an amount equal to $7,215,927.30; and

                                                           LSI Logic Corporation
                                                                         Lease A

                  (k) Cash Collateral to be deposited into the ABN Cash Collateral Sub-account in an amount equal to $12,195,922.30;

in each case, to be held in such Cash Collateral Accounts, which Required Cash Collateral Amounts shall be pledged to the Lessor as security for the obligations of Lessee under the Operative Documents; provided, that (i) Lessee shall deposit not more than $40,000,000 of Cash Collateral issued by any single financial institution, and (ii) any Cash Collateral in excess of $40,000,000 in face amount in any single Cash Collateral Account shall be Non-Securities Intermediary Issued Cash Collateral.

         Section 2.7. Letters of Credit. On the Delivery Date, Lessee shall cause one or more irrevocable letters of credit (including any replacements thereof delivered in accordance with Section 18.3(c), the "Letters of Credit"), in each case, to be issued for the benefit of Lessor by a Qualified L/C Issuer, which Letters of Credit (a) shall secure the obligations of Lessee under the Operative Documents relating to the Series C Lease Balance, (b) shall be, when taken together, in an aggregate amount equal to 100% of the Series C Lease Balance, (c) shall each have a term at least equal to the Lease Term, plus 45 days and (d) shall each otherwise be acceptable in form and substance to Lessor.

         Section 2.8. Legal, Accounting and Tax Representation. Lessee acknowledges and agrees that none of Agent, Lessor or any Participant has made or will make any representation or warranty concerning the tax, accounting or legal characteristics of this Lease, any of the other Operative Documents or the Overall Transaction, and that Lessee has obtained and relied on such tax, accounting and legal advice regarding this Lease, the other Operative Documents and the Overall Transaction as it deems appropriate.

         Section 2.9.    Computations.

         (a) Determination of Accrual Rent. All computations of Accrual Rent and other accrued amounts (including, without limitation, the Overdue
Rate), in each case pursuant to the Operative Documents shall be made on the basis of a 360-day year and the actual days elapsed for Accrual Rent calculated by reference to the LIBO Rate.

         (b) Conclusive Determinations. Each determination of Accrual Rent pursuant to any provision of this Lease or any of the other Operative Documents shall be conclusive in the absence of manifest error.

         Section 2.10. Fees. Lessee agrees to pay the fees set forth in this
Section 2.10.

                  (a) An upfront fee payable on the Delivery Date to Agent, on behalf of Lessor, in an amount mutually agreed to by Lessee and Lessor (the "Upfront Fee").

                  (b) The fee payable on the Delivery Date to the Agent, as provided in the Agent Fee Letter.

                                                           LSI Logic Corporation
                                                                         Lease A

                                   ARTICLE III

                              CONDITIONS PRECEDENT

         Section 3.1. Conditions to Delivery Date. The effectiveness of this Lease, and the obligation of Agent and Lessor to perform their respective obligations on the Delivery Date, shall be subject to the fulfillment to the satisfaction of (including, with respect to writings, such writings being in form and substance reasonably satisfactory to the addressee or beneficiary thereof), or the waiver by Agent, Lessor and each Participant of, the conditions precedent set forth in this Section 3.1 on or before the Delivery Date (except that the obligation of any party hereto shall not be subject to the performance or compliance of such party or of any of such party's Affiliates).

                  (a) Authorization, Execution and Delivery of Operative Documents; No Lease Default. The Operative Documents shall have been duly authorized, executed and delivered by each of the parties thereto, shall be in form and substance satisfactory to Agent and an executed counterpart of each thereof shall have been received by Agent and Lessor (except for the Letter of Credit, the original of which shall only be delivered to the Lessor). Each of the Operative Documents shall be in full force and effect as to all parties and no Lease Default or Lease Event of Default shall have occurred or be continuing.

                  (b) Legal Opinions. Agent and Lessor shall have received favorable opinions, in each case, dated the Delivery Date of (i) Ray, Quinney & Nebeker, special counsel to Agent, substantially in the form attached hereto as Exhibit B, (ii) General Counsel or Assistant General Counsel of Lessee, substantially in the form attached hereto as Exhibit C, (iii) Latham & Watkins, special counsel to Lessee, substantially in the form attached hereto as Exhibit D, and (iv) with respect to the Letter of Credit, Kennedy Covington Lobdell & Hickman, L.L.P., special counsel to Wachovia Bank, National Association, substantially in the form attached hereto as Exhibit D-1, in each case, in form and substance satisfactory to Agent.

                  (c) Governmental and Third Party Approvals. All necessary or advisable Governmental Actions, and all consents, approvals and authorizations of Persons other than Governmental Agencies, in each case in form and substance satisfactory to Agent required as of the Delivery Date in connection with the Overall Transaction, shall have been obtained or made and be in full force and effect and not be subject to any pending procedures or appeals, whether administrative, judicial or otherwise, except for any Governmental Action, consent, approval or authorization the failure of which to obtain, or the appeal of or further procedures with respect to which, could not reasonably be expected to have a Material Adverse Effect.

                  (d) Corporate Status and Proceedings. Agent and Lessor shall have received:

                                                           LSI Logic Corporation
                                                                         Lease A

                           (i) a copy of the certificates of good standing with respect to Lessee from the appropriate Governmental Agency of the jurisdiction of its formation, dated no earlier than the 10th day prior to the Delivery Date; and

                           (ii) certificates of the Secretary or Assistant Secretary of Lessee, substantially in the form of Exhibit E, and attaching and certifying as to (A) the directors' resolutions in respect of the execution, delivery and performance by Lessee of each Operative Document to which it is or will be a party, (B) its articles of incorporation and by-laws and (C) the incumbency and signatures of persons authorized to execute and deliver the Operative Documents on behalf of Lessee.

                  (e) Agent Secretary's Certificate. Lessor shall have received (x) a certificate of the Secretary or Assistant Secretary of Agent attaching and certifying as to: (i) the corporate authority for the execution, delivery and performance by Agent of each Operative Document to which it is or will be a party, (ii) its organizational documents, (iii) its by-laws and (iv) the incumbency and signature of persons authorized to execute and deliver such documents on behalf of Agent, and (y) a good standing certificate from the appropriate Governmental Agency as to Agent's good standing in its jurisdiction of formation.

                  (f) Representations and Warranties. Each representation and warranty of Lessee contained herein or in any other Operative Document and to be made on the Delivery Date shall be true and correct as of the Delivery Date.

                  (g) Appraisal. Agent and Lessor shall have received a copy of an appraisal (the "Appraisal") on or before the Delivery Date of the Items of Equipment from the Appraiser in form and substance satisfactory to Agent, which shall establish (by the use of appraisal methods satisfactory to Agent) the remaining useful life of such Items of Equipment as of the Delivery Date and the Fair Market Value of such Items of Equipment as of the Delivery Date and the last day of the Lease Term on an in-exchange, in-continued use basis.

                  (h)      [Reserved].

                  (i) Fees and Transaction Costs. Lessee shall have paid all fees and Transaction Costs due and payable on or prior to the Delivery Date.

                  (j) Liens. Upon the payment by Lessor of the Purchase Price pursuant to Section 2.2, the deposit of the Cash Collateral into the Cash Collateral Accounts, the execution and delivery of the Control Agreements by the parties thereto and the filing of the UCC financing statements listed on Schedule 3.1(j), (A) the Lessor shall have a first-priority, perfected security interest in the Lessee Collateral, subject only to Permitted Liens, and (B) the Items of Equipment and the other Lessee Collateral shall be free and clear of all Liens other than Permitted Liens.

                                                           LSI Logic Corporation
                                                                         Lease A

                  (k) No Casualty. No Casualty or other event or circumstance that, with the giving of notice or lapse of time or both, would constitute a Casualty with respect to the Items of Equipment, shall have occurred and be continuing.

                  (l) Bills of Sale. The Lessor shall have received the Bills of Sale duly executed by the respective sellers of the Equipment, conveying free and clear title to the Lessor of all of the Items of Equipment.

                  (m) Insurance. Lessee shall have delivered to Agent and Lessor the insurance Certificates required by Section 9.3.

                  (n) Absence of Material Adverse Effect. Since December 31, 2001, no Material Adverse Effect shall have occurred.

                  (o) Filings and Recordings. Evidence that, upon filing of all UCC financing statements with respect to the Items of Equipment (including applicable UCC-3 termination statements and fixture filings with respect to the Equipment), all filings and recordings shall have been recorded or filed in such places or offices as may be necessary or advisable in the reasonable opinion of Agent, to perfect the rights, title and interest of Lessor intended to be created by the Operative Documents. The Agent and Lessor shall have received the reports of lien searches conducted against Lessee and the Items of Equipment in such states and with Governmental Agencies as the Agent may reasonably request.

                  (p) Cash Collateral. After giving effect to the fundings to be made on the Delivery Date, Lessee shall have deposited the Required Cash Collateral Amount with the Securities Intermediaries to the satisfaction of Agent in accordance with Section 2.6.

                  (q) Letter of Credit. Lessee shall have caused the Letter of Credit to be issued for the benefit of Lessor in form and substance satisfactory to Lessor in accordance with Section 2.7.

                  (r) Delivery Date Notice. Lessee shall have delivered to Agent and Lessor the Delivery Date Notice conforming with the requirements of Section 2.3.

                  (s) Offeree Letter. Agent, Lessor and Lessee shall have received a letter, substantially in the form of Exhibit H, from the Arranger, dated the Delivery Date, with respect to the number of offerees of the interests in the Items of Equipment, the Lease and the other Operative Documents (the "Offeree Letter").

                  (t) Further Documents. Agent and Lessor shall have received all such further documents as the Agent, Lessor or any Participant may reasonably require.

                                                           LSI Logic Corporation
                                                                         Lease A

                                   ARTICLE IV

                       ACCEPTANCE AND LEASING OF EQUIPMENT

         Section 4.1. Acceptance and Lease. Lessor hereby agrees (subject to satisfaction or waiver of the conditions set forth in Article III) to accept delivery of each Item of Equipment from the sellers thereof and to lease such Item of Equipment to Lessee hereunder, and Lessee hereby agrees, immediately following such acceptance by Lessor, to lease from Lessor hereunder each such Item of Equipment, such acceptance by Lessor and lease by Lessee to be evidenced by the execution and delivery by Lessee and Lessor of this Lease, all in accordance with Article III. Lessee hereby agrees that its execution and delivery of this Lease shall, without further act, as between Lessor and Lessee irrevocably constitute an agreement by Lessee to lease each Item of Equipment for all purposes of this Lease.

         Section 4.2. No Warranty. THE ITEMS OF EQUIPMENT ARE LEASED BY LESSEE "AS IS" IN THEIR PRESENT OR THEN CONDITION, AS THE CASE MAY BE, SUBJECT TO (i) ANY RIGHTS OF ANY PARTIES IN POSSESSION THEREOF, (ii) THE STATE OF TITLE THERETO EXISTING AT THE TIME LESSOR ACQUIRES ITS INTEREST IN THE ITEMS OF EQUIPMENT,
(iii) ANY STATE OF FACT WHICH AN ACCURATE PHYSICAL INSPECTION MIGHT SHOW, AND LESSEE CONFIRMS THAT ITS EXECUTION AND DELIVERY OF THIS LEASE SHALL CONSTITUTE ITS CERTIFICATION THAT IT HAS INSPECTED AND ACCEPTS, as BETWEEN LESSOR AND LESSEE, EACH ITEM OF EQUIPMENT WHICH IS THE SUBJECT MATTER HEREOF, (iv) ALL APPLICABLE LAWS AND REGULATIONS, AND (v) ANY VIOLATIONS OF APPLICABLE LAWS AND REGULATIONS WHICH MAY EXIST ON THE DELIVERY DATE (OTHER THAN BY LESSOR). LESSEE ACKNOWLEDGES AND AGREES THAT (a) EACH ITEM OF EQUIPMENT IS OF A SIZE, DESIGN, CAPACITY AND MANUFACTURE SELECTED BY LESSEE, (b) LESSEE IS SATISFIED THAT THE SAME IS SUITABLE FOR ITS PURPOSES, (c) NEITHER LESSOR NOR AGENT IS A MANUFACTURER THEREOF OR A DEALER IN PROPERTY OF SUCH KIND, (d) NEITHER LESSOR NOR AGENT SHALL BE LIABLE FOR ANY LATENT, HIDDEN OR PATENT DEFECT IN ANY ITEM OF EQUIPMENT, OR THE FAILURE OF ANY ITEM OF EQUIPMENT TO COMPLY WITH APPLICABLE LAWS AND REGULATIONS AND (e) NEITHER LESSOR NOR AGENT HAS MADE, OR DOES OR WILL MAKE, (i) ANY REPRESENTATION OR WARRANTY OR COVENANT, WITH RESPECT TO THE TITLE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, DESIGN, OPERATION, CONDITION, QUALITY, DESCRIPTION, DURABILITY OR SUITABILITY OF ANY SUCH ITEM OF EQUIPMENT IN any RESPECT OR IN CONNECTION WITH OR FOR THE PURPOSES AND USES OF LESSEE OR (ii) ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO ANY ITEM OF EQUIPMENT, IT BEING AGREED THAT ALL RISKS, AS BETWEEN LESSOR OR AGENT, ON THE ONE hand, AND LESSEE, ON THE OTHER HAND, SHALL BE BORNE BY LESSEE. Lessor assigns to Lessee, to the extent assignable, all of its interest, if any, in any warranties, covenants and representations of any Manufacturer or vendor of any Item of Equipment; provided, that if a Lease Event of Default has occurred and is continuing, Lessor may revoke such assignment in whole or in part by providing notice of such revocation to Lessee; and provided, further, that any action taken by Lessee by reason thereof shall be at the expense of Lessee and shall be consistent with Lessee's obligations pursuant to this Lease. Lessor and Agent acknowledge and agree that, at Lessee's expense, Lessor and Agent shall cooperate with Lessee with respect to any claim of Lessee against any Manufacturer and Lessor and Agent further agree that, in the event any such

                                                           LSI Logic Corporation
                                                                         Lease A

warranties, covenants and representations are not assignable by Lessor to Lessee, Lessor and/or Agent shall, at the direction and expense of Lessee, act on behalf of Lessee in pursuing any such claim.

         Section 4.3. Legal and Tax Representation. Lessee acknowledges and agrees that none of Lessor, Arranger, any Participant or Agent has made any representations and warranties concerning the tax, accounting or legal characteristics of this Lease and that Lessee has obtained and relied on such tax, accounting and legal advice regarding this Lease and the other Operative Documents as it deems appropriate.

                                    ARTICLE V

                                   LEASE TERM

         Section 5.1. Lease Term. Unless earlier terminated pursuant to the terms of the Operative Documents, the term of this Lease shall commence on the Delivery Date and end on the 3-1/2 year anniversary of the Delivery Date (the "Lease Term").

                                   ARTICLE VI

                                      RENT

         Section 6.1. Rent Payments. Except as otherwise provided in Section 6.5, on each Payment Date during the Lease Term, Lessee shall pay to Agent, for the benefit of Lessor, a payment of rent consisting of (i) Capital Rent and (ii) Accrual Rent (collectively, "Basic Rent").

         Section 6.2. Supplemental Rent. Lessee shall pay to Agent, for the benefit of Lessor, or to whomever shall be entitled thereto as expressly provided herein or in any other Operative Document (and Lessor hereby directs Lessee, on behalf of Lessor, to so pay any such other Person), any and all Supplemental Rent as the same shall become due and payable (with respect to payments to be made to Agent or Lessor pursuant to the Operative Documents, otherwise, prior to the time such Supplemental Rent is delinquent) and, if a Lease Event of Default is continuing because of any failure on the part of Lessee to pay any Supplemental Rent, Lessor shall have all rights, powers and remedies provided for herein or by law or in equity or otherwise in the case of nonpayment of Basic Rent. The expiration or other termination of Lessee's obligations to pay Basic Rent hereunder shall not limit or modify the obligations of Lessee with respect to Supplemental Rent.

         Section 6.3. Method and Amount of Payment. Rent and all other sums due to Lessor hereunder shall be paid to Agent, on behalf of Lessor (or, in the case of Supplemental Rent, to such Person as may be entitled thereto (if such Person is other than Lessor or Agent, payment may be made by wire transfer or such other form of payment as is acceptable to such Person)) in immediately available funds at the office of Agent specified in Schedule II hereto or at such other office of Agent as Agent may from time to time specify to Lessee in a notice pursuant to this Lease. Each payment of Rent shall be accompanied by written designation from Lessee as

                                                           LSI Logic Corporation
                                                                         Lease A

to the amount of such payment that is being made in respect of Series A Capital Rent, Series A Accrual Rent, Series B Capital Rent, Series B Accrual Rent, Series C Accrual Rent or Supplemental Rent. Each payment of Rent shall be made by Lessee prior to 10:00 A.M. California time (and payments made after such time shall be deemed to have been made on the next day) at the place of payment in funds consisting of lawful currency of the United States of America which (in the case of any amount payable to Lessor or Agent or any other Indemnitee) shall be immediately available on the scheduled date when such payment shall be due unless the scheduled date shall not be a Business Day, in which case such payment shall be due and made on the next succeeding Business Day. If the result of the extension contemplated by the preceding sentence would be to carry payment of Rent into another calendar month, such payment of Rent shall be made on the immediately preceding Business Day.

         Section 6.4. Late Payment. If any Basic Rent shall not be paid when due, Lessee shall pay to Lessor, or if any Supplemental Rent payable to or on behalf or for the account of Lessor or Agent or other Indemnitee is not paid when due, Lessee shall pay to whomever shall be entitled thereto, in each case as Supplemental Rent, interest at the Overdue Rate (to the maximum extent permitted by law) on such overdue amount from and including the due date thereof (without regard to any applicable grace period) to but excluding the Business Day of payment thereof. If any payment of Rent shall be due on a day other than a Business Day, such payment shall be due on the succeeding Business Day unless the result of such extension would be to carry such payment into another calendar month, in which case such payment shall be made on the immediately preceding Business Day.

         Section 6.5. Set-Off. Notwithstanding any provision to the contrary contained herein or in any other Operative Document, in the event the Series A Lease Balance or any portion thereof or the Series B Lease Balance or any portion thereof is purchased by LSI as a Participant in accordance with Section 19.2, LSI, as Lessee, shall set-off against and not pay to Agent Basic Rent owed to LSI as a Participant.

                                   ARTICLE VII

                                    NET LEASE

         This Lease shall constitute a net lease and, notwithstanding any other provision of this Lease, it is intended that Basic Rent, Supplemental Rent and all other amounts due and payable under the Operative Documents, including, as applicable, the Lease Balance, shall be paid, subject to Section 6.5, without counterclaim, setoff, deduction or defense of any kind and without abatement, suspension, deferment, diminution or reduction of any kind, and Lessee's obligation to pay all such amounts throughout the Lease Term is absolute and unconditional. The obligations and liabilities of Lessee hereunder shall, to the fullest extent permitted by Applicable Laws and Regulations, in no way be released, discharged or otherwise affected for any reason (other than the indefeasible payment or performance in full of such liability or obligation) including: (a) any defect in the condition, merchantability, design, construction, quality or fitness for use of any Item of Equipment or any failure of any Item of Equipment to comply with all Applicable Laws and Regulations, including any inability to operate or use any

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                                                           LSI Logic Corporation
                                                                         Lease A

Item of Equipment by reason of such non-compliance; (b) any damage to, abandonment, loss, contamination of or release from or destruction of or any requisition or taking of any Item of Equipment or any part thereof; (c) any restriction, prevention or curtailment of or interference with any use of any Item of Equipment or any part thereof; (d) any defect in title to or rights to any Item of Equipment or any Lien on such title or rights on any Item of Equipment; (e) any change, waiver, extension, indulgence or other action or omission or breach in respect of any obligation or liability of or by Lessor or Agent; (f) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceedings relating to Lessee or Lessor or any other Person, or any action taken with respect to this Lease by any trustee or receiver of Lessee, Lessor, Agent or any other Person, or by any court, in any such proceeding; (g) any claim that Lessee has or might have against any Person, including, without limitation, Lessor or Agent (but will not constitute a waiver of such claim); (h) any failure on the part of Lessor or Agent to perform or comply with any of the terms of this Lease, any other Operative Document or of any other agreement whether or not related to the Overall Transaction (but will not constitute a waiver of such claim); (i) any invalidity or unenforceability or disaffirmance against or by Lessee, Agent or Lessor of this Lease or any provision hereof or any of the other Operative Documents or any provision of any thereof; (j) the impossibility of performance by Lessee, Lessor, Agent or any of them; (k) any action by any court, administrative agency or other Governmental Authority or any restriction, prevention or curtailment of or any use of any Item of Equipment or any part thereof; (l) the failure of Lessee to achieve any accounting or tax benefits or the characterization of the transaction intended by Section 2.4; or (m) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not Lessee shall have notice or knowledge of any of the foregoing. Except as specifically set forth in Section 9.1 or Section 14.1 hereof, this Lease shall be noncancellable by Lessee for any reason whatsoever, and Lessee, to the fullest extent permitted by Applicable Laws and Regulations, waives all rights now or hereafter conferred by statute or otherwise to quit, terminate or surrender this Lease, or to any diminution, abatement or reduction of Rent payable by Lessee hereunder. If for any reason whatsoever this Lease shall be terminated or amended in whole or in part by operation of law or otherwise, except as expressly provided in Section 9.1 or Section 14.1 hereof or, with respect to amendments, as permitted by the Operative Documents, Lessee shall, unless prohibited by Applicable Laws and Regulations, pay to Agent (or, in the case of Supplemental Rent, to whomever shall be entitled thereto) a compensation in an amount equal to each Rent payment (including the Lease Balance or any other amount due and payable under any Operative Documents) at the time and in the manner that such payment would have become due and payable under the terms of this Lease if it had not been terminated or amended in whole or in part. Each payment of Rent and any payment of the Lease Balance made by Lessee hereunder shall be final and, absent error in the computation of the amount thereof, Lessee shall not seek or have any right to recover all or any part of such payment from Lessor, Agent or any party to any agreements related thereto for any reason whatsoever. Lessee assumes the sole responsibility for the condition, use, operation, maintenance, and management of each Item of Equipment and Lessor and Agent shall have no responsibility in respect thereof and shall have no liability for damage to any Item of Equipment or any property relating thereto of Lessee or on any account or for any reason whatsoever other than by reason of such Person's willful misconduct or gross negligence or negligence in the handling of funds or breach of any of the Operative Documents; provided, however, any liability of Lessor or Agent with respect to any such willful misconduct

                                                           LSI Logic Corporation
                                                                         Lease A

or gross negligence or negligence in the handling of funds or breach of any of the Operative Documents shall not limit or affect Lessee's absolute obligations as set forth in this Article VII. Without affecting Lessee's obligation to pay Basic Rent, Supplemental Rent, the Lease Balance and all other amounts due and payable under the Operative Documents or to perform its obligations under the Operative Documents, Lessee may, notwithstanding any other provision of the Operative Documents, seek damages of any kind (which damages may be measured, if appropriate, on the amount of Rent paid by Lessee) or any other remedy at law or equity against Lessor or Agent for such willful misconduct or gross negligence or negligence in the handling of funds or for a breach by such Person of its obligations under this Lease or the other Operative Documents.

                                  ARTICLE VIII

            POSSESSION, ASSIGNMENT, USE AND MAINTENANCE OF EQUIPMENT

         Section 8.1. Possession and Use of Equipment; Compliance with Laws. Lessee shall use each Item of Equipment only in the manner for which it was designed and intended by the original manufacturer thereof (subject to any upgrade in any software used in connection with such Item of Equipment) and shall not use any Item of Equipment or any part thereof for any purpose or in any manner that would adversely affect the Fair Market Value, the utility, remaining useful life or, except to the extent in compliance with the Lease, Residual Value of such Item of Equipment, other than as a result of ordinary wear and tear. Lessee agrees that each Item of Equipment will be used and operated in compliance in all material respects with any and all Applicable Laws and Regulations. Lessee shall procure and maintain in effect all material licenses, registrations, certificates, permits, approvals and consents required by Applicable Laws and Regulations or by any Governmental Authority in connection with the ownership, delivery, installation, use and operation of each Item of Equipment. Lessee shall not (a) use, operate, maintain or store any Item of Equipment or any portion thereof in material violation of Section 8.3 or any Insurance Requirement; (b) sublease, assign or otherwise permit the use of any Item of Equipment except as may be permitted by Sections 8.2, 8.3 or 8.4 hereof;
(c) except as set forth in Sections 8.2 or 8.4 hereof, sell, assign or transfer any of its rights hereunder or in any Item of Equipment, or directly or indirectly create, incur or suffer to exist any Lien on any of its rights hereunder or in any Item of Equipment, except for Permitted Liens. Lessee shall be entitled to use and operate the Items of Equipment only at the Lessee's semi-conductor manufacturing facility located in Gresham, Oregon or another location or locations reasonably acceptable to the Agent in the continental United States, so long as the Lessee holds title in fee simple to the real property on which such Equipment is to be located and, (a) prior to moving any Item of Equipment to such other location, a mortgagee's waiver and consent is executed by the applicable mortgagee and delivered to Agent and Lessor, in form and substance reasonably satisfactory to the Agent and Lessor and (b) all UCC financing statements (including UCC fixture filings) have been filed in all public offices wherein such filings are necessary to perfect the Liens created by the Operative Documents. The Lessee will defend the sale of each Item of Equipment by the seller thereof to Lessor against the claims or demands of all Persons. Lessee shall keep in its possession at all times the items described in clauses (c) and (e) of the definition of Lessee Collateral.

                                                           LSI Logic Corporation
                                                                         Lease A

         Section 8.2. Subleases and Assignments. LESSEE SHALL NOT, WITHOUT THE PRIOR WRITTEN CONSENT OF AGENT, SUBLEASE OR OTHERWISE RELINQUISH POSSESSION OF ANY ITEM OF EQUIPMENT, OR ASSIGN, TRANSFER OR ENCUMBER (EXCEPT FOR PERMITTED LIENS) ITS RIGHTS, INTERESTS OR OBLIGATIONS HEREUNDER OR PERMIT ANY OF THE FOREGOING AND ANY ATTEMPTED SUBLEASE OR OTHER RELINQUISHMENT OF POSSESSION, ASSIGNMENT, TRANSFER OR ENCUMBERING BY LESSEE SHALL BE NULL AND VOID, except as provided in this Section 8.2 or pursuant to a transaction permitted under
Section 18.2(d) or a Permitted Lien or in the case of relinquishment of possession pursuant to the performance of Lessee's covenants under Section 8.3 or 8.4 of this Lease. Each sublease entered into in accordance with this Section
8.2 shall be referred to as a "Sublease". So long as no Lease Event of Default shall have occurred and be continuing, Lessee may, without the prior written consent of Agent, enter into subleases of one or more of the Items of Equipment to a direct or indirect wholly-owned Subsidiary of Lessee organized under the laws of the United States of America or any State thereof (a "Sublessee"); provided, that any Sublease entered into pursuant to this Section 8.2 must satisfy each of the following conditions:

                  (a) such Sublease shall (i) automatically expire upon the termination of this Lease, (ii) be expressly subordinate and subject to this Lease and the Liens created hereunder and (iii) expressly require the Items of Equipment subject thereto to be returned as directed by Agent upon notice to Sublessee that a Lease Event of Default shall have occurred and be continuing;

                  (b) such Sublease shall be in writing and shall expressly prohibit any further assignment, sublease or transfer;

                  (c) such Sublease shall not contain a purchase option in favor of the Sublessee or any other provision pursuant to which the Sublessee may obtain record or beneficial title to any Item of Equipment leased thereunder from Lessee prior to Lessee acquiring title to such Item of Equipment from Lessor;

                  (d) such Sublease shall prohibit the Sublessee from making any alterations or modifications to any Item of Equipment that would result in a Lease Default;

                  (e) all of Lessee's rights, title and interest in, to and under such Sublease shall be pledged by Lessee to Lessor, as collateral for Lessee's obligations under the Operative Documents, by delivery of an executed original counterpart upon the execution and delivery thereof, marked as the sole original execution counterpart for UCC purposes, to the Lessor, and Lessee shall, at its own cost and expense, do any further act and execute, acknowledge, deliver, file, register and record any further documents which the Agent or Lessor may reasonably request in order to create, perfect, preserve and protect Lessor's Lien in such Sublease;

                  (f) Lessee shall not, without Agent's prior written consent, permit or consent to any renewal or extension of such Sublease at any time when a Material Lease Default or Lease Event of Default has occurred and is continuing;

                                                           LSI Logic Corporation
                                                                         Lease A

                  (g) such Sublease shall require the Sublessee to maintain the Item or Items of Equipment in accordance with Section 8.3;

                  (h) such Sublease shall require the Sublessee to use and operate the Item or Items of Equipment or any Part thereof in accordance with Section 8.1;

                  (i) such Sublease shall require the Sublessee to insure the Item or Items of Equipment in accordance with Section 9.2;

                  (j) such Sublease shall provide that, upon reasonable notice to the Sublessee, any designated representative of Agent or Lessor may inspect the Item or Items of Equipment and the books and records relating thereto, upon reasonable notice, in accordance with Agent's and Lessor's inspection rights set forth in the Operative Documents (but not so as to materially interfere with the business of such Sublessee); and

                  (k) Lessee shall notify Agent and Lessor in writing not less than 10 days prior to entering into any such Sublease (and promptly after execution of any Sublease furnish Agent and Lessor with an executed copy thereof), which notice shall include (i) a description of the Item or Items of Equipment to be subleased thereunder and (ii) the general location parameters of such Item or Items of Equipment during the term of such Sublease.

         The liability of Lessee with respect to this Lease and each of the other Operative Documents shall not be altered or affected in any way by the existence of any Sublease.

         Section 8.3. Maintenance. At all times during the term of this Lease, Lessee shall, at its own cost and expense:

                  (a) unless an Item of Equipment has suffered a Casualty and Lessee is restoring such Item of Equipment, repairing such Item of Equipment (which repairs may be done offsite), replacing such Item of Equipment or paying the Casualty Amount for such Item of Equipment, keep, repair, maintain and preserve each of the Items of Equipment in at least as good order and operating condition (unless Lessee has removed such Item of Equipment from service in compliance with this clause (a)) and appearance as on the Delivery Date, ordinary wear and tear excepted, and in conformance in all material respects with (A) customary industry standards, (B) the terms of all contracts (including, without limitation, service contracts) and obligations at the time applicable thereto, (C) all Applicable Laws and Regulations and Insurance Requirements (in each case, subject to Lessee's right to contest by a Permitted Contest), and in the event that Applicable Laws and Regulations require any alteration, replacement or addition of or to any Part on any Item of Equipment, Lessee will conform therewith in all material respects at its own expense, (D) standards no lower than the highest of those applied by Lessee or any of its Affiliates in the ordinary course of business for similar equipment owned or leased by it, (E) such mandated or suggested maintenance, repair and deinstallation standards and procedures as are set forth in the manufacturer's manuals

                                                           LSI Logic Corporation
                                                                         Lease A

         pertaining to each Item of Equipment and (F) such standards or procedures as may be required to enforce warranty claims against each vendor and manufacturer of each Item of Equipment;

                  (b) (i) conduct or cause to be conducted all scheduled maintenance of each Item of Equipment in conformity in all material respects with Lessee's practices and manufacturers and repair guidelines, for similar equipment (including, without limitation, Lessee's maintenance program for such equipment) and (ii) maintain or cause to be maintained each Item of Equipment so as to preserve its Fair Market Value, remaining economic useful life, utility and, except to the extent in compliance with this Lease, Residual Value, other than as a result of ordinary wear and tear;

                  (c)      in addition to the requirements in Section 8.3(a) and
         (b), (i) cause maintenance on each Item of Equipment to be provided by the manufacturer thereof or factory authorized technicians or by Lessee's in-house technicians (trained and certified by manufacturer or an entity approved by such manufacturer), (ii) establish such maintenance, refurbishment, rebuilding and repair programs so that the Items of Equipment can be kept in the condition required as set forth herein and (iii) allow Lessor and Agent, at reasonable times, after reasonable notice and in a reasonable manner, to review and approve changes to the Lessee's maintenance procedures (which approval shall not be unreasonably withheld);

                  (d) cause each Item of Equipment to continue to have at all times the capacity and functional ability to perform, on a continuing basis (subject to Casualties and customary interruption in the ordinary course of business for maintenance, inspection, service, repair and testing), the functions for which it was specifically designed; provided that Lessee shall have the ability to remove any Item of Equipment from service in accordance with the standards set forth in Section 8.3(a);

                  (e) cause any hazardous or toxic substances used, or resulting or emitting from, the operation or use of the Items of Equipment to be handled in accordance with all applicable Environmental Laws in all material respects and otherwise cause the Items of Equipment to be maintained and operated in accordance with all Environmental Laws in all material respects; and

                  (f) at any time while a Lease Default or Lease Event of Default has occurred and is continuing or after the Lessee has exercised the Sale Option, make the Items of Equipment available for inspection and testing by an authorized inspector (which shall be at reasonable times and upon reasonable notice in the event the Sale Option was exercised), including unlimited shipping and testing of parts or equipment as required by any such inspector, and if any discrepancies are found as pertaining to the general condition of the Items of Equipment, Agent shall communicate such discrepancies to Lessee in writing and Lessee shall rectify such discrepancies within 30 days of receiving such written notice.

                                                           LSI Logic Corporation
                                                                         Lease A

         In no event shall Lessee adversely discriminate as to the use or maintenance of any Item of Equipment (including the periodicity of maintenance or recordkeeping in respect of such Item of Equipment) based upon such Item of Equipment being leased and financed hereunder and under the other Operative Documents as compared to equipment of a similar nature which Lessee owns or leases. Lessee shall prepare and deliver to Agent or Lessor, as applicable, within a reasonable time prior to the required date of filing (or, to the extent permissible, file on behalf of Agent and Lessor) any and all reports required to be filed by Agent or Lessor with any Governmental Authority of any country or subdivision thereof in which any Item of Equipment is located by reason of the ownership by Lessor of the Items of Equipment or the leasing thereof to Lessee (subject, however, to Lessee's right to Permitted Contests). Agent agrees to inform Lessee of any request for such reports received by it or of which it has knowledge. Lessee shall maintain or cause to be maintained, and shall permit Agent and Lessor, their respective agents, representatives, or assignees to inspect at reasonable times during regular business hours and as often as requested (but not so as to materially interfere with the business of Lessee and not more than annually if no Lease Default or Lease Event of Default has occurred and is continuing) upon five (5) Business Days prior notice so long as no Lease Default or Lease Event of Default shall have occurred and be continuing and at any time following the occurrence and continuation of a Lease Default or Lease Event of Default or following the election by the Lessee of the Sale Option, all records, returns, renditions, logs and other materials required by any Governmental Authority having jurisdiction over an Item of Equipment or Lessee, to be maintained in respect of such Item of Equipment (subject, however, to Lessee's right to Permitted Contests). Lessee hereby waives any right now or hereafter conferred by law to make repairs on any Item of Equipment at the expense of Lessor or Agent.

         Section 8.4. Alterations and Modifications. In case any Item of Equipment, part or appliance therein (each, a "Part") is required to be altered, added to or modified in order to comply in all material respects with any Applicable Laws and Regulations (a "Required Alteration") pursuant to Section
8.1 or 8.3 hereof, Lessee agrees to make such Required Alteration at its own expense. Lessee shall have the right to make or cause to be made any modification, alteration or improvement to any Item of Equipment (herein referred to as a "Permitted Modification"), or to remove or cause to be removed any Part which has become worn out, broken or obsolete; provided in each case that Lessee continues to be in compliance with Sections 8.1 and 8.3 hereof and that such action (a) will not decrease the present or future economic value of the applicable Item of Equipment or impair its originally intended use or function or decrease its economic useful life and (b) will not cause such Item of Equipment to become suitable for use only by Lessee. In the event any Permitted Modification (i) is readily removable without impairing the value or use which the Item of Equipment would have had at such time had such Part not been affixed or placed to or on such Item of Equipment (a "Removable Part"),
(ii) is not a Required Alteration and (iii) is not a Part which replaces any Part originally incorporated or installed in or attached to such Item of Equipment on the date on which such Item of Equipment became subject to this Lease, or any Part in replacement of or substitution for any such original Part (each an "Original Part"), any such Permitted Modification, if no Lease Event of Default is continuing, shall be and remain the property of Lessee. To the extent such Permitted Modification is not a Removable Part, or is a Required Alteration or an Original Part, and (if the Removable Part remains the property of Lessee) to the

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                                                           LSI Logic Corporation
                                                                         Lease A

extent a Removable Part is not the property of Lessee because of the continuance of a Lease Event of Default, the same shall immediately and automatically be and become the property of Lessor and subject to the terms of this Lease. Any Required Alterations, and any Parts installed or replacements made by Lessee upon any Item of Equipment pursuant to its obligation to maintain and keep the Items of Equipment in good order, operating condition and repair under Section
8.3 (collectively, "Replacement Parts") and all other Parts which become the property of Lessor shall be considered, in each case, accessions to such Item of Equipment and title thereto or security interest therein shall be immediately and automatically vested in Lessor. All Replacement Parts shall be free and clear of all Liens (other than Permitted Liens) and shall be in as good an operating condition as, and shall have a value and utility at least equal to, the Parts replaced, assuming such replaced Parts and the relevant Items of Equipment were immediately prior to such replacement or the event or events necessitating such replacement in the condition and repair required to be maintained by the terms hereof. Any Part at any time removed from any Item of Equipment shall remain subject to the interests of Lessor under the Operative Documents, no matter where located, until such time as such Part shall be replaced by a Part which has been incorporated or installed in or attached to such Item of Equipment and which meets the requirements for a Replacement Part specified above, whereupon Lessor hereby releases any and all interest in and to such replaced Part. Upon the request of Lessor and no later than 45 days after the end of each fiscal quarter of Lessee, Lessee shall deliver to Lessor, a Bill of Sale evidencing the conveyance by Lessee to Lessor of all Replacement Parts not previously evidenced by a Bill of Sale; provided that such Bill of Sale may describe the Replacement Parts generally and need not specifically describe each individual part, and such other documents in respect of such Part or Parts as Lessor may reasonably request in order to confirm that title to such Part or Parts has passed to Lessor, as hereinabove provided. Concurrently with the delivery by Lessee of a Bill of Sale with respect to a Replacement Part, Lessor shall deliver to Lessee a Bill of Sale (without representations or warranties except as to the absence of Lessor Liens) for the Part replaced by such Replacement Part and such other documents as may be required to release the replaced Part from the terms of this Lease, in such form as may reasonably be requested by Lessee. Any such Replacement Part, regardless of whether evidenced by a Bill of Sale, shall be deemed part of such unit, for all purposes hereof to the same extent as the Parts originally incorporated or installed in such unit, and title to such Replacement Part shall thereupon vest in Lessor, subject to the terms of this Lease. All replacements pursuant to this Section 8.4 shall be purchased by Lessee with its own funds. There shall be no obligation on the part of Lessor or Agent to pay for or otherwise finance any such replacement.

         Section 8.5. Identifying Numbers and Registration; Legend; Changes; Inspection. (a) Lessee, at its own expense, will cause each Item of Equipment to be kept numbered with the identification number as shall be set forth on
Schedule I hereto.

         (b) The Lessee will not change the identification number of any Item of Equipment unless and until (i) a statement of new number or numbers to be substituted therefor shall have been delivered to the Agent and filed, recorded and deposited by the Lessee in all public offices where any financing statement has been filed in respect thereof for purposes of perfecting any security interest created hereby and (ii) Lessee shall have furnished the Agent an opinion of counsel in form and substance reasonably satisfactory to the Agent to the effect that once such

                                                           LSI Logic Corporation
                                                                         Lease A

statement has been so filed, recorded and/or deposited, no other filing, recording, deposit or giving of notice with or to any other Federal, state or local government or agency thereof is necessary to perfect the lien and security interest of Lessor in such Items of Equipment. The Equipment may be lettered with the names or initials or other insignia used by the Lessee or any Sublessee. Upon the request of Agent or Lessor, Lessee shall make the Items of Equipment available to Agent or Lessor, as applicable, their respective agents, representatives or assignees for inspection at their then location and shall also make Lessee's books, manuals, logs, records and other information pertaining to the Items of Equipment available for inspection and permit such parties to make copies thereof, in each case at reasonable times during regular business hours and as often as requested (but not so as to materially interfere with the business of Lessee and not more than annually if no Lease Default or Lease Event of Default has occurred and is continuing) upon five (5) Business Days prior notice so long as no Lease Default or Lease Event of Default shall have occurred and is continuing or at any time following the occurrence and continuation of a Lease Default or Lease Event of Default or following the election by the Lessee of the Sale Option; provided that all costs and expenses of Lessor or Agent in connection with such inspection shall be borne by the inspecting party unless a Lease Event of Default has occurred and is continuing at the time of such inspection, in which case all such costs and expenses shall be borne by Lessee. Agent and Lessor shall have the right to inspect and show the Items of Equipment to prospective purchasers at any time following the occurrence of a Lease Event of Default or following the election by the Lessee of the Sale Option.

         Section 8.6. Liens. Lessee will not directly or indirectly create, incur, assume or suffer to exist any Lien (other than Permitted Liens) on or with respect to (i) any Item of Equipment or any Part thereof or any other Lessee Collateral, or Lessor's title thereto or interest therein or (ii) this Lease or Lessor's interests hereunder. Lessee, at its own expense, will promptly pay, satisfy and otherwise take such actions as may be necessary to keep this Lease and the Items of Equipment and the other Lessee Collateral, free and clear of, and to duly discharge or eliminate, or bond in a satisfactory manner to Lessor in its reasonable judgment, any such Lien not excepted above if the same shall arise at any time. Lessee will notify Lessor in writing promptly upon becoming aware of any Tax or other Lien (other than any Lien excepted above) that shall attach to any Item of Equipment or any other Lessee Collateral, and of the full particulars thereof. Without limiting the foregoing, Lessee shall not assign or pledge any of its rights under any Sublease to any Person other than Lessor.

         Section 8.7. Replacements and Substitutions. (a) In addition to the rights of Lessee under Section 8.4, Lessee shall have the option at any time to replace any Item or Items of Equipment (a "Replaced Item" or "Replaced Items") with a substitute Item or Items of Equipment (a "Replacement Item" or "Replacement Items"), subject to the following conditions:

                  (i) No Lease Default or Lease Event of Default shall have occurred and be continuing and Lessee shall represent in writing to Agent to such effect;

                  (ii) The Replacement Item or Replacement Items shall be located in a location permitted by Section 8.1 and Lessee shall represent in writing to Agent to such effect;

                                                           LSI Logic Corporation
                                                                         Lease A

                  (iii) The Replacement Item or Replacement Items shall have a function and utility comparable to or better than the Replaced Item or Replaced Items and Lessee shall represent in writing to Agent to such effect;

                  (iv) The Replacement Item or Replacement Items shall have a value, useful life, and operating condition equal to or greater than the Replaced Item or Replaced Items and Lessee shall represent in writing to Agent to such effect, which shall be confirmed by an appraisal reasonably satisfactory in scope and form to Lessor and Agent and performed by an appraiser selected by the Lessor and Agent and approved by Lessee (such approval not to be unreasonably withheld) for each Replaced Item being substituted pursuant to this Section 8.7 in which the Purchase Price, or for each series of substitutions pursuant to this Section 8.7 in which the aggregate Purchase Price, is equal to or greater than $5,000,000;

                  (v) The aggregate Purchase Price of all Replaced Items leased hereunder and substituted pursuant to this Section 8.7 from and after the Delivery Date to and including the date of substitution and after giving effect thereto, shall not exceed 25% of the aggregate Purchase Price of all Items of Equipment subject to this Lease as of the Delivery Date; and

                  (vi) Prior to the date of any such substitution, Lessee shall replace such Replaced Item or Replaced Items by complying with the applicable terms of Section 9.1 to the same extent as if a Casualty or a series of Casualties had occurred with respect to such Replaced Item or Replaced Items, and the Lessor shall transfer title to the Replaced Item or Replaced Items to Lessee in the same manner as provided in the applicable provisions of Section 9.1.

         Items of Equipment replaced pursuant to Section 9.1(b) following a Casualty shall not be included for purposes of the calculations set forth above.

         (b) All replacements pursuant to Section 8.7(a) shall be purchased by Lessee with its own funds. There shall be no obligation on the part of Lessor or Agent to pay for or otherwise finance any such replacement. No termination of this Lease with respect to any Item of Equipment as contemplated by this Section
8.7 shall result in any reduction of Rent or Lessee's obligation to pay Basic Rent hereunder.

                                   ARTICLE IX

                             RISK OF LOSS; INSURANCE

         Section 9.1. Casualty. Upon the occurrence of a Casualty or a series of Casualties with respect to an Item or Items of Equipment with a Purchase Price aggregating in excess of $5,000,000 during the Lease Term, Lessee shall give Lessor and Agent prompt notice thereof (a "Casualty Notice"). The Casualty Notice shall specify whether Lessee will:

                                                           LSI Logic Corporation
                                                                         Lease A

                  (a) pay to Lessor the Casualty Amount of the Item or Items of Equipment suffering such Casualty or series of Casualties, together with all other Rent then due and owing and if such amount is paid on a date which is not a Payment Date any and all Break Funding Amounts and an amount equal to the sum of the Basic Rent described in clause (A) of the definition Casualty Amount with respect to such Casualty Amount due on the next succeeding Payment Date divided by 90, multiplied by the number of days from the immediately preceding Payment Date to but excluding the date of payment, which payment shall be made within 30 days after such Casualty or the latest in time of such series of Casualties (the "Casualty Settlement Date"); or

                  (b) replace the Item or Items of Equipment with respect to which the Casualty or series of Casualties has occurred pursuant to the following provisions of this Section 9.1; provided that (i) the aggregate Purchase Price of all Items of Equipment replaced pursuant to this Section 9.1(b) with respect to this Lease from and after the Delivery Date to and including the date of replacement and after giving effect thereto, shall not exceed 25% of the aggregate Purchase Price of all Items of Equipment subject to this Lease as of the Delivery Date and (ii) upon the occurrence and during the continuance of a Lease Event of Default or a Lease Default, Lessee shall be obligated, at the option of the Agent, to make the payments referred to in clause (a) above and shall not be entitled to exercise any right or election of replacement pursuant to this clause (b).

Notwithstanding the foregoing, if Lessee has elected or is required to pay any Casualty Amount pursuant to clause (a) above and either:

                  (i) the payment of such Casualty Amount would cause the aggregate amount of all Casualty Amounts paid with respect to the Items of Equipment leased hereunder during the term of the Lease to exceed 25% of the aggregate Purchase Price of all Items of Equipment subject to this Lease as of the Delivery Date; or

                  (ii) after giving effect to the payment of the Casualty Amount, the End of Term Value Ratio of the Items of Equipment remaining subject to this Lease is less than the End of Term Value Ratio of all Items of Equipment originally subject to this Lease (as set forth in the Appraisal), then Lessee shall not be entitled to pay such Casualty Amount pursuant to clause
(a) above, and instead Lessee shall be deemed to have elected the Early Termination Option with respect to all, but not less than all, of the Items of Equipment then subject to this Lease and Lessee shall be required to purchase all but not less than all of the Items of Equipment in accordance with the terms and provisions of Section 14.1 on the Casualty Settlement Date.

         If Lessee has elected, or is required, to pay the Casualty Amount with respect to the Items of Equipment leased hereunder pursuant to clause (a) above, Lessee shall continue to make all payments of Rent due under this Lease until and including the Casualty Settlement Date. Upon payment of the Casualty Amount in respect of such Item of Equipment on such Casualty Settlement Date together with all Rent and Supplemental Rent then due and owing, the

                                                           LSI Logic Corporation
                                                                         Lease A

remaining scheduled Rent payments hereunder shall be reduced by an amount equal to the product of the scheduled amount of each such payment (determined in each case prior to the receipt of such Casualty Amount), multiplied by the Item Value Fraction of such Item of Equipment suffering such Casualty or series of Casualties.

         If Lessee has given notice that it intends to replace the Item or Items of Equipment suffering such Casualty or series of Casualties, and such replacement is permitted under the foregoing clause (b), Lessee may make subject to this Lease, not later than 90 days after such Casualty or the latest in time of such series of Casualties with respect to such Item or Items of Equipment, a replacement for such Item or Items of Equipment meeting the suitability standards hereinafter set forth. To be suitable as a Replacement Item of Equipment (including for purposes of Section 8.7), an Item of Equipment (or Items of Equipment) must (i) be of the same function and utility, (ii) have the same or better Residual Value, remaining economic useful life and operating condition (immediately preceding the Casualty or series of Casualties assuming that such Item or Items of Equipment had been maintained in accordance with the terms of Section 8.3) as the Item or Items of Equipment, taken as a whole, suffering the Casualty or series of Casualties, (iii) have a Fair Market Value of not less than the Fair Market Value (immediately preceding the Casualty or series of Casualties assuming that such Item or Items of Equipment had been maintained in accordance with the terms of Section 8.3) of the Item or Items of Equipment, taken as a whole, suffering the Casualty or series of Casualties and
(iv) be free and clear of any Liens other than Permitted Liens. Lessee shall represent in writing to Agent that such Replacement Item or Items of Equipment meet the standards set forth in clauses (i), (ii) and (iii) of the immediately preceding sentence and shall deliver an appraisal at Lessee's sole expense in form and substance reasonably satisfactory to the Agent from an appraiser selected by the Agent and approved by Lessee (such approval not to be unreasonably withheld) confirming that such Replacement Item or Items of Equipment meet the standards set forth in clauses (ii) and (iii) of the immediately preceding sentence. Lessee shall cause a Bill of Sale and a Lease Supplement to be executed and delivered to Agent and Lessor in order to subject such replacement Item of Equipment or Items of Equipment to this Lease, and upon such execution and delivery and the receipt by Agent and the Lessor of (i) evidence reasonably satisfactory to them of Lessee's compliance with the insurance provisions of Section 9.2 with respect to such replacement Item of Equipment or Items of Equipment, and (ii) an opinion of counsel to Lessee (which may be in-house counsel) opining as to the authorization, execution and delivery of the bill of sale and Lease Supplement, the enforceability of the Lease Supplement and the filing and recording of the UCC financing statements with respect thereto and, in each case, consistent with the opinions delivered on the Delivery Date covering such matters, such replacement item or items shall be deemed an "Item of Equipment" or "Items of Equipment" for all purposes hereof.

         If (i) Agent or Lessor has received the amount payable with respect to the Casualty or series of Casualties and all other amounts due hereunder (if any), or (ii) the Item or Items of Equipment have been substituted or repaired in accordance herewith, and, in each case, no Material Lease Default or Lease Event of Default exists, Lessee shall be entitled to receive from Agent or Lessor, as applicable, the proceeds of any recovery in respect of the Item or Items of Equipment from insurance or otherwise, to the extent recovered by Agent or Lessor ("Casualty Recoveries"), and Agent or Lessor, as applicable, subject to the rights of any insurer insuring the

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                                                           LSI Logic Corporation
                                                                         Lease A

Items of Equipment as provided herein, shall execute and deliver to Lessee, or to its assignee or nominee, a bill of sale (without representations or warranties except that each such Item of Equipment is free and clear of Lessor Liens) for the Item or Items of Equipment (other than repaired items), and such other documents as may be required to release the Item or Items of Equipment from the terms of this Lease, in such form as may reasonably be requested by Lessee. All fees, costs and expenses relating to a substitution or repair as described herein shall be borne by Lessee. Except as otherwise provided in this
Section 9.1, Lessee shall not be released from its obligations hereunder in the event of, and shall bear the risk of, any Casualty to any Item of Equipment prior to or during the term of this Lease and thereafter until all of Lessee's obligations hereunder are fully performed.

         Any payments (including, without limitation, insurance proceeds) received at any time by Agent, Lessor or Lessee from any Governmental Authority or other party with respect to any loss or damage to any Item or Items of Equipment not constituting a Casualty (i) up to $5,000,000, shall be paid to Lessee, so long as no Material Lease Default or Lease Event of Default shall have occurred and be continuing, for application to repair or for replacement of property in accordance with Sections 8.1 and 8.3 or (ii) in excess of $5,000,000, shall be held by Agent and applied directly in payment of repairs or for replacement of property in accordance with the provisions of Sections 8.1 and 8.3, if not already paid by Lessee, or if already paid by Lessee and no Material Lease Default or Lease Event of Default shall have occurred and be continuing, shall be applied to reimburse Lessee for such payment, and any balance remaining after compliance with said Sections with respect to such loss or damage shall be retained by or disbursed to (as applicable) Lessee.

         LESSEE HEREBY ASSUMES ALL RISK OF LOSS, DAMAGE, THEFT, TAKING, DESTRUCTION, CONFISCATION, REQUISITION, COMMANDEERING, TAKING BY EMINENT DOMAIN OR CONDEMNATION, PARTIAL OR COMPLETE, OF OR TO EACH ITEM OF EQUIPMENT, HOWEVER CAUSED OR OCCASIONED, SUCH RISK TO BE BORNE BY LESSEE WITH RESPECT TO EACH ITEM OF EQUIPMENT FROM THE DELIVERY DATE AND CONTINUING UNTIL SUCH ITEM OF EQUIPMENT HAS BEEN PURCHASED BY A THIRD PARTY OR RETURNED TO LESSOR IN ACCORDANCE WITH THE TERMS HEREOF. LESSEE AGREES THAT NO OCCURRENCE SPECIFIED IN THE PRECEDING SENTENCE SHALL IMPAIR, IN WHOLE OR IN PART, ANY OBLIGATION OF LESSEE UNDER THIS LEASE, INCLUDING, WITHOUT LIMITATION, THE OBLIGATION TO PAY RENT.

         Section 9.2. Insurance Coverages. Lessee shall at all times, at its expense, cause to be carried and maintained with financially sound and reputable insurers, insurance against loss or damage to the Items of Equipment, of the kinds and in the amounts customarily maintained by similar corporations engaged in similar operations in similar jurisdictions and carry such other insurance as is usually carried by such corporations; provided, that in any event Lessee will maintain:

                  (a) Casualty Insurance--insurance against risks of physical loss or damage with respect to the Items of Equipment with deductibles and in such minimum amounts as are consistent with industry standards; provided, however, that at no time shall the

                                                           LSI Logic Corporation
                                                                         Lease A

         amount of coverage, on a replacement cost basis, be less than the outstanding Lease Balance as shall be applicable to the Items of Equipment;

                  (b) Comprehensive General Liability Insurance--combined single limit comprehensive general liability insurance against claims for bodily injury, death or property damage in amounts at least equal to $10,000,000 per occurrence, with such deductibles as are carried by similarly situated companies operating similar facilities and equipment; and

                  (c) Other Insurance--such other insurance, including environmental/pollution and worker's compensation insurance, in each case, generally carried by owners of equipment similar to the Items of Equipment and properties in each jurisdiction where the Items of Equipment are located, in such amounts and against such risks as are then customary for equipment and property similar in use.

         Such insurance shall be written by reputable insurance companies that are financially sound and solvent, rated in Best's Insurance Guide or any successor thereto (or if there be none, an organization having a similar national reputation) with a general policyholder rating of "A" and a financial size rating of at least "X" from A.M. Best and Company or any successor thereto (or if there is none, an organization having a similar national reputation) or otherwise acceptable to the Agent. All such insurance shall name Lessor as additional insured or as loss-payee, as its interest may appear pursuant to the terms and conditions of this Lease. Each policy referred to in this Section 9.2 shall provide that (i) it will not be cancelled or its limits reduced, or allowed to lapse without renewal, except after not less than 30 days written notice to Lessor and Agent, (ii) the interests of Lessor shall not be invalidated by any act or negligence of, or breach of representation or warranty by, Lessee or any Person having an interest in any Item of Equipment (other than Lessee's failure to pay premiums), (iii) such insurance is primary with respect to any other insurance carried by or available to Lessor; (iv) the insurer shall waive any right of subrogation, setoff, counterclaim, or other deduction, whether by attachment or otherwise, against Lessor; and (v) the insurer shall waive any right to claim any premiums or commission against Lessor. Lessee will notify Agent and Lessor promptly of any policy cancellation, reduction in policy limits, modification or amendment.

         Nothing in this Section 9.2 shall prohibit Lessor from obtaining insurance for its own account and at its own expense and any proceeds payable thereunder shall be payable as provided in the insurance policy relating thereto; provided, that no such insurance may be obtained which would limit or otherwise adversely affect the coverage or payment of any insurance required to be obtained or maintained by Lessee pursuant to this Section 9.2.

         Section 9.3. Insurance Certificates. Prior to the Delivery Date, and thereafter within 15 days after the expiration dates of the expiring policies theretofore, upon request of the Agent or Lessor, delivered pursuant to Section 9.2, Lessee shall deliver to Lessor and Agent certificates issued by the insurer(s) or insurance broker(s) for the insurance maintained pursuant to
Section 9.2; provided, however, that if the delivery of any certificate is delayed, Lessee shall not be deemed to be in violation of the obligation to deliver such certificate if, within such 15 day

                                                           LSI Logic Corporation
                                                                         Lease A

period, Lessee delivers an executed binder with respect thereto and thereafter delivers the certificate upon receipt thereof.

                                    ARTICLE X

                       CERTAIN DUTIES AND RESPONSIBILITIES

         Agent and Lessor undertake to perform such duties and only such duties as are specifically set forth herein and in the other Operative Documents, and no implied covenants or obligations shall be read into this Lease against Agent or Lessor, and Agent and Lessor shall not, nor shall they have a duty to, manage, control, use, sell, maintain, insure, register, lease, operate, modify, dispose of or otherwise deal with the Items of Equipment in any manner whatsoever, except as required by the terms of the Operative Documents and as otherwise provided herein.

                                   ARTICLE XI

                                   INDEMNITIES

         Section 11.1. General Indemnification. (a) Subject to clause (b) below, Lessee agrees to indemnify, defend and hold each Indemnitee harmless, on a Grossed-Up Basis, from and against any and all Claims that directly or indirectly relate to, result from or arise out of or are alleged to relate to, result from or arise out of any of the following (whether or not any such Indemnitee is indemnified as to such matter by any other Person and whether or not such Claim arises or accrues prior to the Delivery Date or after the Lease Expiration Date):

                  (i) the Items of Equipment, the other Lessee Collateral or any part thereof;

                  (ii) any of the Operative Documents or any of the transactions contemplated thereby, or any investigation, litigation, enforcement or proceeding in connection therewith, and any amendment, modification or waiver in respect thereof;

                  (iii) the regulation of the ownership, construction, leasing, use or operation of the Items of Equipment or any part thereof, but only to the extent that the Indemnitee is subjected to such regulation as a result of its being a party to or beneficiary of the Operative Documents or its involvement in the transactions contemplated in the Operative Documents;

                  (iv) the offer, financing, refinancing, inspection, mortgaging, granting of a security interest in, design, manufacture, construction, purchase, ownership, acquisition, acceptance, rejection, delivery, nondelivery, redelivery, possession, transportation, lease, sublease, installation, condition, transfer of title, rental, use, operation, storage, maintenance, modification, alteration, repair, assembly, sale, return, abandonment or other application or disposition of all or any part of the Items of Equipment or any interest therein or improvements, additions or modifications thereto or the imposition of any Lien thereon, or the failure to perform or accomplish any of the foregoing in

                                                           LSI Logic Corporation
                                                                         Lease A

         accordance with the requirements of the Operative Documents, other agreements governing such matters or Applicable Laws and Regulations, including, without limitation: Claims or penalties arising from any violation of law or in tort (strict liability or otherwise), latent or other defects, whether or not discoverable, any Claim based upon a violation or alleged violation of the terms of any restriction, easement, condition or covenant or other matter affecting title to the Items of Equipment, the making of any alterations or modifications in violation of any standards imposed by any insurance polices required to be maintained by the Lessee pursuant to the Lease which policies are in effect at any time with respect to the Items of Equipment or any part thereof, and any Claim for patent, trademark or copyright infringement and any violations of any environmental noise or pollution control laws;

                  (v) a breach by Lessee of any of its covenants under any Operative Document, or a misrepresentation by the Lessee (including any omission by Lessee that makes any representation made by Lessee materially misleading) in any Operative Document or in any certificate or other document delivered by the Lessee to the Lessor or Agent pursuant to any Operative Document, or the material inaccuracy of any information provided by Lessee to any third party in connection with the preparation by such third party of a report or other document required to be delivered pursuant to any Operative Document;

                  (vi) the existence of any Lien on or with respect to the Items of Equipment, title thereto, any interest therein or any Basic Rent or Supplemental Rent, including any Liens which arise out of the possession, use, operation, construction, repair or rebuilding of the Items of Equipment or by reason of labor or materials furnished or claimed to have been furnished to Lessee, or any of its contractors or agents or by reason of the financing of any personality or equipment purchased or leased by the Lessee or alterations or modifications made by the Lessee, except Liens in favor of the Lessor; and

                  (vii) any Claims related to the Release from any Item of Equipment of any substance into the environment, including (without limitation) Claims arising out of the use of any Item of Equipment for the transportation or storage of any Hazardous Material.

         (b) Exclusions. The provisions of Section 11.1(a) shall not apply to any Claim:

                  (i) with respect to any Indemnitee, to the extent attributable to the willful misconduct or gross negligence of, or negligence in the handling of funds by, such Indemnitee, its officers, agents, employees and Affiliates or the breach in any material respect of any representation or covenant made by such Indemnitee under the Operative Documents;

                  (ii) to the extent attributable to acts or events that occur after the payment in full of the entire Lease Balance and all other amounts due from Lessee to the Agent and Lessor pursuant to the Operative Documents or repossession of the Items of Equipment by Lessor or Agent following a Lease Event of Default (except to the extent fairly

                                                           LSI Logic Corporation
                                                                         Lease A

         attributable to circumstances existing or acts, events, liabilities or damages occurring or accruing prior to such payment in full or repossession, or to the extent relating to the acts or omissions of the Lessee in relation to, or liabilities arising out of, their operation, repair, servicing, maintenance or replacement of the Items of Equipment); or

                  (iii) in respect of Taxes, which are governed by Section 11.2, other than a payment necessary to make payments under this
         Section 11.1 on a Grossed-Up Basis.

         (c)    Contests. In respect of the indemnification provided under
Section 11.1(a), promptly after receipt by an Indemnitee of notice of any pending or threatened Claim, such Indemnitee shall, if a claim for indemnification in respect thereof is to be made against Lessee give written notice thereof to Lessee; provided that the failure to provide such prompt notice shall not limit Lessee's obligations or prejudice any rights of such Indemnitee under Section 11.1(a) with respect to such Claim, except to the extent that such failure to provide prompt notice adversely affects Lessee's indemnification obligations hereunder. So long as no Lease Event of Default is continuing, Lessee at its own expense, may elect to assume the defense of any such Claim through its own counsel, which shall be subject to the reasonable approval of the Indemnitee, on behalf of the Indemnitee (with full right of subrogation to the Indemnitee's rights and defenses). Lessee must indicate its election to assume such defense by written notice to the Indemnitee within 30 days following receipt of Indemnitee's notice of the Claim, or in the case of a third party claim which requires a shorter time for response then within such shorter period as specified in the Indemnitee's notice of Claim; provided that such Indemnitee has given Lessee notice thereof. If Lessee denies liability or fails to respond to the notice within the time period set forth above, the Indemnitee may defend or compromise the Claim as it deems appropriate without prejudice to any of Indemnitee's rights hereunder and with no further obligation to inform Lessee of the status of the Claim and no right of Lessee to approve or disapprove any actions taken in connection therewith by the Indemnitee. If Lessee shall have elected to assume the defense of any such Claim, then upon the request of Lessee, the Indemnitee requesting payment of indemnity under Section 11.1(a) shall promptly furnish Lessee with copies of any records or documents pertaining to the matter to be indemnified and, to the extent known by such Indemnitee, a reasonably detailed explanation of the circumstances giving rise to the claim of indemnification and the determination of the amount of the requested indemnity payment. Upon payment in full to Indemnitee of any indemnity pursuant to Section 11.1(a), Lessee shall be subrogated to any right of Indemnitee in respect of the matter against which such indemnity has been paid. If Lessee shall have elected to assume the defense of any such Claim, upon the written request at any time and from time to time of Lessee, Indemnitee shall, at the expense of Lessee, take such reasonable actions and execute such documents as are necessary or reasonably appropriate to assist Lessee in the preservation and enforcement against third parties of Lessee's right of subrogation hereunder. The Indemnitee may employ separate counsel in any such Claim and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Indemnitee unless the Indemnitee shall have been advised by its counsel that a conflict of interest exists in Lessee's counsel's representations of the Indemnitee and Lessee, in which case the fees and expenses of such Indemnitee's counsel shall be for the account of Lessee. All fees and expenses shall be paid periodically as incurred. So long as no Lease Event of Default shall have occurred and be continuing, Lessee shall not be liable for any

                                                           LSI Logic Corporation
                                                                         Lease A

settlement of any such Claim effected without its consent unless Lessee shall fail to, or elect in writing not to, assume the defense thereof in which case the Indemnitee, without waiving any rights to indemnification hereunder, may defend such Claim and enter into any good faith settlement thereof without the prior written consent of Lessee. Lessee shall not, without the prior written consent (not to be unreasonably withheld) of the Indemnitee, effect any settlement of any such Claim unless such settlement includes an unconditional release of the Indemnitee from all liabilities that are the subject of such Claim. The parties agree to cooperate in any defense or settlement of any such Claim and to give each other reasonable access to all information relevant thereto subject to appropriate confidentiality agreements. The parties will similarly cooperate in the prosecution of any claim or lawsuit against any third party.

         (d) Subrogation. Upon the payment in full of any claim pursuant to this Section 11.1, Lessee, without any further action, shall be subrogated to any claims the Indemnitee may have relating thereto. The Indemnitee agrees, at Lessee's expense, to give such further assurances or agreements and to cooperate with Lessee to permit the Lessee to pursue such claims, if any, to the extent reasonably requested by Lessee. If Lessee shall have paid an amount to or for an Indemnitee pursuant to this Section 11.1, and such Indemnitee subsequently shall be reimbursed in respect of such indemnified amount from any other Person, such Indemnitee shall promptly pay Lessee, but not before Lessee shall have made all payments then due to such Indemnitee pursuant to this Section 11.1 and any other payments then due hereunder and under any other Operative Document, the amount of such reimbursement, including interest actually received attributable thereto, net of Taxes required to be paid by such Indemnitee as a result of any refund received, after giving effect to such payment to Lessee.

         (e) Not Residual Guaranty. Nothing in this Section 11.1 shall be construed as a guaranty of residual value of the Items of Equipment.

         Section 11.2. General Tax Indemnity.

         (a) Indemnification. Lessee shall pay and assume liability for, and does hereby agree to indemnify, protect and defend the Equipment and the other Lessee Collateral and all Indemnitees, and hold the Equipment and the other Lessee Collateral and all Indemnitees harmless against, all Impositions on an Grossed-Up Basis. Each Indemnitee further agrees to make good faith efforts to implement the reasonable recommendations made by Lessee regarding techniques to minimize Taxes indemnifiable hereunder, provided that Lessee agrees to indemnify such Indemnitee on a Grossed-Up Basis and to hold each Indemnitee harmless against any cost or expense arising from instituting Lessee's recommendations. Notwithstanding anything to the contrary herein, any indemnification obligation of Lessee with respect to any withholding Taxes incurred by an Indemnitee shall be governed exclusively by Section 11.3.

         (b) Contests. If any claim shall be made against any Indemnitee or if any proceeding shall be commenced against any Indemnitee (including a written notice of such proceeding) for any Imposition as to which Lessee reasonably may have an indemnity obligation pursuant to this Section 11.2, or if any Indemnitee reasonably shall determine that any Imposition for which Lessee may have an indemnity obligation pursuant to this Section 11.2 may be payable, such

                                                           LSI Logic Corporation
                                                                         Lease A

Indemnitee shall promptly (and in any event, within 30 days) notify Lessee in writing (provided that failure to so notify Lessee within 30 days shall not alter such Indemnitee's rights under this Section 11.2, except to the extent such failure precludes or materially adversely affects the ability to conduct a contest of any indemnified Imposition, in which case Lessee shall have no indemnification obligation hereunder to the extent such failure precludes or materially affects their ability to conduct a contest) and shall not take any action with respect to such claim, proceeding or Imposition without the written consent of Lessee (such consent not to be unreasonably withheld or unreasonably delayed) for 30 days after the receipt of such notice by Lessee; provided, however, that in the case of any such claim or proceeding, if such Indemnitee shall be required by law or regulation to take action prior to the end of such 30-day period, such Indemnitee shall in such notice to Lessee, so inform Lessee, and such Indemnitee shall not take any action with respect to such claim, proceeding or Imposition without the consent of Lessee (such consent not to be unreasonably withheld or unreasonably delayed) for 10 days after the receipt of such notice by Lessee, unless the Indemnitee shall be required by law or regulation to take action prior to the end of such 10-day period.

         Lessee shall be entitled for a period of 30 days from receipt of such notice from the Indemnitee (or such shorter period as the Indemnitee has notified Lessee is required by law or regulation for the Indemnitee to commence such contest), to request in writing that such Indemnitee contest in good faith of such Imposition, at Lessee's expense. If (x) such contest can be pursued in the name of Lessee and independently from any other proceeding involving an Imposition for which Lessee has not agreed to indemnify such Indemnitee, (y) such contest must be pursued in the name of the Indemnitee, but can be pursued independently from any other proceeding involving an Imposition for which Lessee has not agreed to indemnify such Indemnitee or (z) the Indemnitee so requests, then Lessee shall be permitted to control the contest of such claim, provided that in the case of a contest described in any of clause (x), (y) or (z) if the Indemnitee determines in good faith that such contest by Lessee reasonably could have a material adverse impact on the business or operations of the Indemnitee and provides a written explanation to Lessee of such determination, the Indemnitee may elect to control or reassert control of the contest, and provided, that by taking control of the contest, Lessee acknowledges that it is responsible for the Imposition ultimately determined to be due by reason of such claim, and; provided, further, that in determining the application of clauses
(x) and (y), each Indemnitee shall take any and all reasonable steps to segregate claims for any Impositions for which Lessee indemnifies hereunder from Impositions for which Lessee is not obligated to indemnify hereunder, so that Lessee can control the contest of the former. In all other claims requested to be contested by Lessee, the Indemnitee shall control the contest of such claim, acting through counsel reasonably acceptable to Lessee. In any contest controlled by an Indemnitee, the Indemnitee shall conduct such contest in good faith. In no event shall Lessee be permitted to contest (or the Indemnitee required to contest) any claim (A) if such Indemnitee provides Lessee with a legal opinion of independent counsel that such action, suit or proceeding involves a material risk of imposition of criminal liability or will involve a material risk of the sale, forfeiture or loss of, or the creation of any Lien (other than a Permitted Lien) on any Item or Items of Equipment or any part thereof or any other Lessee Collateral unless Lessee shall have posted and maintained a bond or other security reasonably satisfactory to the relevant Indemnitee in respect to such risk, (B) if a Lease Event of Default has occurred and is continuing, unless

                                                           LSI Logic Corporation
                                                                         Lease A

Lessee shall have posted and maintained a bond or other security reasonably satisfactory to the relevant Indemnitee in respect of the Impositions subject to such claim and any and all expenses for which Lessee is responsible hereunder reasonably foreseeable in connection with the contest of such claim, (C) unless Lessee shall have agreed to pay and shall pay to such Indemnitee on demand all reasonable out-of-pocket costs, losses and expenses that such Indemnitee may incur in connection with contesting such Imposition, including all reasonable legal, accounting and investigatory fees and disbursements, or (D) if such contest shall involve the payment of the Impositions prior to the contest, unless Lessee shall provide to the Indemnitee an interest-free advance in an amount equal to the Imposition that the Indemnitee is required to pay (with no additional net after-tax costs (including Taxes) to such Indemnitee). In addition, for Indemnitee-controlled contests and claims contested in the name of the Indemnitee in a public forum, no contest shall be required: (A) unless the amount of the potential indemnity (taking into account all similar or logically related claims that have been or could be raised in any audit involving such Indemnitee for which Lessee may be liable to pay an indemnity under this Section 11.2) exceeds $75,000 and (B) unless, if requested by the Indemnitee, the Lessee shall have provided to the Indemnitee an opinion of counsel selected by Lessee that a reasonable basis exists to contest such claim. In no event shall an Indemnitee be required to appeal an adverse judicial determination to the United States Supreme Court.

         The party conducting the contest shall consult in good faith with the other party and its counsel with respect to the contest of such claim for Impositions (or claim for refund) but the decisions regarding what actions to be taken shall be made by the controlling party in its sole judgement; provided, however, that if the Indemnitee is the controlling party, no settlement offer with respect to such claims shall be made or accepted by the Indemnitee without the prior consent of the Lessee (which consent shall not unreasonably be withheld), and; provided further, that if the Indemnitee is the controlling party and Lessee recommends the acceptance of a settlement offer made by the relevant Governmental Agency and such Indemnitee rejects such settlement offer then the amount for which Lessee will be required to indemnify such Indemnitee with respect to the Taxes subject to such offer shall not exceed the amount which it would have owed if such settlement offer had been accepted. In addition, the controlling party shall keep the noncontrolling party reasonably informed as to the progress of the contest, and shall provide the noncontrolling party with a copy of (or appropriate excerpts from) any reports or claims issued by the relevant auditing agent or taxing authority to the controlling party thereof, in connection with such claim or the contest thereof.

         Each Indemnitee shall supply Lessee with such information and documents reasonably requested by Lessee as is necessary or advisable for Lessee to participate in any action, suit or proceeding to the extent permitted by this
Section 11.2(b), and Lessee shall promptly reimburse such Indemnitee for the reasonable out-of-pocket expenses of supplying such information and documents. No Indemnitee shall enter into any settlement or other compromise or fail to appeal an adverse ruling with respect to any claim which is entitled to be indemnified under this Section 11.2 (and with respect to which contest is required under this Section 11.2(b)) without the prior written consent of Lessee (such consent not to be unreasonably withheld), unless such Indemnitee waives its right to be indemnified under this Section 11.2 with respect to such claim.

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                                                           LSI Logic Corporation
                                                                         Lease A

         Notwithstanding anything contained herein to the contrary, an Indemnitee will not be required to contest (and Lessee shall not be permitted to contest) a claim with respect to any Imposition if (i) such Indemnitee shall waive its right to indemnification under this Section 11.2 with respect to such claim (and any claim with respect to such year or any other taxable year, the contest of which is materially adversely affected as a result of such waiver) or
(ii) such Imposition is the sole result of a claim of a continuing and consistent nature, which claim has previously been resolved against the relevant Indemnitee (unless a change in law or facts has occurred since such prior adverse resolution and Lessee provides an opinion of independent tax counsel to the effect that it is more likely than not that such change in law or facts will result in a favorable resolution of the claim at issue).

         (c)      Payments.

         (i) To or for the Account of an Indemnitee. (x) Any Imposition indemnifiable under this Section 11.2 shall be paid directly when due to the applicable taxing authority if direct payment is practicable and permitted. If direct payment to the applicable taxing authority is not permitted or is otherwise not made, any amount payable to an Indemnitee pursuant to this Section
11.2 shall be paid within thirty (30) days after receipt of a written demand therefor from such Indemnitee (accompanied by a written statement describing in reasonable detail the amount so payable), but not before two Business Days prior to the date that the relevant Taxes are due. Any payments made to an Indemnitee pursuant to this Section 11.2 shall be made directly to the Indemnitee entitled thereto in immediately available funds at such bank or to such account as specified by the Indemnitee in written directions to Lessee, or, if no such direction shall have been given, by check of Lessee payable to the order of the Indemnitee by certified mail, postage prepaid at its address as set forth in this Lease. Upon the request of any Indemnitee with respect to an Imposition that Lessee is required to pay, Lessee shall furnish to such Indemnitee the original or a copy of a receipt for Lessee's payment of such Imposition or such other evidence of payment as is reasonably acceptable to such Indemnitee.

         (y) At the Lessee's request, the amount of any indemnification payment by Lessee pursuant to subsection (a) shall be verified and certified by an independent public accounting firm mutually acceptable to the Lessee and the Indemnitee. The fees and expenses of such independent public accounting firm shall be paid by the Lessee unless such verification shall result in an adjustment in the Lessee's favor of 5% or more of the payment as computed by the Indemnitee, in which case such fees and expenses shall be paid by the Indemnitee.

         (ii) To Lessee. (x) If any Indemnitee actually shall realize a Tax benefit (whether by way of deduction, credit, allocation or apportionment or otherwise) with respect to an Imposition not indemnifiable hereunder which would not have been realized but for any Imposition with respect to which Lessee has reimbursed or indemnified such Indemnitee pursuant to the Operative Documents, which benefit was not previously taken into account in determining the amount of Lessee's payment to such Indemnitee, such Indemnitee shall pay to Lessee an amount equal to the amount of such Tax benefit on a Grossed-Up Basis; provided, however, that no payment shall be made as long as Lease Event of Default is continuing; provided further, however, that no Indemnitee shall be required to pay to Lessee any Tax benefit to the extent such

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                                                           LSI Logic Corporation
                                                                         Lease A

payment would be greater than the amount of the Impositions in respect of which the reimbursement or indemnification was paid by Lessee, reduced by all prior payments by such Indemnitee under this Section 11.2(c)(ii)(x) in respect of such amount; any payment to Lessee which is so limited shall, to the extent of such unpaid excess, be carried over and shall be available to offset any future obligations of Lessee under this Section 11.2. If such repaid Tax benefit is thereafter lost, the additional Tax payable in respect of such lost Tax benefit shall be treated as an Imposition indemnifiable hereunder without regard to the exclusions set forth in clauses (i), (ii), (iv), (v), (vi), (vii), (viii), (ix),
(x) of the definition of Impositions.

         (y) Upon receipt by an Indemnitee of a refund or credit of all or part of any Impositions paid or indemnified against by Lessee, which refund or credit was not previously taken into account in determining the amount of Lessee's payment to such Indemnitee, such Indemnitee shall pay to Lessee, on a Grossed-Up Basis, an amount equal to the amount of such refund or credit, plus any interest received by or credited to such Indemnitee with respect to such refund; provided, however, that no such payment shall be made as long as a Lease Event of Default is not continuing; provided, further, however, that no Indemnitee shall be required to pay to Lessee any refund or credit to the extent such refund or credit is greater than the amount of Impositions in respect of which payment or indemnification was made by Lessee, reduced by all prior payments by such Indemnitee under this Section 11.2(c)(ii)(y) in respect of such amount. If such repaid refund or credit is thereafter lost, the additional Tax payable shall be treated as Imposition indemnifiable hereunder without regard to the exclusions set forth in clauses (i), (ii), (iv), (v), (vi) (vii), (viii),
(ix), (x) of the definition of Impositions.

         (z) The Indemnitee will, at Lessee's expense, pursue refunds and tax benefits that would result in any such payments to Lessee, but only if the Indemnitee has been notified in writing by Lessee that such refunds or tax benefits are available.

         (d) Reports. In the case of any report, return or statement required to be filed with respect to any Impositions that are subject to indemnification under this Section 11.2 and of which Lessee or the Indemnitee has knowledge, the party having such knowledge shall promptly notify the other of such requirement and, at Lessee's expense (i) if Lessee is permitted (unless otherwise requested by the Indemnitee) by Applicable Laws and Regulations, timely file such report, return or statement in its own name or (ii) if such report, return or statement is required to be in the name of or filed by such Indemnitee or the Indemnitee otherwise requests that such report, return or statement be filed in the name of or by such Indemnitee, Lessee shall prepare such report, return or statement for filing by such Indemnitee in such manner as shall be reasonably satisfactory to such Indemnitee and send the same to the Indemnitee for filing no later than 15 days prior to the due date therefor. In any case in which the Indemnitee will file any such report, return or statement, Lessee shall, upon written request of such Indemnitee, provide such Indemnitee with such information as is reasonably necessary to allow the Indemnitee to file such report, return or statement. Notwithstanding the foregoing, Lessee shall not be required to prepare or file any income tax return or franchise tax return of any Indemnitee.

         Section 11.3. Withholding Taxes. (a) (x) Agent shall withhold any Taxes required by Applicable Laws and Regulations to be withheld on any payment to Lessor or any Participant,

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                                                           LSI Logic Corporation
                                                                         Lease A

except to the extent that Lessor or such Participant has furnished to Agent the information set forth in Section 11.3(a)(y) entitling such Person to an exemption from withholding Taxes. Except to the extent set forth in Section 11.6, the amount payable to Lessor or any Participant shall be reduced by the amount of any withholding Taxes required to be withheld by Agent pursuant to the preceding sentence and Lessee and Agent shall have no liability or obligation to Lessor or such Participant with respect to any such withholding Taxes, except to the extent that the Agent is required to withhold such withholding Taxes as the result of a change in Applicable Laws and Regulations (only if such change in Applicable Laws and Regulations occurs after Lessor or the relevant Participant has become a party to this Lease or the Lessor Participation Agreement, as applicable), in which case Lessee shall be responsible for, and shall indemnify and hold harmless Agent (without duplication of any indemnification required in Section 11.2(a)) on a Grossed-Up Basis against, any claims regarding such withholding taxes made against the Agent, to the extent, but only to the extent, Agent has actually paid funds to a taxing authority with respect to such withholding Taxes or receives a demand for such payments from any taxing authority. In accepting and carrying out its duties with respect to withholding Taxes pursuant to this Section 11.3, Agent shall act as the duly authorized agent of Lessee to act on behalf of Lessee under the withholding provisions of Chapter 3 of the Code. Lessee shall file notice of such appointment with the Director of Foreign Operations District of Internal Revenue Service in accordance with Treas. Reg. ss.1.1441-7(b). Such agency shall terminate in the event that Applicable Laws and Regulations are amended so as to release Lessee of the obligation to withhold Taxes with respect to payments made by Lessee to Agent under this Lease and in any event upon termination or expiration of this Lease.

         (y) Lessor and each Participant (whether now or hereafter a party to this Lease or the Lessor Participation Agreement, as applicable) that is not incorporated under the laws of the United States of America or a state thereof shall: (1) deliver to Lessee and Agent (A) two (2) duly completed copies of United States Internal Revenue Service Form W-8BEN or W-8ECI or successor applicable form, as the case may be, and (B) an Internal Revenue Service Form W-8 or W-9 or successor applicable form; (2) deliver to Lessee and Agent after written request therefor two (2) further copies of such forms or other appropriate certification of such forms on or before the date that such form expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form delivered to Lessee and Agent; and (3) obtain such extensions of time for filing and renew such forms and certifications thereof as may reasonably be requested in writing by Lessee, unless any Change in Law has occurred prior to the date on which any such delivery otherwise would be required which renders any such form inapplicable or which would prevent Lessor or such Participant from duly completing and delivering any such forms and Lessor or such Participant so advises the Lessee and the Agent.

         (b) If and to the extent (A) Agent has in good faith attempted to comply with its obligation to withhold Taxes in accordance with clause (a) and
(B) Lessor and each Participant to which Section 11.3(a)(y) applies has complied therewith, and a claim regarding withholding Taxes is made against Agent, as between Lessee and Agent, Lessee shall be responsible for, and Lessee shall indemnify and hold harmless Agent (without duplication of any indemnification required by Section 11.2(a)) on a Grossed-Up Basis against, such claim to the extent, but only to

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                                                           LSI Logic Corporation
                                                                         Lease A

the extent, Agent has actually paid funds to a taxing authority with respect to such withholding taxes or receives a demand for such payment from any taxing authority.

         (c) Except with respect to withholding Taxes payable by Lessee pursuant to Section 11.4, Lessor and each Participant agrees to reimburse Agent for any withholding Taxes for which Agent becomes liable and to reimburse Lessee for any Taxes or other amounts paid by Lessee pursuant to clause (b) hereof.

         (d) For purposes of determining whether withholding Taxes apply to payments under this Lease, it shall be assumed that this Lease constitutes a loan for United States Federal income tax purposes (as is the intention of the parties).

         Section 11.4. Increased Costs. (a) If on or after the Delivery Date, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof (each such event being a "Change in Law") by any Governmental Agency, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Lessor or any Participant with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency:

                  (i) shall subject Lessor or such Participant to any tax, duty or other charge with respect to its investment made hereunder or under the Lessor Participation Agreement, as applicable, or shall change the basis of taxation of payments to Lessor or such Participant of Rent or any other amounts due under the Operative Documents in respect of its investment hereunder or under the Lessor Participation Agreement, as applicable, (except for (A) franchise taxes, taxes or other charges related to the general authority of Lessor or such Participant to do business or taxes on the overall income of Lessor or such Participant imposed by the jurisdiction where Lessor or such Participant is incorporated (or any political subdivision thereof) or where it is managed or controlled, or (B) withholding taxes imposed under the laws of any jurisdiction); or

                  (ii) shall impose, modify or deem applicable any reserve (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding, with respect to any funding by Lessor or such Participant made hereunder or under the Lessor Participation Agreement, as applicable, which is determined on a LIBO Rate basis, any such requirement with respect to which Lessor or such Participant is entitled to compensation pursuant to clause (d) below), special deposit, insurance assessment or similar requirement against assets of, deposits with or for the account of, or credit extended by, Lessor or such Participant or shall impose on Lessor or on the London interbank market any other condition affecting the investment of Lessor or such Participant made hereunder or under the Lessor Participation Agreement, as applicable;

and the result of any of the foregoing is to increase the cost to Lessor or such Participant of making or maintaining its investment made hereunder or under the Lessor Participation

                                      -62-

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                                                           LSI Logic Corporation
                                                                         Lease A

Agreement, as applicable, or to reduce the amount of any sum received or receivable by Lessor or such Participant under this Lease or under the Lessor Participation Agreement, as applicable, by an amount deemed by Lessor or such Participant to be material, then, within 15 days after reasonably detailed written demand by Lessor or such Participant (with a copy to Agent), Lessee shall pay to Lessor or such Participant, as applicable, as Supplemental Rent, such additional amount or amounts as will compensate Lessor or such Participant for such increased cost or reduction; provided, however, that Lessee shall have no obligation to make any payment to any demanding party under this Section on account of any such increased costs unless Lessee receives notice of such increased costs from the demanding party within twelve (12) months after they are incurred or realized.

         (b) IF LESSOR OR ANY PARTICIPANT SHALL HAVE DETERMINED THAT ANY APPLICABLE LAW, RULE, GUIDELINE OR REGULATION REGARDING CAPITAL ADEQUACY, OR ANY CHANGE THEREIN, OR ANY CHANGE IN THE INTERPRETATION OR ADMINISTRATION THEREOF BY ANY GOVERNMENTAL AGENCY, CENTRAL BANK OR COMPARABLE AGENCY CHARGED WITH THE INTERPRETATION OR ADMINISTRATION THEREOF, OR ANY REQUEST OR DIRECTIVE REGARDING CAPITAL ADEQUACY (WHETHER OR NOT HAVING THE FORCE OF LAW) OF ANY SUCH AUTHORITY, CENTRAL BANK OR COMPARABLE AGENCY (A "REGULATORY REQUIREMENT"), HAS OR WOULD HAVE THE EFFECT OF REDUCING THE RATE OF RETURN ON CAPITAL OF LESSOR (OR ITS PARENT) OR SUCH PARTICIPANT AS A CONSEQUENCE OF LESSOR'S OR SUCH PARTICIPANT'S OBLIGATIONS UNDER THE OPERATIVE DOCUMENTS TO A LEVEL BELOW THAT WHICH LESSOR (OR ITS PARENT) OR SUCH PARTICIPANT COULD HAVE ACHIEVED BUT FOR SUCH REGULATORY REQUIREMENT (TAKING INTO CONSIDERATION ITS POLICIES WITH RESPECT TO CAPITAL ADEQUACY) BY AN AMOUNT DEEMED BY LESSOR OR SUCH PARTICIPANT TO BE MATERIAL, THEN FROM TIME TO TIME, WITHIN 15 DAYS AFTER REASONABLY DETAILED WRITTEN DEMAND BY LESSOR OR SUCH PARTICIPANT (WITH A COPY TO AGENT) OR LESSEE SHALL PAY TO LESSOR OR SUCH PARTICIPANT, AS SUPPLEMENTAL RENT, SUCH ADDITIONAL AMOUNT OR AMOUNTS AS WILL COMPENSATE LESSOR (OR ITS PARENT) OR SUCH PARTICIPANT FOR THE PORTION OF ANY SUCH REDUCTION; PROVIDED, HOWEVER, THAT LESSEE SHALL HAVE NO OBLIGATION TO MAKE ANY PAYMENT TO LESSOR OR ANY PARTICIPANT UNDER THIS SECTION ON ACCOUNT OF ANY SUCH INCREASED COSTS UNLESS LESSEE RECEIVES NOTICE OF SUCH INCREASED COSTS FROM LESSOR OR SUCH PARTICIPANT WITHIN TWELVE (12) MONTHS AFTER THEY ARE INCURRED OR REALIZED.

         (c) Lessor and each Participant will promptly notify Lessee and Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle Lessor or such Participant to compensation pursuant to this
Section 11.4 and will use reasonable commercial efforts to avoid the need for, or reduce the amount of, such compensation if, in the reasonable judgment of Lessor or such Participant, such efforts would not result in any economic or regulatory disadvantage to Lessor or such Participant or be contrary to Lessor's or such Participant's normal banking procedures. A certificate of Lessor or any Participant claiming compensation under this Section 11.4 and setting forth the additional amount or amounts to be paid to it hereunder, accompanied by a computation in reasonable detail of such amount or amounts, shall be conclusive if prepared in good faith and on a reasonable basis. In determining such amount, Lessor and such Participant may use any reasonable averaging and attribution methods.

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                                                           LSI Logic Corporation
                                                                         Lease A

         (d) For so long as Lessor or any Participant shall be required pursuant to the requirements of the Board of Governors of the Federal Reserve System to maintain reserves with respect to liabilities or assets consisting of or including "Eurocurrency liabilities" (or any other category of liabilities which includes deposits by reference to which the rate on the investment of Lessor or such Participant made hereunder or under the Lessor Participation Agreement, as applicable, on which is determined on a LIBO Rate basis, is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of Lessor or such Participant to United States residents), then Lessor or such Participant may require Lessee to pay, contemporaneously with each payment of Basic Rent, additional yield on the investment of Lessor or such Participant made hereunder or under the Lessor Participation Agreement, as applicable, at a rate per annum determined by Lessor or such Participant up to but not exceeding the excess of (a)(i) the applicable LIBO Rate divided by (ii) one minus the LIBOR Reserve Percentage over (b) the applicable LIBO Rate. If Lessor or any Participant wishes to require payment of such additional yield, Lessor or such Participant (x) shall so notify Lessee and Agent in a reasonably detailed, written notice, in which case such additional yield on the investment of Lessor or such Participant made hereunder or under the Lessor Participation Agreement, as applicable, shall be payable to Lessor or such Participant at the place indicated in such notice with respect to each Rent Period commencing at least four Business Days after the giving of such notice and (y) shall notify Lessee at least four Business Days prior to each date on which yield is payable on such investment of the amount then due it under this clause.

         Section 11.5. Funding Losses. Lessee shall pay to Lessor and each Participant, as applicable, as Supplemental Rent, such amounts as may be necessary to reimburse Lessor or such Participant for any loss or expense incurred (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by Lessor or such Participant to make, continue or maintain any portion of its investment hereunder or under the Lessor Participation Agreement, as applicable, on a LIBO Rate basis) as a result of any (i) payment of all or any portion of the Lease Balance for any reason on a date other than a Payment Date, including, without limitation, by reason of acceleration, or (ii) the failure of the transaction contemplated by
Article II to occur on the Delivery Date if Lessee has delivered the Delivery Date Notice and such failure is the result of any action or inaction by Lessee (the amount of such loss or expense, the "Break Funding Amount"). Lessor and each Participant shall promptly notify Lessee and Agent in writing of the amount of any claim under this Section 11.5, the reason or reasons therefor and the additional amount required fully to compensate Lessor or such Participant for such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on Lessee.

         Section 11.6. Gross Up. With respect to any payment to be received under any other provision of this Article XI, the amount of such payment shall be increased to an amount such that after deduction of the amount of all Taxes and impositions required to be paid by the recipient of such payment (including any Taxes otherwise excluded from the definition of Impositions hereunder) is equal to the payment otherwise required to be made hereunder (net of any Tax savings then actually realized by such Indemnitee with respect to any payment that is the subject of indemnification) ("Grossed-Up Basis").

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                                                           LSI Logic Corporation
                                                                         Lease A

         Section 11.7. Nonconformance Indemnity. Notwithstanding any provision to the contrary in this Article XI, in the event that (a) Lessee elects the Sale Option; and (b) after paying to Lessor, any amounts due under Article XV hereof, the Lease Balance shall not have been reduced to zero, then Lessee shall promptly pay over to Lessor on the Lease Expiration Date the shortfall between the Fair Market Value of the Items of Equipment as of the Lease Expiration Date and the Fair Market Value anticipated for such date in the Appraisal delivered pursuant to Section 3.1(g), to the extent such shortfall is due to any of the events or circumstances described in clauses (i) through (iv) of this Section 11.7, unless Lessor receives a report from an appraiser selected by it (at the direction of the Agent) and approved by the Lessee (such approval not to be unreasonably withheld), in form and substance reasonably satisfactory to the Agent and using methods reasonably satisfactory to the Agent, which establishes that the reasons for the actual Fair Market Value of the Items of Equipment as of the Lease Expiration Date being less than the Fair Market Value anticipated for such date in the Appraisal delivered pursuant to Section 3.1(g) was not due to any of the following events, circumstances or conditions, whether or not permitted hereunder: (i) the failure to maintain the Items of Equipment as required by the Lease and the other Operative Documents (including the failure to comply with all Environmental Laws), and in at least as good a condition as it was in on the Delivery Date, ordinary wear and tear excepted; (ii) the carrying out of any modifications, improvements or alterations or the failure to undertake, in accordance with Section 15.4(b), any modifications, improvements or alterations; (iii) excessive use of any Item of Equipment; or (iv) any defect, exception, restriction or other encumbrance on or title to the Items of Equipment.

         Section 11.8. Payment of Indemnities. Unless the Operative Documents provide otherwise, any payment of Supplemental Rent constituting indemnity payments shall be due and payable within ten days of demand and compliance by the Lessor and Agent with any notice or other requirements, if any, they are to satisfy in accordance with the provision that gives rise to the indemnity obligation.

                                   ARTICLE XII

                        LEASE EVENTS OF DEFAULT; REMEDIES

         Section 12.1. Lease Events of Default. The following shall constitute events of default (each a "Lease Event of Default") hereunder; provided that for purposes of Article IV and subsection (b), (c)(v), (c)(vi), (d), (h)(ii), (i),
(j) or (k) of this Section 12.1, to the extent Lessor shall exercise any discretion in making a determination that a Lease Event of Default has occurred thereunder, Lessor shall exercise such discretion in a commercially reasonable manner:

                  (a) Payments. Lessee shall fail to pay (i) when due any amount payable on the Lease Expiration Date, or (ii) within five (5) Business Days after the same becomes due, any installment of Basic Rent (other than Basic Rent payable on the Lease Expiration Date) or any other amount payable by Lessee under any of the Operative Documents.

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                                                           LSI Logic Corporation
                                                                         Lease A

                  (b) Representations and Warranties. Any representation or warranty by Lessee made herein or which is contained in any certificate, document or financial or other statement by Lessee or any Responsible Officer of Lessee, furnished at any time under or in connection with this Lease or any other Operative Document, is false, incorrect or inaccurate in any material respect, on or as of the date made; provided, however, that, other than willful misrepresentations or willful breaches of warranties, such misrepresentation or breach of warranty shall not constitute a Lease Event of Default if it is capable of being remedied and Lessee remedies such misrepresentation or breach of warranty within thirty (30) days after the earlier of (i) Lessee's written acknowledgment of such misrepresentation or breach of warranty or (ii) any written notice by Lessor or Agent to Lessee of such misrepresentation or breach of warranty.

                  (c) Failure by Lessee to Perform Certain Covenants. Lessee shall fail to perform or observe any term, covenant or agreement contained in (i) Section 8.1(c), (ii) Section 8.6, (iii) Section 9.2,
         (iv) Section 9.3, (v) Article XV, (vi) Section 18.2(c) or 18.2(e),
         (vii) any other provision of Section 18.2 or (viii) Section 18.3.

                  (d) Failure by Lessee to Perform Other Covenants. Lessee shall fail to perform or observe any other term, covenant or agreement contained in this Lease or any other Operative Document on its part to be performed or observed and any such failure shall remain unremedied for a period of thirty (30) days after the earlier of (i) Lessee's written acknowledgment of such failure or (ii) any written notice by Lessor or Agent to Lessee of such failure; provided, however, that, except with respect to any failure to perform or observe the covenants or agreements contained in Sections 8.1, 8.2, 8.3, 8.4, 8.5, 8.7 or 9.1 hereof, such failure shall not constitute a Lease Event of Default if it is capable of being remedied and Lessee diligently proceeds to remedy such failure and completes such remediation within 180 days after such written acknowledgment or notice.

                  (e) Insolvency; Voluntary Proceedings. Lessee or any of its Significant Subsidiaries shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated in full or in part,
         (v) become insolvent (as such term may be defined or interpreted under any applicable statute), (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it or (vii) take any action for the purpose of effecting any of the foregoing.

                  (f) Involuntary Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of Lessee or any of its Significant Subsidiaries or of all or a substantial part of the property thereof, or an involuntary case or other proceedings

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                                                           LSI Logic Corporation
                                                                         Lease A

         seeking liquidation, reorganization or other relief with respect to Lessee or any of its Significant Subsidiaries or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within sixty (60) days of commencement.

                  (g) Cross-Default. (i) Lessee or any of its Significant Subsidiaries shall fail to make any payment on account of any Indebtedness of such Person (other than the Lessee Obligations) when due (whether at scheduled maturity, by required prepayment, upon acceleration or otherwise) and such failure shall continue beyond any period of grace provided with respect thereto, if the aggregate amount of such Indebtedness outstanding exceeds $10,000,000, (ii) an "Event of Default" shall exist under the Lease B or (iii) Lessee or any of its Significant Subsidiaries shall otherwise fail to observe or perform any agreement, term or condition contained in any agreement or instrument of such Person pursuant to which $10,000,000 or more of Indebtedness is outstanding (other than the Lessee Obligations), or any other event shall occur or condition shall exist, and such failure, event or condition shall continue beyond any period of grace provided with respect thereto, if the effect of such failure, event or condition is to cause Indebtedness of Lessee or any of its Significant Subsidiaries (other than the Lessee Obligations) to become due; provided, however that no Event of Default shall have occurred under this clause (iii) if the Agent, Lessor, the Participants or their Affiliates have the ability to control (by vote or otherwise), either collectively or individually, whether such Indebtedness shall become due.

                  (h) Judgments. (i) A final nonappealable judgment or order for the payment of money against Lessee or any of its Significant Subsidiaries in an aggregate amount of $25,000,000 or more in excess of amounts covered by third-party insurance shall remain unpaid for ninety
         (90) days following the due date for such payment; or (ii) any non-monetary judgment or order shall be rendered against Lessee or any of its Significant Subsidiaries which has or would reasonably be expected to have a Material Adverse Effect.

                  (i) Process Issued. A warrant of attachment, execution, distraint, or similar process against any substantial part of the assets of Lessee or any of its Significant Subsidiaries is issued which remains undismissed or undischarged for a period of thirty (30) days, if as a result thereof there is reasonably expected to occur a Material Adverse Effect.

                  (j) Seizure. All or a material part of the undertaking, assets, rights or revenues of Lessee or any of its Significant Subsidiaries are seized, nationalized, expropriated or compulsorily acquired by or under the authority of any Governmental Authority.

                  (k) ERISA (i) An ERISA Event shall occur with respect to a Pension Plan which has resulted or could reasonably be expected to result in liability of Lessee under

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                                                           LSI Logic Corporation
                                                                         Lease A

         Title IV of ERISA to the Pension Plan or PBGC in an aggregate amount in excess of $10,000,000; or (ii) the commencement or increase of contributions to, or the adoption of or the amendment of a Pension Plan by Lessee which has resulted or could reasonably be expected to result in an increase in Unfunded Pension Liability among all Pension Plans in an aggregate amount in excess of $10,000,000.

                  (l) Operative Documents. Any Operative Document to which Lessee is a party or any material term thereof shall cease to be, or be asserted by Lessee or any of its Significant Subsidiaries not to be, a legal, valid and binding obligation of Lessee or such Significant Subsidiary enforceable in accordance with its terms.

                  (m) Dissolution, Etc. Lessee or any of its Significant Subsidiaries shall (i) liquidate, wind up or dissolve (or suffer any liquidation, wind-up or dissolution), except to the extent expressly permitted by Section 18.2(c)(i) hereof, (ii) suspend its operations other than in the ordinary course of business, or (iii) take any corporate action to authorize any of the actions or events set forth above in this subparagraph (m).

                  (n)      [Reserved].

                  (o) Material Adverse Effect. A Material Adverse Effect shall occur or exist.

         Section 12.2. Remedies. (a) Upon the occurrence of a Lease Event of Default, Lessor shall have the right, at its sole option, to appoint Agent as its attorney-in-fact to exercise Lessor's remedies set forth herein and in the other Operative Documents and as otherwise permitted by Applicable Laws and Regulations. Lessor shall provide written notice of such appointment to Lessee. If any Lease Event of Default exists, Agent or Lessor shall have the rights, options and remedies set forth below and Agent or Lessor may exercise in any order one or more or all of the following remedies, to the extent permitted under Applicable Laws and Regulations (it being understood that no remedy herein conferred is intended to be exclusive of any other remedy or remedies, but each and every remedy shall be cumulative and shall be in addition to every other remedy given herein or now or hereafter existing at law or in equity or by statute): (i) declare the entire outstanding Lease Balance to be due and payable, together with accrued and unpaid Rent and any other amounts payable under the Operative Documents (without double counting); (ii) subject to subparagraph (b)(ii) below, draw on any Letter of Credit in full or in part;
(iii) proceed by appropriate court action or actions either at law or in equity, to enforce the declaration of the amounts described in clause (i) above, the performance by Lessee of the applicable covenants of this Lease and the other Operative Documents (including but not limited to Section 14.2 hereof) or to recover damages for the breach thereof; (iv) terminate this Lease by notice in writing to Lessee, but Lessee shall remain liable as hereinafter provided; (v) enforce the Lien given hereunder pursuant to the UCC or any other law; (vi) enter upon the premises where any of the Lessee Collateral may be and take possession of all or any of such Lessee Collateral and exercise any of its rights with respect thereto; (vii) require Lessee to assemble and return each Item of Equipment as provided below; and (viii) avail itself of the rights, options and remedies of a secured party under the UCC (regardless of whether the UCC or a law similar

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                                                           LSI Logic Corporation
                                                                         Lease A

thereto has been enacted in a jurisdiction wherein the rights or remedies are asserted) or any other law.

         (b) (i) If Agent or Lessor exercises the option set forth in clause (a)(vii) above, Lessee shall, at its own expense, (i) forthwith deliver (to the extent permitted under Applicable Laws and Regulations) exclusive possession of such Items of Equipment to Agent or Lessor, as applicable, at a location or locations designated by Lessor in the 48 contiguous United States, together with a copy of an inventory list of such Items of Equipment then subject to this Lease, all then current plans, specifications and operating, maintenance and repair manuals in the possession of Lessee and its Affiliates and relating to such Items of Equipment that have been received or prepared by Lessee, appropriately protected and in the condition required by Article VIII hereof (and in any event in condition to be placed in immediate revenue service) and free and clear of all Liens other than Lessor Liens and (ii) otherwise comply with the provisions of clauses (i) through (iv) of Section 15.4(b). In addition, Lessee shall, for 180 days after redelivery of such Items of Equipment, at Lessee's expense, (i) maintain (or cause to be maintained) such Items of Equipment in the condition required by Article VIII and free and clear of all Liens other than Lessor Liens, (ii) store such Items of Equipment in accordance with all manufacturer's recommendations, and (iii) keep all of such Items of Equipment insured in accordance with Section 9.2. This paragraph shall survive termination of this Lease.

         (ii) If the Agent or Lessor exercises the option in clause (a)(ii) above, (A) prior to the acceleration of the Lease Balance, the proceeds of each Letter of Credit ("L/C Proceeds") shall be deposited by Lessor or Agent in an account maintained by Lessor (the "L/C Proceeds Account") as security for the obligations of Lessee to Lessor under the Operative Documents relating to the Series C Lease Balance and the Series C Accrual Rent and (B) upon the acceleration of the Lease Balance pursuant to clause (a)(i) above or clause (d) below, (x) to the extent Lessor has not previously drawn on any Letter of Credit as permitted by Section 12.2(a)(ii), Lessor shall draw on such Letter of Credit in full and (y) the L/C Proceeds shall be applied by Lessor to amounts owing to Lessor under this Lease or any other Operative Documents, in each case, with respect to the Series C Lease Balance and the Series C Accrual Rent.

         (iii) Upon acceleration of the Lease Balance, the Lessor shall have the rights and remedies with respect to the Cash Collateral as set forth in the Cash Collateral Agreement and the Control Agreements.

         (c) Following the foreclosure of Lessee's interest in the Equipment and the other Lessee Collateral, Lessee shall take such action as Lessor or Agent shall reasonably request in order to notify each sublessee of any Item of Equipment of such foreclosure and the succession of Agent, Lessor or its designee to ownership and operation thereof.

         (d) Notwithstanding the foregoing, if any Lease Event of Default described in Section 12.1(e) or (f) shall have occurred and be continuing, then the entire outstanding Lease Balance and all accrued and unpaid Rent and other amounts payable under the Operative Documents (without double counting) shall automatically and immediately become due and

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                                                           LSI Logic Corporation
                                                                         Lease A

payable, without presentment, demand, notice, declaration, protest or other requirements of any kind, all of which are hereby expressly waived.

         Section 12.3. Sale of Equipment. In addition to the remedies set forth in Section 12.2, if any Lease Event of Default shall occur, Agent or Lessor may, but are not required to, sell the Equipment or any portion thereof in one or more sales. Lessor or Agent may purchase all or any part of the Equipment at such sale. Lessee acknowledges that sales for cash or on credit to a wholesaler, retailer or user of such Equipment, or at public or private auction, are all commercially reasonable. Any notice required by law of intended disposition by Lessor or Agent shall be deemed reasonably and properly given if given at least 10 days before such disposition.

         Section 12.4. Application of Proceeds. All payments received and amounts held or realized by Agent at any time when a Lease Event of Default shall be continuing as well as all payments or amounts then held or thereafter received by Agent and the proceeds of sale pursuant to Section 12.3 shall be distributed upon receipt by Lessor for distribution in accordance with Article XXI hereof.

         Section 12.5. Power of Attorney. Lessee unconditionally and irrevocably appoints Lessor and Agent as its true and lawful attorney-in-fact, with full power of substitution, to the extent permitted by Applicable Laws and Regulations, in its name and stead and on its behalf, solely for the purpose of effectuating any sale, assignment, transfer or delivery under this Article XII, if a Lease Event of Default occurs and is continuing, whether pursuant to foreclosure or power of sale or otherwise, and in connection therewith and during a Lease Event of Default, to execute and deliver all such deeds, bills of sale, assignments, releases (including releases of this Lease on the records of any Governmental Authority) and other proper instruments as Lessor may reasonably consider necessary or appropriate. Lessee ratifies and confirms all that such attorney or any substitute shall lawfully do by virtue hereof. If requested by Lessor, Agent or any purchaser, Lessee shall ratify and confirm any lawful sale, assignment, transfer or delivery by executing and delivering to Lessor, Agent or such purchaser, all deeds, bills of sale, assignments, releases and other proper instruments to effect such ratification and confirmation as may be designated in any such request.

         Section 12.6. Remedies Cumulative; Consents. To the extent permitted by, and subject to the mandatory requirements of, Applicable Laws and Regulations, each and every right, power and remedy herein specifically given to Lessor and Agent or otherwise in this Lease shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by Lessor or Agent, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any right, power or remedy. Lessor's or Agent's consent to any request made by Lessee shall not be deemed to constitute or preclude the necessity for obtaining Lessor's or Agent's consent in the future to all similar requests. To the extent permitted by Applicable Laws and Regulations, Lessee hereby waives

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                                                           LSI Logic Corporation
                                                                         Lease A

any rights now or hereafter conferred by statute or otherwise that may require Lessor or Agent to sell, lease or otherwise use the Equipment, any Item of Equipment or any Part thereof in mitigation of Lessor's or Agent's damages upon the occurrence of a Lease Event of Default or that may otherwise limit or modify any of Lessor's or Agent's rights or remedies under this Article XII.

                                  ARTICLE XIII

                                  RIGHT TO CURE

         If any Lease Event of Default shall be continuing and in Agent's reasonably exercised judgment Lessee is not acting diligently and appropriately to cure such Lease Event of Default, Lessor may, but shall not be obligated to, on five (5) Business Days' prior notice to Lessee (except in the event of an emergency, in which case only one Business Day's prior notice shall be required), pay or perform the obligation giving rise to such Lease Event of Default, and neither Agent nor Lessor shall thereby be deemed to have waived any default caused by such failure to cure, and the amount of such payment and the amount of the expenses of Lessor and Agent (including reasonable attorneys' fees and expenses) incurred in connection with such payment or performance (to the extent notice has been given with respect thereto), together with interest thereon at the Overdue Rate, shall be deemed Supplemental Rent, payable by Lessee to Agent within five (5) Business Days after demand and delivery to Lessee of such notice.

                                   ARTICLE XIV

               EARLY TERMINATION OPTION AND OBLIGATION TO PURCHASE

         Section 14.1. Early Termination Option. (a) Subject to the first sentence of Section 15.2 and the limitations contained in Section 14.1(b), on any scheduled Payment Date (the "Early Termination Payment Date") after the Delivery Date and so long as Lessee has not delivered written notice that it intends to exercise the Sale Option, Lessee may, at its option, upon at least 30 days advance written notice to Agent and Lessor, purchase one or more Items of Equipment for a purchase price equal to the Early Termination Purchase Amount plus any Break Funding Amounts, if any (the "Early Termination Option"). Upon the payment of the Early Termination Purchase Amount by Lessee in accordance with the provisions of the preceding sentence, Lessor shall execute and deliver to Lessee such documents as may be reasonably requested to release or evidence the release of the Item or Items of Equipment subject to the Early Termination Option from the terms and scope of this Lease and the other Operative Documents (without representations or warranties, except that the Items of Equipment are free and clear of Lessor Liens attributable to Lessor), in such form as may be reasonably requested by Lessee, all at Lessee's sole cost and expense.

         If Lessee has elected the Early Termination Option with respect to one or more Items of Equipment, Lessee shall continue to make all payments of Rent due under this Lease until and including the Early Termination Payment Date. Upon payment of the Early Termination Purchase Amount in respect of such Items of Equipment together with all Basic Rent and

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                                                           LSI Logic Corporation
                                                                         Lease A

Supplemental Rent then due and owing, the remaining scheduled Basic Rent payments under this Lease shall be reduced by an amount equal to the product of the scheduled amount of each such remaining Basic Rent payment (determined in each case prior to the receipt of such Early Termination Purchase Amount), multiplied by the Item Value Fraction of the Item or Items of Equipment subject to such early termination. In the event Lessee shall elect the Early Termination Option with respect to all of the Items of Equipment, the obligation of Lessee to pay Rent hereunder shall cease and the term of this Lease shall end on the date of such payment.

         (b) Lessee shall not be entitled to elect the Early Termination Option with respect to less than all of the Items of Equipment then subject to this Lease unless:

                  (i) after giving effect to such Early Termination Option and all Early Termination Options previously exercised by Lessee, the aggregate Early Termination Purchase Amount paid with respect to Items of Equipment during the Lease term shall not exceed 25% of the aggregate Purchase Price of all Items of Equipment as of the Delivery Date; and

                  (ii) the Lessee shall have delivered an appraisal at Lessee's sole expense to the Agent which is reasonably satisfactory in scope and form to the Agent (which has been prepared by an appraiser selected by the Agent and approved by Lessee (such approval not to be unreasonably withheld)) that confirms that, after giving effect to such Early Termination Option, the End of Term Value Ratio of the Items of Equipment remaining subject to this Lease is not less than the End of Term Value Ratio of all Items of Equipment originally subject to this Lease (as set forth in the Appraisal).

         Section 14.2. Required Purchase. So long as Agent or Lessor has not exercised any other remedy inconsistent therewith, Lessee shall be obligated to purchase all of the Items of Equipment for the Purchase Amount automatically and without notice upon the occurrence of any Lease Event of Default described in clause (e)(vi) or (f) of Section 12.1 and, within five (5) Business Days after notice from Agent or Lessor, upon the occurrence of any other Lease Event of Default, and upon receipt of the Purchase Amount, the Items of Equipment shall be transferred to Lessee as set forth in the last sentence of the first paragraph of Section 14.1(a).

                                   ARTICLE XV

                                LEASE TERMINATION

         Section 15.1. Lessee's Options. Not later than 360 days nor earlier than 390 days in the case of the Sale Option or not later than 120 days nor earlier than 150 days in the case of the Purchase Option prior to the last day of the Lease Term, Lessee shall, by delivery of written notice to Agent and the Lessor, exercise one of the following options:

                  (a) Subject to Section 15.2, including, without limitation, the first sentence thereof, purchase for cash for the Purchase Amount all, but not less than all, of the Items of Equipment then subject to this Lease on the last day of the Lease Term (the "Purchase

                                                           LSI Logic Corporation
                                                                         Lease A

         Option"); and if Lessee shall have elected to purchase the Items of Equipment, Lessor shall, upon the payment to Agent of the Purchase Amount then due and payable by Lessee under the Operative Documents, transfer all of Lessor's right, title and interest in and to the Items of Equipment "as-is" without recourse or warranty (except as to the absence of Lessor Liens); or

                  (b) Subject to Section 15.2, including, without limitation, the first sentence thereof, sell, on behalf of Lessor, for cash to a purchaser or purchasers all, but not less than all, of the Items of Equipment then subject to this Lease on the last day of the Lease Term (the "Sale Option"). Lessee's right to sell the Items of Equipment pursuant to the Sale Option shall be conditioned upon and subject to the fulfillment by Lessee of each of the terms and conditions set forth in this Article XV. Simultaneously with a sale on or prior to the last day of the Lease Term pursuant to the Sale Option, Lessee shall pay or cause to be paid to Agent, (i) the Sale Recourse Amount, (ii) the gross proceeds of the sale of the Equipment, without deductions or expense reimbursements (the "Sale Proceeds"), and (iii) all accrued and unpaid Rent and all other amounts due under the Operative Documents and, if such sale occurs prior to the last day of the Lease Term, all Capital Rent not previously paid by Lessee and which would have become due under the Operative Documents on or before the last day of the Lease Term. If the amounts received by the Agent pursuant to the immediately preceding sentence exceed the aggregate outstanding Lease Balance and all other amounts due and owing by Lessee under the Operative Documents, Agent will pay to Lessee such excess amount. The amount payable pursuant to this Section 15.1(b) shall in no event be construed to limit any other obligation of Lessee under the Operative Documents, including, without limitation, pursuant to Article
         XI. All amounts paid to Agent pursuant to this Section 15.1(b) shall be distributed in accordance with Article XXI hereof.

         Section 15.2. Election of Options. The Early Termination Option and end of term option elected by Lessee under (i) Section 14.1(a), but solely with respect to the purchase of all, but not less than all, of the Equipment and (ii)
Section 15.1 of this Lease, respectively, must be the same as the option elected by Lessee under the corresponding section of the Lease B. Lessee's election (or deemed election) of the Purchase Option shall be irrevocable at the time when made by Lessee. In the event Lessee fails to make a timely election under
Section 15.1 hereof, Lessee shall be deemed to have elected the Purchase Option. Lessee may not elect the Sale Option if there exists on the date the election is made a Lease Default or a Lease Event of Default. In addition, the Sale Option shall automatically be revoked if there exists a Lease Default or Lease Event of Default at any time after the Sale Option is properly elected (whether or not such Lease Default or Lease Event of Default is cured) or Lessee fails to comply with each of the other terms and conditions set forth in this Article XV, in which case Lessee shall be required to purchase on the last day of the Lease Term all of the Items of Equipment pursuant to the Purchase Option and Lessor shall be entitled to exercise all rights and remedies provided in Article XII.

         Section 15.3. [Reserved].

                                                           LSI Logic Corporation
                                                                         Lease A

         Section 15.4. Sale Option Procedures. (a) If Lessee elects the Sale Option, Lessee shall use its reasonable commercial efforts to obtain the highest all cash purchase price for the Items of Equipment. All costs related to such sale and delivery (including during the Extended Remarketing Period), including, without limitation, the cost of sales agents, removal of the Items of Equipment, delivery of documents and the Items of Equipment to any location designated by a buyer or prospective buyer, legal costs, costs of notices, commissions, escrow fees, filing fees, appraisal fees, license fees, transfer taxes, any advertisement or other similar costs, or other information and of any parts, configurations, repairs or modifications desired by a buyer or prospective buyer, re-installation of the Items of Equipment in the manner and at the location or locations required by a buyer, the cost of storage and insurance during the Extended Remarketing Period as provided in Section 15.6(b) and the costs associated with the satisfaction of the conditions set forth in Section 15.4(b) below shall, except as provided in the following provisos, be borne entirely by Lessee, without regard to whether such costs were incurred by Agent, Lessor, Lessee or any potentially qualified buyer, and shall in no event be paid from the Sale Proceeds for the benefit of Lessee; provided, that Lessee shall in no event be liable for costs (other than de-installation costs, which shall in all cases be borne by Lessee) described in this clause (a) which, in aggregate, exceed $4,514,313; provided, further that in the event that Lessor pays any of the costs described in this clause (a) (other than de-installation costs, which shall in all cases be borne by Lessee) as a result of such costs (other than de-installation costs, which shall in all cases be borne by Lessee) aggregating in excess of $4,514,313, Lessor shall be entitled to reimbursement of such payments from the Sale Proceeds prior to the Agent returning any excess Sale Proceeds to the Lessee pursuant to Section 15.1(b), but in no event shall Lessor be entitled to make any claim against Lessee under Article XI for reimbursement or indemnification of such payments made by Lessor. Neither Agent nor Lessor shall have any responsibility for procuring any purchaser. If, nevertheless, Agent or Lessor, undertakes any sales efforts, Lessee shall, subject to the preceding sentence, promptly reimburse Agent and/or Lessor for any charges, costs and expenses incurred in such effort, including any allocated time charges, costs and expenses of internal counsel or other attorneys' fees. Upon a sale pursuant to the Sale Option, the Items of Equipment shall be in at least the condition required by Section 12.2(b). Any purchaser or purchasers of the Items of Equipment shall not be an Affiliate of Lessee or have any understanding or arrangement with Lessee regarding the future use of the Items of Equipment. On the last day of the Lease Term, so long as no Lease Event of Default or Lease Default exists: (i) Lessee shall transfer all of Lessee's right, title and interest in the Items of Equipment, or cause the Items of Equipment to be so transferred, to such purchaser or purchasers, if any, in accordance with all of the terms of this Lease; (ii) subject to the simultaneous payment by Lessee of all amounts due under clause (iii) of this sentence, Lessor shall, without recourse or warranty, except as to the absence of Lessor Liens attributable to it, transfer by quitclaim Lessor's right, title and interest in and to the Items of Equipment to such purchaser or purchasers; and (iii) Lessee shall simultaneously pay to Lessor all of the amounts contemplated in Section 15.1(b).

         (b) The Lessee's effective exercise and consummation of the Sale Option with respect to the Items of Equipment shall be subject to the due and timely fulfillment of each of the following provisions as to the Items of Equipment as of the dates set forth below:

                                                           LSI Logic Corporation
                                                                         Lease A

                  (i) Lessee shall furnish to Lessor and Agent, on the last day of the Lease Term, a certification from the manufacturer that the Items of Equipment have been calibrated as necessary to be eligible for manufacturer's maintenance program and have been maintained at or modified to meet the latest available version and/or revision levels (assuming the Equipment has been modified as each such prior modification was introduced) of all hardware and software requirements applicable to the specific model of Equipment as deemed necessary by the manufacturer;

                  (ii) Lessee shall have the Items of Equipment de-installed, packaged and crated by the manufacturer's technicians or service providers certified by the manufacturer, and Lessee shall furnish to Lessor and Agent, a certification from the manufacturer's technicians or service providers certified by the manufacturer that the Items of Equipment are in good condition prior to shipment;

                  (iii) Lessee shall furnish to Lessor and Agent all applicable and corresponding instruction and service manuals, service and repair records, and descriptive brochures;

                  (iv) Lessee shall cause the Items of Equipment to be delivered to any location as selected by the purchaser, in a suitable manner which is specifically designed for the transportation of electronic components and equipment and in a manner consistent with the manufacturer's recommendations for transporting and packaging the Items of Equipment;

                  (v) Lessee shall not enter into any additional Subleases or renew any Subleases with respect to the Items of Equipment following Lessee's election of the Sale Option, and following Lessee's election of the Sale Option, Lessee shall not remove any Permitted Modifications or commence any voluntary Permitted Modifications under Section 8.4 without the prior written consent of the Agent;

                  (vi) The Lessee shall submit all bids to the Agent, and the Agent will have the right to review the same and to submit any one or more bids. Agent shall have no obligation to accept a bid that is not on an all-cash basis. Provided that there are all-cash bids at such time, Lessee shall deliver to the Agent not less than ninety (90) days prior to the Lease Expiration Date a binding written unconditional (except as set forth below), irrevocable offer (the "High Bid") by such purchaser or purchasers offering the highest all-cash bid to purchase all, but not less than all, of the Items of Equipment (unless otherwise agreed to by the Agent). Subject to Agent's rights in the immediately succeeding sentence, Agent shall accept the High Bid in writing within 20 Business Days of receipt thereof by Agent. If Agent in the exercise of its reasonable judgment believes that the Sale Proceeds to be paid to the Agent from a High Bid which the Lessee desires to accept is less than the lesser of (A) the Fair Market Value of the Items of Equipment or (B) the Purchase Amount, then Agent may condition its obligation to accept the High Bid upon Agent's receipt of an appraisal demonstrating that the High Bid is for an amount at least equal to the lesser of (1) the Fair Market Value of the Items of Equipment or (2) the Purchase Amount, as established by such appraisal. In such case then Agent shall

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                                                           LSI Logic Corporation
                                                                         Lease A

         promptly following the receipt of such High Bid, engage an independent appraiser, reasonably satisfactory to the Agent and Lessee, at Lessee's expense, to determine (by appraisal methods reasonably satisfactory to the Agent) the Fair Market Value of the Items of Equipment as of the Lease Expiration Date. The selection of the independent appraiser shall be completed within ten (10) Business Days of the receipt by Agent of such High Bid. A copy of such appraisal shall be delivered to Agent not later than 20 Business Days after the selection of the independent appraiser. The appraiser will be instructed to assume that the Items of Equipment are in the condition required by and have been maintained in accordance with this Lease. Any such appraisal shall be at the sole cost and expense of Lessee.

                  (vii) In connection with any such sale of the Items of Equipment, the Lessee will provide to the purchaser all customary "seller's" indemnities, representations and warranties regarding title, absence of Liens (except Lessor Liens and Liens relating to the interest or rights of Lessee) and the condition of such Items of Equipment. The Lessee shall have obtained, at its cost and expense, all required governmental and regulatory consents and approvals and shall have made all filings as required by Applicable Laws and Regulations in order to carry out and complete the transfer of the Items of Equipment. Any agreement as to such sale shall be in form and substance reasonably satisfactory to the Agent. If the Lessee properly exercises the Sale Option, then the Lessee shall, upon a sale thereunder, and at its own cost, transfer or cause to be transferred possession of the Items of Equipment to the independent purchaser(s) thereof, in each case by surrendering the same into the possession of such purchaser(s), free and clear of all Liens, other than Lessor Liens, and in the condition required by this Lease, and the Lessee shall execute and deliver to such purchaser(s) at the Lessee's cost and expense a bill of sale with respect to the Items of Equipment, warranting that such Items of Equipment are free and clear of all Liens, other than Lessor Liens, together with an assignment, without warranty of any kind, of Lessee's rights, if any, under any purchase contracts. The Lessee shall, on and within a reasonable time before and up to two years after the Lease Expiration Date, cooperate reasonably with the Agent, Lessor and the purchaser(s) of the Items of Equipment in order to facilitate the purchase and use by such purchaser(s) of the Items of Equipment, which cooperation shall include the following, all of which the Lessee shall do on or before the Lease Expiration Date or as soon thereafter as is reasonably practicable: providing reasonable access to all books and records regarding the maintenance, use and ownership of the Items of Equipment and all know-how, data and technical information regarding the use and maintenance of the Equipment thereto, granting or assigning all licenses necessary for the operation and maintenance of the Items of Equipment, and cooperating reasonably in seeking and obtaining all necessary Governmental Action. The obligations of the Lessee under this paragraph shall survive the expiration or termination of this Lease.

                  (ix) The Lessee shall, to the extent permitted by Applicable Laws and Regulations, assign, and shall cooperate with all reasonable requests of the Lessor, Agent or the purchaser for obtaining any and all licenses, permits, approvals and consents of any Governmental Authorities or other Persons that are or will be required to be obtained by

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                                                           LSI Logic Corporation
                                                                         Lease A

         the Lessor, Agent or such purchaser in connection with its use, operation, control or maintenance of the Items of Equipment in compliance with Applicable Laws and Regulations.

         Except as expressly set forth herein, the Lessee shall have no right, power or authority to bind the Lessor or Agent in connection with any proposed sale of the Items of Equipment.

         Section 15.5. Certain Obligations Continue. During the period following Lessee's exercise of the Sale Option and until and including the Lease Expiration Date, the obligation of the Lessee to pay Rent with respect to the Items of Equipment (including the installment of Rent due on the Lease Expiration Date) shall continue undiminished. The Lessor shall have the right, but shall be under no duty, to solicit bids, to inquire into the efforts of the Lessee to obtain bids or otherwise to take action in connection with any such sale, other than as expressly provided in this Article XV.

         Section 15.6. Failure to Sell Items of Equipment. If Lessee shall exercise the Sale Option and shall fail to sell the Items of Equipment on the Lease Expiration Date in accordance with Section 15.1(b) and subject to the provisions of Section 15.4 (other than as a result of Lessee's failure to comply with the provisions of Section 15.1(b) or 15.4, in which case, the last sentence of Section 15.2 shall be operative), then Lessee and Lessor hereby agree as follows:

                  (a) Lessee shall continue to use reasonable commercial efforts as non-exclusive agent for Lessor to sell the Items of Equipment on behalf of Lessor in accordance with this Section 15.6 for the period (the "Extended Remarketing Period") commencing on the Lease Expiration Date and ending on the earlier of (i) the sale of the Items of Equipment in accordance with the provisions of this Section 15.6 or such earlier date as Lessor has received payment in full of the Lease Balance and all accrued and unpaid Rent and (ii) the delivery of a written notice from Lessor to Lessee at any time terminating the Extended Remarketing Period, which notice shall indicate that such termination is being made pursuant to this Section 15.6(a)(ii) and the date such termination shall be effective, which date shall be the Lease Expiration Date if such notice is given prior to the Lease Expiration Date. Without limiting the foregoing, each of the conditions contained in this Article XV shall be applicable to the Extended Remarketing Period and any sale during such period. Lessor's appointment of Lessee as Lessor's nonexclusive agent to use its reasonable commercial efforts to obtain the highest all-cash price for the purchase of the Items of Equipment shall not restrict Lessor's or Agent's right to market or lease the Items of Equipment, to retain one or more sales agents or brokers at Lessee's sole cost and expense.

                  (b) On the Lease Expiration Date, Lessee shall (i) pay to Lessor the Sale Recourse Amount and all other Rent due and owing hereunder and (ii) at Lessor's request either (A) return possession of the Items of Equipment to Lessor in accordance with Section 15.4(b) and in the condition required by this Lease or (B) de-install, package and crate the Equipment in accordance with Section 15.4(b) of the Lease and insure and store the Equipment in accordance with all manufacturer's recommendations and this Lease for

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                                                           LSI Logic Corporation
                                                                         Lease A

         the Extended Remarketing Period; provided that such insurance and storage shall be at Lessee's expense for only the first 180 days of the Extended Remarketing Period. Thereafter, this Lease shall terminate except as provided herein and Lessee shall have no further obligation to pay Rent. Following the Lease Expiration Date, Lessor shall be free to sell or lease the Items of Equipment to any party at such reasonable times and for such amounts as Lessor deems commercially reasonable and appropriate in order to maximize Lessor's opportunity to recover the Lease Balance. Following the Lease Expiration Date, Lessor shall have the right to enter into leases for the Items of Equipment at fair market rentals and otherwise on commercially reasonable terms, and the net operating cash flow therefrom shall be payable to Agent in reduction of the Lease Balance and Supplemental Rent due and owing under the Operative Documents.

                  (c) Lessor reserves all rights under this Lease and the other Operative Documents arising out of Lessee's breach of any provisions of this Lease (including this Article XV), occurring prior to or on the Lease Expiration Date, including the right to sue Lessee for damages.

                  (d) To the greatest extent permitted by law and subject to Section 15.6(e) below, Lessee hereby unconditionally and irrevocably waives, and releases Lessor and Agent from, any right to require Lessor or Agent during or following the Extended Remarketing Period to sell the Items of Equipment in a timely manner or for any minimum purchase price or on any particular terms and conditions, Lessee hereby agreeing that if Lessee shall elect the Sale Option, its ability to sell the Items of Equipment on or prior to the Lease Expiration Date and to cause any Person to submit a bid to Lessor pursuant to Section 15.4 shall constitute full and complete protection of Lessee's interest hereunder.

                  (e) In addition, if Lessor has not sold the Items of Equipment within two (2) years after its termination of the Extended Remarketing Period, Agent shall appoint a qualified independent sales agent to sell the Items of Equipment pursuant to the first bona fide offer received by a creditworthy offeror for an all-cash purchase price at the then Fair Market Value of the Items of Equipment to the extent the conditions therefor are satisfied. Any proceeds resulting from the operation of this Section 15.6 shall be applied net of sale costs, commissions and property maintenance costs. To determine whether an offer is for the Fair Market Value of the Items of Equipment, Lessor may condition its obligation to sell on its receipt of an appraisal in accordance with Section 15.4(b)(vi). Any determination as to the bona fide nature of an offer or creditworthiness of the offeror shall be made in the reasonable judgment of Agent.

                  (f) If a sale of Items of Equipment occurs during the Extended Remarketing Period (i) the Lessor shall be entitled to the Sale Proceeds for such Items of Equipment in an amount not to exceed the outstanding Lease Balance and all other amounts due and owing under the Operative Documents and any such excess shall be for the benefit of Lessee and (ii) Lessee shall comply with the provisions of this Article XV including, but not limited to, Section 15.4.

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                                                           LSI Logic Corporation
                                                                         Lease A

                                   ARTICLE XVI

                OWNERSHIP AND GRANT OF LIEN AND SECURITY INTEREST

         Section 16.1. Grant of Lien and Security Interest. Title to the Items of Equipment shall remain in Lessor as security for the obligations of Lessee hereunder and under the other Operative Documents to which it is a party until Lessee has fulfilled all of its obligations hereunder and thereunder. Lessee hereby grants, assigns, hypothecates, transfers and pledges to Lessor, a lien and security interest on all of Lessee's right, title and interest in and to, whether now or hereafter existing, each Item of Equipment and in each Sublease covering any Item of Equipment that may be entered into from time to time in accordance with the provisions of this Lease, and Lessee hereby grants to Lessor a continuing lien and security interest in and assigns to Lessor all of Lessee's rights, title and interest in all of the other Lessee Collateral, to secure the payment of all sums due hereunder and under the other Operative Documents to which it is a party and the performance of all other obligations hereunder and under the other Operative Documents to which it is a party. Lessee also hereby authorizes Lessor and Agent to file UCC financing statements on and after the Delivery Date to the extent necessary to perfect such security interests granted pursuant to the Operative Documents that may be perfected under the UCC through such filings. Further, Lessee hereby assigns to Lessor all of its rights under any and all purchase contracts relating to each Item of Equipment.

         Section 16.2. Retention of Sale Proceeds. If Lessee would be entitled to any amount (including any Casualty Recoveries) held by Agent or title to any Item of Equipment hereunder but for the existence of any Material Lease Default or Lease Event of Default, Agent shall hold such amount or Item of Equipment as part of the Lessee Collateral and during an Event of Default shall be entitled to apply such amounts against any amounts due hereunder; provided, that Agent shall distribute such amount or transfer such Item of Equipment, to the extent not theretofore applied, in accordance with the other terms of this Lease if and when no Material Lease Default or Lease Event of Default exists.

         Section 16.3. State of Incorporation. Lessee shall not change its state of incorporation unless Lessee has given Agent not less than thirty (30) days' prior written notice and Lessee has executed and filed such UCC financing statements as Agent may reasonably request during such thirty day period to protect the security interests of Lessor granted by the Operative Documents.

                                  ARTICLE XVII

                         REPRESENTATIONS AND WARRANTIES

         Section 17.1. Representations and Warranties of Lessee. As of the date hereof, Lessee makes the representations and warranties set forth in this
Section 17.1 to Agent and Lessor.

         (a) Organization and Powers. Each of Lessee and its Significant Subsidiaries is a corporation or partnership duly organized or formed, as the case may be, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, is qualified to

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                                                           LSI Logic Corporation
                                                                         Lease A

do business and is in good standing in each jurisdiction in which the failure so to qualify or be in good standing would result in a Material Adverse Effect and has all requisite power and authority to own its assets and carry on its business and, with respect to Lessee, to execute, deliver and perform its obligations under the Operative Documents to which it is a party.

         (b) Authorization: No Conflict. The execution, delivery and performance by Lessee of the Operative Documents to which it is a party have been duly authorized by all necessary corporate action of Lessee and do not and will not (i) contravene the terms of the certificate of incorporation and the bylaws of Lessee or result in a breach of or constitute a material default under any material Contractual Obligation to which Lessee is a party or by which it or its properties may be bound or affected; or (ii) violate in any material respect any provision of any Governmental Rule binding on or affecting Lessee.

         (c) Binding Obligation. The Operative Documents to which Lessee is a party constitute legal, valid and binding obligations of Lessee, enforceable against Lessee in accordance with their respective terms, except to the extent the enforceability thereof would be subject to bankruptcy, insolvency, receivership or similar laws providing relief from creditors, or principles of equity generally.

         (d) Governmental Consents. No authorization, consent, approval, license, exemption of, or filing or registration with, any Governmental Authority, or approval or consent of any other Person, is required for the due execution, delivery or performance by Lessee of any of the Operative Documents, except those set forth on Schedule 17.1(d) which have been obtained or made and are in full force and effect.

         (e) No Defaults. Neither Lessee nor any of its Significant Subsidiaries is in default under any Governmental Rule to which it is a party or by which it or its properties may be bound which, individually or together with all such defaults, could reasonably be expected to have a Material Adverse Effect.

         (f) Title to Properties. Lessee and each Significant Subsidiary has good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of their respective businesses, except for such defects in title as could not, individually or in the aggregate, have a Material Adverse Effect. The property of Lessee and its Significant Subsidiaries is subject to no Encumbrances, other than Encumbrances permitted under Section 18.2(a).

         (g) Litigation. Except as set forth in Schedule 17.1(g), there are no actions, suits or proceedings pending or, to the best of Lessee's knowledge, threatened against or affecting Lessee or any of its Significant Subsidiaries or the properties of Lessee or any of its Significant Subsidiaries before any Governmental Authority or arbitrator which is likely to be determined adversely to Lessee or any such Significant Subsidiary and would be reasonably likely to result in a Material Adverse Effect.

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                                                           LSI Logic Corporation
                                                                         Lease A

         (h) Compliance with Consents and Licenses. Every consent required by Lessee or any Significant Subsidiary (including those required under or pursuant to any Environmental Law) in connection with the conduct of its business and the ownership, use, exploitation or occupation of its property and assets has been obtained and is in full force and effect and there has not been any default in the observance of the conditions and restrictions (if any) imposed in, or in connection with, any of the same, except where the failure to obtain any of the foregoing would not reasonably be expected to have a Material Adverse Effect.

         (i) Compliance with Environmental Law. To the best of Lessee's knowledge after due investigation, (i) the properties of Lessee and its Subsidiaries do not contain and have not previously contained (at, under, or about any such property) any Hazardous Materials or other contamination (A) in amounts or concentrations that constitute or constituted a violation of, or could give rise to liability under, any Environmental Laws, in either case where such violation or liability could reasonably be expected to result in a Material Adverse Effect, (B) which could interfere with the continued operation of such property or (C) which could materially impair the fair market value thereof; and
(ii) there has been no transportation or disposal of Hazardous Materials from, nor any release or threatened release of Hazardous Materials at or from, any property of Lessee or any of its Subsidiaries in violation of or in any manner could give rise to liability under any Environmental Laws, where such violation or liability, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

         (j) Governmental Regulation. Neither Lessee nor any of its Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Investment Company Act of 1940, the Interstate Commerce Act, any state public utilities code or any other Governmental Rule limiting its ability to incur Indebtedness.

         (k) ERISA. (i) Except as specifically disclosed to the Lessor and Agent in writing prior to the date of this Lease: (A) each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Governmental Rules; (B) there are no pending, or to the best knowledge of Lessee, threatened, claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect; (C) there has been no prohibited transaction or other violation of the fiduciary responsibility rule with respect to any Plan which could reasonably result in a Material Adverse Effect; (D) no ERISA Event has occurred or is reasonably expected to occur with respect to any Pension Plan; (E) no Pension Plan has any Unfunded Pension Liability; (F) Lessee has not incurred, nor does it reasonably expect to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (G) no trade or business (whether or not incorporated under common control with Lessee within the meaning of Section 414(b), (c), (m) or (a) of the Code) maintains or contributes to any Pension Plan or other Plan subject to Section 412 of the Code; and (H) neither Lessee nor any entity under common control with Lessee in the preceding sentence has ever contributed to any Multiemployer Plan.

         (ii) All employer and employee contributions required by any applicable Governmental Rule in connection with all Foreign Plans have been made, or, if applicable, accrued, in

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                                                           LSI Logic Corporation
                                                                         Lease A

accordance with the country-specific accounting practices. The fair market value of the assets of each funded Foreign Plan, the liability of each insurer for any Foreign Plan funded through insurance or the book reserve established for any Foreign Plan, together with any accrued contributions, is sufficient to procure or provide for the accrued benefit obligations, as of the date hereof, with respect to all current and former participants in such Foreign Plan according to the actuarial assumptions and valuations most recently used to determine employer contributions to such Foreign Plan, which actuarial assumptions are commercially reasonable. Each Foreign Plan required to be registered has been registered and has been maintained in good standing with applicable Governmental Authorities. Each Foreign Plan reasonably complies in all material respects with all applicable Governmental Rules.

         (l) Significant Subsidiaries. The name and ownership of each Significant Subsidiary of Lessee on the date of this Agreement is as set forth in Schedule 17.1(l). All of the outstanding capital stock of, or any other interest in, each such Significant Subsidiary has been validly issued, and is fully paid and nonassessable.

         (m) Taxes. Lessee and its Significant Subsidiaries have filed all Federal and other material tax returns and reports required to be filed, and have paid all Federal and other material taxes, assessments, fees and other Governmental Charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP. There is no proposed tax assessment against Lessee or any Significant Subsidiary except those for which adequate reserves have been provided in accordance with GAAP.

         (n) Patents and Other Rights. Each of Lessee and its Significant Subsidiaries possesses all permits, franchises, licenses, patents, trademarks, trade names, service marks, copyrights and all rights with respect thereto, free from maintenance and operation of its business, except where the failure to obtain any of the foregoing would not reasonably be expected to have a Material Adverse Effect.

         (o) Insurance. The properties of Lessee and its Significant Subsidiaries are insured against losses and damages of the kinds and in amounts which are deemed prudent by Lessee in its reasonable business judgment and within the general parameters customary among similarly situated businesses in the industry, and such insurance is maintained with financially sound and reputable insurance companies or pursuant to a plan or plans or self-insurance to such extent as is usual for companies of similar size engaged in the same or similar businesses and owning similar properties.

         (p) Financial Statements. The audited Financial Statements of Lessee and its Subsidiaries for the fiscal year ended in December 31, 2001, are complete and correct and fairly present the financial condition of Lessee and its Subsidiaries as at such date and the results of operations of Lessee and its Subsidiaries for the period covered by such statements, in each case in accordance with GAAP consistently applied. Since the last day of the fiscal year ended December 31, 2001, there has been no Material Adverse Effect.

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                                                           LSI Logic Corporation
                                                                         Lease A

         (q) Liabilities. Neither Lessee nor any of its Significant Subsidiaries has any liabilities in excess of $10,000,000, fixed or contingent, that are not reflected in the Financial Statements referred to in subparagraph
(p) of this Section 17.1, in the notes thereto or otherwise disclosed in writing to the Lessor and Agent, other than liabilities arising in the ordinary course of business since December 31, 2001.

         (r) Labor Disputes. Etc. There are no strikes, lockouts or other labor disputes against Lessee or any of its Significant Subsidiaries, or, to the best of Lessee's knowledge, threatened against or affecting Lessee or any of its Significant Subsidiaries, which may result in a Material Adverse Effect.

         (s) Solvency. Lessee and its Subsidiaries on a consolidated basis are Solvent.

         (t) The Equipment. (i) On the Delivery Date, Lessor will acquire good and valid title to the Equipment, free and clear of all Liens and all other interests of other Persons (except for Permitted Liens).

         (ii) All of the Items of Equipment constitute personal property and not fixtures for purposes of perfection under the Uniform Commercial Code.

         (iii) All of the Items of Equipment comply in all material respects with all applicable Governmental Rules and Insurance Requirements.

         (u) State of Incorporation. The state of incorporation of the Lessee is Delaware.

         (v) Disclosure. None of the representations or warranties made by Lessee in the Operative Documents as of the date of such representations and warranties, and none of the statements contained in any exhibit, report, statement or certificate furnished by or on behalf of Lessee or any of its Significant Subsidiaries to Agent or Lessor in connection with the Operative Documents, contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading in any material respect as of the time when made or delivered.

         (w) No Default; Casualty. No event has occurred and is continuing that is a Lease Default and no Lease Event of Default exists and, to the knowledge of Lessee, no Casualty has occurred.

         (x) Security Interest. (i) Upon filing of the UCC financing statements listed on Schedule V hereto and payment of the Purchase Price, Lessor has a valid and enforceable first priority, perfected Lien in the Items of Equipment and the other Lessee Collateral (other than the Cash Collateral, a security interest in which shall be perfected as set forth in clause (ii) below) as against all Persons, including Lessee and its creditors, free and clear of all Liens other than Permitted Liens.

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                                                           LSI Logic Corporation
                                                                         Lease A

         (ii)     Upon the deposit of Cash Collateral by Lessee pursuant to
Section 2.6 and the execution and delivery of the Cash Collateral Agreement and the Control Agreements, the Lessor will have a first-priority, perfected Lien in the Cash Collateral so deposited and no filing, recording, restoration, notice with or payment of any fees to, any Governmental Authority is necessary to establish or perfect the Lien in the Cash Collateral in favor of the Lessor.

         (y) No Transfer Taxes. No sales, use, excise, transfer or other Tax, fee or imposition shall result from the sale, transfer or purchase of the Items of Equipment, except such Taxes, fees or impositions that have been paid in full or for which adequate arrangements for payment shall have been made by Lessee.

         (z) Appraisal Data. The written information provided by Lessee and its Affiliates to the Appraiser and forming the basis for the conclusions set forth in the Appraisal, taken as a whole, was true and correct in all material respects at such times and did not omit any information known and available to Lessee necessary to make the information provided not misleading at such times.

         (aa) No Prohibited Transaction. The execution and delivery of this Lease and the other Operative Documents, including the consummation of the transactions contemplated hereby and thereby, will not involve any Prohibited Transactions. The representation by Lessee in the preceding sentence is made in reliance upon and subject to the correctness of the representation by the Lessor in Section 17.2(a).

         (bb) Subject to Government Regulation. Neither Agent nor Lessor will become, solely by reason of entering into the Operative Documents or consummation of the transaction contemplated thereby (other than the exercise of remedies under this Lease), subject to ongoing regulation of its operations by a Governmental Agency (except with respect to bank regulations) will be required to qualify to do business in any jurisdiction.

         (cc) Private Offering. Excluding the effect of any failure of the representations and warranties set forth in Section 17.2(b) to be true and correct, the issuance, sale and delivery of the interests in the Items of Equipment, Lease and the other Operative Documents under the circumstances contemplated hereby do not require the registration or qualification of such interests under the Securities Act, any state securities laws. Excluding the effect of any failure of the representations and warranties set forth in Section 17.2(b) to be true and correct, neither Lessee nor anyone authorized to act on its behalf has, directly or indirectly, solicited any offers to acquire, offered or sold: (i) any interest in the Items of Equipment, the Lease or the Operative Documents in violation of Section 5 of the Securities Act or any state securities laws, or (ii) any interest in any security or lease the offering of which, for purposes of the Securities Act or any state securities laws, would be deemed to be part of the same offering as the offering of the aforementioned interests. Neither Lessee nor anyone authorized to act on its behalf was involved in (y) offering or soliciting offers for interests in the Items of Equipment, Lease or the other Operative Documents (or any similar securities) or
(z) selling interests in the Items of Equipment, the Lease or the other Operative Documents (or any similar securities) to any Person other than the Lessor and the Participants and not more than 51 other institutional investors.

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                                                           LSI Logic Corporation
                                                                         Lease A

         (dd) Margin Regulations. Lessee is not engaged in the business of extending credit for the purpose of purchasing or carrying "margin stock" (within the meaning of Regulation U of the F.R.S. Board). No part of the proceeds of the Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

         (ee) Tangible Net Worth. As of December 31, 2002, the Tangible Net Worth of Lessee was at least $1,000,000,000.

         Section 17.2. Representations and Warranties of Lessor. Lessor represents and warrants to each of the other parties hereto as follows:

                  (a) ERISA. Either (i) Lessor is not and will not be purchasing any of its interest in the Items of Equipment with the assets of an "employee benefit plan" (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA, or a "plan" (as defined in
         Section 4975(e)(1) of the Code or (ii) the acquisition and holding of Lessor's interest in the Items of Equipment will not result in a Prohibited Transaction.

                  (b) Investment in the Items of Equipment. It is acquiring its interest in the Items of Equipment for its own account for investment in such a manner as will not require the registration of such interest under the Securities Act or any state securities laws, and if in the future it should decide to dispose of its interest in the Items of Equipment, it understands that it may do so only in compliance with the Securities Act and the rules and regulations of the SEC thereunder and any applicable state securities laws. Neither it nor anyone authorized to act on its behalf has taken or will take any action which would subject any interest in the Items of Equipment or this Lease to the registration requirements of Section 5 of the Securities Act. No representation or warranty contained in this Section 17.2(b) shall include or cover any action or inaction of Lessee or any Affiliate thereof whether or not purportedly on behalf of Lessor or any of its Affiliates. Subject to the foregoing, and subject to the provisions of Article XIX hereof, it is understood among the parties that the disposition of Lessor's property shall be at all times within its control.

                  (c) Enforceability, Etc. Each Operative Document to which Lessor is a party constitutes the legal, valid and binding obligation of Lessor enforceable against it in accordance with the terms thereof, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

         Section 17.3. Representations and Warranties of Agent. Wells Fargo Bank Northwest, National Association, in its individual capacity, hereby represents and warrants to the other parties as set forth in this Section 17.3.

         (a) Due Organization, Etc. Agent is a national banking association duly organized, validly existing and in good standing under the laws of the United States; Agent has full power

                                      -85-

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                                                           LSI Logic Corporation
                                                                         Lease A

and authority to enter into and perform its obligations under the Operative Documents to which it is or is to be a party and each other agreement, instrument and document to be executed and delivered by it on or before the Delivery Date in connection with or as contemplated by each such Operative Document to which it is or is to be a party; and the Operative Documents to which Agent is a party, and to which Lessee is to be a party, have been or will be duly executed and delivered by Agent.

         (b) Authorization; No Conflict. The execution and delivery by Agent of the Operative Documents to which it is or is to be a party, and the performance by Agent of its obligations under such Operative Documents, have been duly authorized by all necessary action on its part, and do not and will not: (i) contravene any applicable laws, rules, regulations, orders, injunctions or decrees of any federal banking Authority or Authority in or with jurisdiction over banks in the State of Utah where such contravention would be reasonably likely to materially and adversely affect the ability of Agent, either in its individual capacity, as Agent, or both, to perform its obligations under any Operative Documents to which it is or will be a party; (ii) violate any provision of its charter or by-laws; (iii) result in a breach of or constitute a default under any indenture, loan or credit agreement, or any other agreement or instrument to which Agent, either in its individual capacity, as Agent, or both, is a party or by which it or its properties may be bound or affected, which breaches or default would be reasonably likely to materially and adversely affect the ability of Agent, either in its individual capacity, as Agent, or both, to perform its obligations under any Operative Documents to which it is or will be a party; or (iv) require any authorizations, consents, approvals, licenses or formal exemptions from, nor any filings, declarations or registrations with, any federal banking or Utah Authority or any consent or approval of any non-governmental Person.

         (c) Enforceability, Etc. Each Operative Document to which Agent, either in its individual capacity, as Agent, or both, is a party constitutes the legal, valid and binding obligation of Agent, either in its individual capacity, as Agent, or both, enforceable against it in accordance with the terms thereof, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

         (d) Litigation. There is no action, proceeding or investigation pending or threatened which questions the validity of the Operative Documents to which Agent, in its individual capacity, as Agent, or both, is a party or any action taken or to be taken pursuant to the Operative Documents to which Agent, in its individual capacity, as Agent, or both, is a party.

                                                           LSI Logic Corporation
                                                                         Lease A

                                  ARTICLE XVIII

                               COVENANTS OF LESSEE

         Section 18.1. Affirmative Covenants. During the Lease Term, Lessee shall comply, and shall cause compliance with, the following affirmative covenants:

         (a) Financial Statements and Other Reports. Lessee shall deliver to the Agent (with sufficient copies for the Agent to distribute such copies to the Participants) and Lessor, at Lessee's sole expense:

                  (i)      As soon as available and in any event within fifty
         (50) days after the end of each of the first three fiscal quarters of each fiscal year, the consolidated Financial Statements of Lessee and its Subsidiaries for such fiscal quarter, prepared in accordance with GAAP consistently applied, all in reasonable detail;

                  (ii) As soon as available and in any event within one hundred (100) days after the end of each fiscal year, the consolidated Financial Statements of Lessee and its Subsidiaries for such fiscal year, prepared in accordance with GAAP consistently applied, all in reasonable detail, and accompanied by a report thereon of PricewaterhouseCoopers LLP or another firm of independent certified public accountants of recognized national standing, which report shall be unqualified as to scope of audit;

                  (iii) Together with the Financial Statements required pursuant to clauses (i) and (ii) of this Section 18.1(a), a compliance certificate of a Responsible Officer of Lessee (a "Compliance Certificate") which (A) states that such Financial Statements fairly present the financial condition of Lessee and its Subsidiaries as at the last day of the fiscal quarter or fiscal year covered by such Financial Statements and the results of operations of Lessee and its Subsidiaries for such quarter or year and have been prepared in accordance with GAAP consistently applied, subject to normal, year-end audit adjustments in the case of the Financial Statements for any fiscal quarter; and (B) states that no Lease Default or Lease Event of Default has occurred and is continuing, or, if any such Lease Default or Lease Event of Default has occurred and is continuing, a statement as to the nature thereof and what action Lessee proposes to take with respect thereto;

                  (iv) Promptly after the giving, sending or filing thereof, copies of all reports, if any, which Lessee or any of its Subsidiaries sends generally to any class of holders of its respective capital stock or other securities and of all reports or filings, if any, by Lessee or any of its Subsidiaries with the SEC or any national securities exchange;

                  (v) Promptly after Lessee has knowledge or becomes aware thereof, notice of the occurrence or existence of any Lease Default or Lease Event of Default;

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                                                           LSI Logic Corporation
                                                                         Lease A

                  (vi) Prompt written notice of any action, event or occurrence that could reasonably be expected to result in a Material Adverse Effect due to environmental liability under Environmental Laws;

                  (vii) Prompt written notice of all actions, suits and proceedings before any Governmental Authority or arbitrator pending, or to the best of Lessee's knowledge, threatened against or affecting Lessee or any of its Subsidiaries which (A) if adversely determined would involve an aggregate liability of $25,000,000 or more in excess of amounts covered by third-party insurance or (B) otherwise may have a Material Adverse Effect;

                  (viii) Promptly after Lessee has knowledge or becomes aware thereof, (A) notice of the occurrence of any ERISA Event, together with a copy of any notice of such ERISA Event to the PBGC and (B) the details concerning any action taken or proposed to be taken by the IRS, PBGC, Department of Labor or other Person with respect thereto;

                  (ix) Promptly upon the commencement or increase of contributions to, the adoption of, or an amendment to, a Plan by Lessee or an ERISA Affiliate, if such commencement or increase of contributions, adoption, or amendment could reasonably be expected to result in a net increase in unfunded liability to Lessee or an ERISA Affiliate in excess of $10,000,000, a calculation of the net increase in unfunded liability;

                  (x) Promptly after filing or receipt thereof by Lessee or any ERISA Affiliate, copies of the following:

                           (A) Any notice received from the PBGC of intent to terminate or have a trustee appointed to administer any Pension Plan;

                           (B) Any notice received from the sponsor of a Multiemployer Plan concerning the imposition, delinquent payment, or amount of withdrawal liability;

                           (C) Any demand by the PBGC under Subtitle D of Title IV of ERISA; and

                           (D) Any notice received from the IRS regarding the disqualification of a Plan intended to qualify under
                  Section 401(a) of the Code;

                  (xi) Within forty-five (45) days of the date thereof, or, if earlier, on the date of delivery of any Financial Statements pursuant to clause (i) or (ii) of this Section 18.1(a), notice of any change in accounting policies or financial reporting practices by Lessee or any of the Significant Subsidiaries that is expected to affect (or has affected) materially under GAAP the consolidated financial condition of Lessee and its Subsidiaries;

                                                           LSI Logic Corporation
                                                                         Lease A

                  (xii) Promptly after the occurrence thereof, notice of any labor controversy resulting in or threatening to result in any strike, work stoppage, boycott, shutdown or other material labor disruption against or involving Lessee or any of its Subsidiaries which could result in an Material Adverse Effect;

                  (xiii) Upon request from time to time of Agent or Lessor, the Swap Termination Values, together with a description of the method by which such values were determined, relating to any then-outstanding Rate Contracts to which Lessee or any of its Subsidiaries is a party;

                  (xiv) Prompt written notice of any change in Lessee's fiscal year;

                  (xv) Prompt written notice of any Person or Subsidiary not identified on Schedule 17.1(l) that becomes a Significant Subsidiary after the Delivery Date;

                  (xvi)    Prompt written notice of a Material Adverse Effect;
         and

                  (xvii) Such other information respecting the operations, properties, business or condition (financial or otherwise) of Lessee or the Significant Subsidiaries as Agent or Lessor may from time to time reasonably request.

         Each notice pursuant to clauses (vi)-(xvii) of this Section 18.1(a) shall be accompanied by a written statement by a Responsible Officer of Lessee setting forth details of the occurrence referred to therein, and stating what action Lessee proposes to take with respect thereto.

         (b) Preservation of Corporate Existence, Etc. Lessee shall and shall cause each of its Significant Subsidiaries to:

                  (i) Preserve and maintain in full force and effect its corporate existence and good standing under the laws of its state or jurisdiction of incorporation or formation, except (A) in connection with transactions permitted by Section 18.2 and (B) in the case of any Significant Subsidiary, to the extent that failure to obtain or maintain the foregoing would not reasonably be expected to have a Material Adverse Effect;

                  (ii) Preserve and maintain in full force and effect all governmental rights, privileges, qualifications, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that the failure to obtain or maintain the foregoing would not reasonably be expected to have a Material Adverse Effect;

                  (iii) Use reasonable efforts, in the ordinary course of business, to preserve its business organization and goodwill, except in the case of any Significant Subsidiary to the extent that the failure to obtain or maintain the foregoing would not reasonably be expected to have a Material Adverse Effect; and

                                                           LSI Logic Corporation
                                                                         Lease A

                  (iv) Preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect.

         (c) Payment of Taxes, Etc. Lessee will, and will cause each of its Significant Subsidiaries to, pay and discharge all material taxes, fees, assessments, levies and other Governmental Charges imposed upon it or upon its properties or assets prior to the date on which penalties attach thereto, and all lawful and material claims for labor, materials and supplies which, if unpaid, might become an Encumbrance (other than a Permitted Encumbrance) upon any properties or assets of Lessee or any of its Significant Subsidiaries, except to the extent such taxes, fees, assessments, levies or other Governmental Charges, or such claims, are being contested in good faith by appropriate proceedings and are adequately reserved against in accordance with GAAP.

         (d) Licenses. Lessee will, and will cause each of its Significant Subsidiaries to, obtain and maintain all licenses, authorizations, consents, filings, exemptions, registrations and other governmental approvals necessary in connection with the execution, delivery and performance of the Operative Documents, the consummation of the transactions therein contemplated or the operation and conduct of its business and ownership of its properties, except to the extent that the failure to obtain or maintain the foregoing would not reasonably be expected to have a Material Adverse Effect.

         (e)      Maintenance of Property. Except as otherwise permitted under
Section 18.2(c) or 18.2(d), Lessee shall, and shall cause each of its Subsidiaries to, maintain and preserve all its property which is used in its business in good working order and condition in all material respects, ordinary wear and tear excepted.

         (f) Insurance. In addition to the insurance requirements set forth in this Lease with respect to the Equipment, Lessee shall maintain, and shall cause each of its Significant Subsidiaries to maintain, with financially sound and reputable independent insurers, insurance with respect to its properties and business against losses and damages of the kinds and in amounts which are deemed prudent by Lessee in its reasonable business judgment and within the general parameters customary among similarly situated businesses in the industry.

         (g) Compliance with Laws. Lessee shall comply, and shall cause each of its Significant Subsidiaries to comply, in all material respects with the requirements of all Environmental Laws and all other Governmental Rules applicable to it or its business.

         (h) Compliance with ERISA. (i) Lessee shall, and shall cause each of its ERISA Affiliates to: (A) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law; (B) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification; and (C) make all required contributions to any Plan subject to Section 412 of the Code.

                                                           LSI Logic Corporation
                                                                         Lease A

         (ii)     Neither Lessee nor any of its Significant Subsidiaries shall
(A) engage in any transaction prohibited by any Governmental Rule applicable to any Foreign Plan, (B) fail to make full payment when due of all amounts due as contributions to any Foreign Plan or (C) otherwise fail to comply with the requirements of any Governmental Rule applicable to any Foreign Plan, where singly or cumulatively, the above would be reasonably likely to have a Material Adverse Effect.

         (i) Inspection of Property and Books and Records. Lessee shall maintain and shall cause each of its Significant Subsidiaries to maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of Lessee or such Significant Subsidiary. Lessee shall permit, and shall cause each of its Significant Subsidiaries to permit, representatives and independent contractors of Agent or Lessor to visit and inspect any of their respective properties, to examine their respective corporate, financial and operating records, and make copies thereof or abstracts therefrom, to discuss their respective affairs, finances and accounts with their respective directors, officers, and independent public accountants all at the expense of Lessee and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to Lessee; provided, however, that (i) unless a Lease Event of Default shall have occurred and be continuing or following exercise of the Sale Option, (A) Lessee shall be responsible under this Section 18.1(i) for the costs and expenses of Agent and Lessor only, and (B) all inspections, visits, examinations and other actions permitted or authorized hereunder shall be coordinated only through Lessee, and (ii) when a Lease Event of Default exists or following exercise of the Sale Option, Agent and Lessor may make any visit, inspection or examination or take any other action authorized hereunder at the expense of Lessee at any time during normal business hours, without advance notice and without being subject to any of the other restrictions described in clause (i) above.

         (j) Cash Collateral. Lessee shall maintain at all times Cash Collateral in each of the Cash Collateral Accounts with a value equal to or greater than the Required Cash Collateral Amount for each such Cash Collateral Account.

         (k) Further Assurances and Additional Acts. Lessee will execute, acknowledge, deliver, file, notarize and register at its own expense all such further agreements, instruments, certificates, documents and assurances and perform such acts as Agent or Lessor reasonably shall deem necessary or appropriate (i) in order to establish, preserve, protect and perfect the Lien of Lessor in the Items of Equipment, the Cash Collateral and the other Lessee Collateral (including, without limitation, the preparation and filing of any and all Uniform Commercial Code financing statements (including precautionary financing statements) and all other filings or registrations which the Agent or Lessor may from time to time reasonably request to be filed or effected) and
(ii) effectuate the purposes of the Operative Documents, and promptly provide Agent or Lessor with evidence of the foregoing satisfactory in form and substance to Agent or Lessor, as applicable.

                                                           LSI Logic Corporation
                                                                         Lease A

         Section 18.2. Negative Covenants. During the Lease Term, Lessee shall comply, and shall cause compliance, with the following negative covenants:

         (a) Encumbrances. Lessee will not, and will not permit any of its Significant Subsidiaries to, create, incur, assume or suffer to exist any Encumbrances upon or with respect to any of their properties, revenues or assets (other than the Equipment which the Lessee is obligated to keep free of Liens in accordance with Section 8.6 of this Lease), whether now owned or hereafter acquired, other than (i) Permitted Encumbrances and (ii) other Encumbrances that, in the aggregate at any time, secure obligations in an amount not in excess of ten percent (10%) of Consolidated Total Assets determined as of the last day of the immediately preceding fiscal quarter (or fiscal year, as the case may be).

         (b) Change in Nature of Business. Lessee will not, and will not permit any of its Significant Subsidiaries to, engage in any material line of business other than the electronics business and other businesses incidental or reasonably related thereto.

         (c) Restrictions on Fundamental Changes. Lessee will not, and will not permit any of its Significant Subsidiaries to, merge with or consolidate into, or acquire all or substantially all of the assets of, any Person, or sell, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets, except that:

                  (i) Any of Lessee's Significant Subsidiaries may merge with, consolidate into or transfer all or substantially all of its assets to another of Lessee's Significant Subsidiaries or to Lessee and in connection therewith such Significant Subsidiary (other than Lessee) may be liquidated or dissolved; provided that (A) if the transaction involves Lessee, Lessee shall be the surviving Person, and (B) if any transaction shall be between a non-wholly owned Significant Subsidiary and a wholly owned Significant Subsidiary, the wholly owned Significant Subsidiary shall be the continuing or surviving Person; and, provided further, that no Material Adverse Effect or Lease Default or Lease Event of Default exists or shall result therefrom;

                  (ii) Lessee or any of its Significant Subsidiaries may sell or dispose of assets in accordance with the provisions of Section 18.2(d);

                  (iii) Lessee or any of its Significant Subsidiaries may make any investment or Acquisition permitted by Section 18.2(e);

                  (iv) Lessee may merge with or consolidate into any other Person, provided that (A) Lessee is the surviving Person, and (B) no such merger or consolidation shall be made while there exists a Lease Default or Lease Event of Default or if a Lease Default or Lease Event of Default or Material Adverse Effect would occur as a result thereof.

                  (v) Lessee may merge with or consolidate into any other Person in connection with a hostile takeover of Lessee by such Person that occurs without the consent of Lessee.

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                                                           LSI Logic Corporation
                                                                         Lease A

         (d) Sales of Assets. Lessee will not, and will not permit any of its Significant Subsidiaries to, convey, sell, lease, transfer, or otherwise dispose of, or part with control of (whether in one transaction or a series of transactions) any assets (including any shares of stock in any Subsidiary or other Person), except:

                  (i) Sales or other dispositions of inventory in the ordinary course of business;

                  (ii) Sales or other dispositions of assets in the ordinary course of business which have become worn out or obsolete or which are promptly being replaced;

                  (iii) Sales of accounts receivable to financial institutions not affiliated with Lessee; provided that (A) the discount rate shall not at any time exceed ten percent (10%), (B) the amount of all accounts receivable permitted to be sold in any fiscal quarter shall not exceed twenty percent (20%) of the consolidated accounts receivable of Lessee and its Subsidiaries, determined as of the last day of the immediately preceding fiscal quarter (or fiscal year, as the case may be) and (C) the sole consideration received for such sales shall be cash;

                  (iv) Except as provided in clause (vi) below, sales or other dispositions of assets outside the ordinary course of business which do not constitute Substantial Assets (as defined below);

                  (v) Sales or other dispositions of Lessee Permitted Investments; and

                  (vi)     Sale of all of the stock or assets of Storage
         Systems, Inc.

provided, however, that the foregoing exceptions shall not be construed to permit any sales, leases, transfers or other disposals of any of the Equipment, except as expressly permitted by this Lease. For purposes of clause (iv) above, a sale, lease, transfer or other disposition of assets shall be deemed to be of "Substantial Assets" if such assets, when added to all other assets conveyed, sold, leased, transferred or otherwise disposed of by Lessee and its Subsidiaries in any period of four consecutive fiscal quarters (other than assets sold in the ordinary course of business or pursuant to clause (iii) above), shall exceed ten percent (10%) of Consolidated Total Assets as determined as of the last day of the fiscal quarter of Lessee immediately preceding the date of determination.

         (e) Loans and Investments. Lessee will not, and will not permit any of its Significant Subsidiaries to, extend any credit to, guarantee the obligations of or make any additional investments in or acquire any interest in, any Person, other than in connection with:

                  (i) Extensions of credit in the nature of accounts receivable or notes receivable arising from the sales of goods or services in the ordinary course of business;

                  (ii)     Lessee Permitted Investments;

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

                                                           LSI Logic Corporation
                                                                         Lease A

                  (iii) Additional purchases of or investments in the stock of, or guarantees of the obligations of, Subsidiaries;

                  (iv) Employee loans and guarantees in accordance with Lessee's usual and customary practices with respect thereto;

                  (v)      Any Acquisition; or

                  (vi) Additional investments not exceeding, in the aggregate with all such investments, $300,000,000 during the period from the Delivery Date through the Lease Expiration Date;

provided that in the case of an Acquisition referred to in clause (v) above or an investment referred to in clause (vi) above, no such Acquisition or investment shall be made while there exists a Lease Default or Lease Event of Default or if a Lease Default, Lease Event of Default or Material Adverse Effect would occur as a result thereof.

         (f) Distributions. Lessee will not declare or pay any dividends in respect of its capital stock, or purchase, redeem, retire or otherwise acquire for value any of its capital stock now or hereafter outstanding, return any capital to its shareholders as such, or make any distribution of assets to its shareholders as such, or permit any of its Subsidiaries to purchase, redeem, retire, or otherwise acquire for value any stock of Lessee, except that Lessee may:

                  (i) Declare and deliver dividends and distributions payable only in common stock of Lessee;

                  (ii) Purchase shares of its capital stock from time to time in connection with the issuance of shares under Lessee's employee stock option plans;

                  (iii) Purchase, redeem, retire, or otherwise acquire shares of its capital stock with the proceeds received from a substantially concurrent issue of new shares of its capital stock; and

                  (iv) In addition to the dividends, purchases, redemptions, retirements and other acquisitions permitted by the foregoing clauses
         (i) through (iii) above, declare and deliver dividends and distributions, and purchase, redeem, retire, or otherwise acquire shares of its capital stock, in an aggregate amount not exceeding $100,000,000 in any period of four consecutive fiscal quarters.

         (g) Transactions with Related Parties. Lessee will not, and will not permit any of its Significant Subsidiaries to, enter into any transaction, including the purchase, sale or exchange of property or the rendering of any services, with any Affiliate, any officer or director thereof or any Person which beneficially owns or holds twenty percent (20%) or more of the equity securities, or twenty percent (20%) or more of the equity interest, thereof (a "Related Party"), or enter into, assume or suffer to exist, or permit any Significant Subsidiary to enter into, assume or

                                                           LSI Logic Corporation
                                                                         Lease A

suffer to exist, any employment or consulting contract with any Related Party, except (i) a transaction or contract which is in the ordinary course of Lessee's or such Significant Subsidiary's business, including a transaction in the ordinary course of business between or among Lessee and one or more of its Subsidiaries and (ii) any other transaction which is upon fair and reasonable terms not less favorable to Lessee or such Significant Subsidiary than it would obtain in a comparable arm's length transaction with a Person not a Related Party. For purposes of this Section 18.2(g), the sale, transfer or disposition of more than thirty percent (30%) of its assets (in any transaction or a series of related transactions) by Lessee or any of its Significant Subsidiaries shall be deemed to be outside the ordinary course of business.

         (h) Accounting Changes. Lessee will not, and will not permit any of its Significant Subsidiaries to, make any significant change in accounting treatment or reporting practices, except as required or permitted by GAAP (or, in the case of any such Significant Subsidiary domiciled in a jurisdiction other than the United States, in accordance with generally accepted accounting principles and practices in such jurisdiction).

         Section 18.3. Financial and Other Covenants. During the Lease Term, Lessee shall comply, and shall cause compliance, with the following financial covenants:

         (a) Liquidity Covenant. Lessee shall not, nor shall it permit any of its Subsidiaries to, permit Unrestricted Cash Reserves at any time to be less than the higher of (A) the sum of $100,000,000, plus the principal amount outstanding under the 4.00% Convertible Subordinated Notes due February 15, 2005 issued by Lessee pursuant to the Subordinated Indenture, dated as of February 15, 2000 between Lessee and State Street Bank and Trust Company of California, N.A., as Trustee, as in effect on the Delivery Date and (B) $350,000,000.

         (b) Cash Collateral. (i) With respect to each Cash Collateral Account, on each Payment Date, Lessee shall furnish or cause to be furnished to Agent a certificate for such Cash Collateral Account, in form reasonably satisfactory to Agent, certifying as to (A) the value of the Cash Collateral held in such Cash Collateral Account (with a reasonably detailed calculation thereof) and (B) the amount of such Cash Collateral that is Securities Intermediary Issued Cash Collateral and the amount of such Cash Collateral that is Non-Securities Intermediary Issued Cash Collateral and (C) the Required Cash Collateral Amount for such Cash Collateral Account. Each Securities Intermediary and Agent shall provide Lessee with the information necessary for Lessee to prepare such certificate and shall assist Lessee in the calculations required thereby. Agent shall promptly deliver such certificate to the applicable Participant or, if such certificate relates to the Bank of America Cash Collateral Account, to Lessor.

         (ii) If on any date that a certificate is furnished in accordance with Section 18.3(b)(i), the value of the Cash Collateral in any Cash Collateral Account shall be less than the Required Cash Collateral Amount for such Cash Collateral Account or any Cash Collateral in excess of $40,000,000 in face amount in any Cash Collateral Account is Securities Intermediary Issued Cash Collateral, then Lessee shall pledge to the Lessor by depositing into such Cash Collateral Account, additional Cash Collateral and/or additional Non-Securities Intermediary Issued Cash Collateral, as applicable, in an amount such that the Cash Collateral in such Cash Collateral

                                                           LSI Logic Corporation
                                                                         Lease A

Account is equal to or greater than the Required Cash Collateral Amount for such Cash Collateral Account. If, on such date, pursuant to the certificate, Lessee has certified that the value of the Cash Collateral in any Cash Collateral Account is greater than the Required Cash Collateral Amount for such Cash Collateral Account and provided that (i) no Lease Default or Lease Event of Default shall have occurred and be continuing and (ii) the applicable Participant shall have received notice of the amount of Surplus Collateral (as defined below) to be withdrawn prior to such withdrawal, then, the applicable Participant shall be deemed to have directed the Lessor to direct the applicable Securities Intermediary (or, if and only if, the Surplus Collateral is in the Bank of America Cash Collateral Account and Bank of America is the ultimate beneficiary of such Cash Collateral Account, the Lessor shall be deemed to have directed the Bank of America Securities Intermediary) to promptly release such excess amount to Lessee in an amount such that, after giving effect to such release and the payment by Lessee of any applicable breakage costs or other early termination costs and penalties arising as a result thereof, the value of the Cash Collateral remaining in such Cash Collateral Account held by the applicable Securities Intermediary for the ultimate benefit of the applicable Participant shall equal or exceed the Required Cash Collateral Amount for such Cash Collateral Account (for the purposes of this subparagraph (ii), such released Cash Collateral, "Surplus Collateral"). In such event, Lessee's certificate shall be deemed to be a representation by Lessee to the applicable Securities Intermediary, Agent and the applicable Participant or its assignee, as the case may be, with respect to Cash Collateral held for the ultimate benefit of such Participant or its assignee, as the case may be, (or Lessor, with respect to Cash Collateral held for the ultimate benefit of Lessor) that no Lease Default or Lease Event of Default exists or would result from such release. By 5:00 P.M., San Francisco, California time, on the third Business Day after the date on which Lessee provided the certificate to Agent, unless the applicable Participant, or its assignee, as the case may be, with respect to Cash Collateral held for the ultimate benefit of such Participant or its assignee, as the case may be, (or Lessor, with respect to Cash Collateral held for the ultimate benefit of Lessor), reasonably objects in writing provided to Agent and Lessee to the assertion that the applicable Cash Collateral Account contains Surplus Proceeds, or to the amount of such Surplus Proceeds, the applicable Securities Intermediary shall release such Surplus Collateral to the Lessee; provided, that no release of Surplus Collateral shall in any way affect the obligations of the Lessee pursuant to Section 18.3(b)(i); provided further, that if the applicable Participant or its assignee, as the case may be, or Lessor, with respect to Cash Collateral held for the ultimate benefit of Lessor has reasonably objected to the assertion that the applicable Cash Collateral Account contains Surplus Proceeds, or to the amount of such Surplus Proceeds, then the Securities Intermediary shall not release any Cash Collateral until the Lessee and the applicable Participant or its assignee or the Lessor with respect to Cash Collateral held for the ultimate benefit of Lessor have resolved such discrepancy to the reasonable satisfaction of Lessee and such Participant or its assignee, or Lessor, as the case may be.

         (iii) In the event Fleet National Bank validly assigns all or any part of its interest in the Series B Lease Balance to an Eligible Assignee (the "Fleet Assignee") in accordance with Section 4.3 of the Lessor Participation Agreement, then immediately prior to giving effect to such assignment, Fleet National Bank shall be deemed to have directed the Lessor to direct the Fleet Securities Intermediary to promptly release from the Fleet Series B Cash Collateral

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                                                           LSI Logic Corporation
                                                                         Lease A

Account an amount equal to 60% of Required Fleet Series B Cash Collateral Amount held in such Fleet Series B Cash Collateral Account.

         (c) Letters of Credit. If the credit rating of a Qualified L/C Issuer by S&P is reduced below (i) AA with respect to a Qualified L/C Issuer other than Wachovia Bank or Fleet National Bank or (ii) A+ with respect to Wachovia Bank or Fleet National Bank, then Lessee shall, no later than 15 Business Days after such downgrade, cause a replacement irrevocable letter of credit to be issued for the benefit of Lessor in an amount equal to the amount of the replaced Letter of Credit immediately prior to such replacement by a financial institution (x) with a credit rating of at least AA by S&P and (y) otherwise meeting the requirements set forth in clause (i) and clause (A) of the proviso, in each case contained in the definition of "Qualified L/C Issuer". In the event that Lessee fails to cause a replacement irrevocable letter of credit to be issued in the manner and within the 15 Business Day time period set forth above, Lessor shall have the right to immediately draw, in whole or in part, on the Letter of Credit issued by the downgraded Qualified L/C Issuer. In the event that Lessor has drawn on the Letter of Credit pursuant to the preceding sentence and thereafter Lessee causes a replacement Letter of Credit to be issued in form and substance satisfactory to Lessor, and provided no Lease Default or Lease Event of Default exists or would occur as a result thereof, Lessor shall pay over to Lessee an amount equal to the amount drawn by Lessor on the replaced Letter of Credit. Upon the issuance of a replacement Letter of Credit to the Lessor as contemplated in this Section 18.3(c), the Lessor shall surrender the original Letter of Credit to the Qualified L/C Issuer that originally issued the replaced Letter of Credit. The replacement Letter of Credit shall be in form and substance satisfactory to the Lessor and shall otherwise comply with the terms of Section 2.7.

         Section 18.4. General Covenants. Lessee covenants and agrees with Lessor and Agent that, during the Lease Term, Lessee shall comply with the following provisions of this Section 18.4:

                  (a) Further Assurances. Lessee will cause to be promptly and duly taken, executed, acknowledged and delivered all such further acts, documents and assurances as Agent or Lessor reasonably may request from time to time in order to carry out more effectively the intent and purposes of this Lease and the other Operative Documents and the Overall Transaction. Lessee, at its own expense, will cause all financing statements (including precautionary financing statements), security agreements and other documents, to be recorded or filed at such places and times in such manner, and will take all such other actions or cause such actions to be taken, as may be necessary or as may be reasonably requested by Agent or Lessor in order to establish, preserve, protect and perfect the title of Lessor in the Items of Equipment, the Lien of Lessor in the Lessee Collateral and Lessor's and Agent's rights under this Lease and the other Operative Documents.

                  (b)      [Reserved].

                  (c) Securities. Lessee shall not, nor shall it permit anyone authorized to act on its behalf to, take any action which would subject any interest in any Item of

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                                                           LSI Logic Corporation
                                                                         Lease A

         Equipment or the Lease, or in any security or lease the offering of which, for purposes of the Securities Act or any state securities laws, would be deemed to be part of the same offering as the offering of the aforementioned items, to the registration requirements of Section 5 of the Securities Act or any state securities laws.

                  (d) Rates. With respect to each determination of Accrual Rent under the Lease, Lessee agrees to be bound by Section 2.9 hereof and the applicable definition in Article I hereof.

         Section 18.5. Covenants of Agent. Agent, in its individual capacity, covenants with each of the other parties hereto as follows, it being understood that the sole remedies for the breach of these covenants shall be to sue for damages or for specific performance and that any such breach shall not modify or terminate Lessee's obligations under Article VII:

                  (a) so long as this Lease remains in effect or so long as the obligations of Lessee arising hereunder have not been fully and finally discharged, Agent, in its individual capacity, (i) will keep this Lease and the Items of Equipment free and clear of all Lessor Liens attributable to Agent and shall indemnify, reimburse and hold Lessor and Lessee harmless from any and all claims, losses, damages, obligations, penalties, liabilities, demands, suits, or causes of action and all legal proceedings, and any costs or expenses in connection therewith, including reasonable legal fees and expenses, of whatever kind and nature, imposed on, incurred by or asserted against Lessor or Lessee in any way relating to, or arising in any manner out of, Agent's failure to comply with this Section 18.5(a) and (ii) will not, provided that no Lease Default or Lease Event of Default exists, through its own actions, interfere with Lessee's (or any permitted sublessee's or assignee's) rights hereunder with respect to the Items of Equipment during the term of this Lease, except as permitted or required by the terms of this Lease; and

                  (b) Agent shall apply funds held by it in its capacity as agent hereunder as required by this Lease.

         Section 18.6. Covenants of Lessor. Lessor covenants with each of the other parties hereto as follows, it being understood that the sole remedies for the breach of these covenants shall be to sue for damages or for specific performance and that any such breach shall not modify or terminate Lessee's obligations under Article VIII:

                  (a) provided that no Lease Default or Lease Event of Default exists, it will not, through its own actions, interfere with Lessee's (or any permitted sublessee's or assignee's) rights hereunder with respect to the Items of Equipment during the Lease Term;

                  (b) it will keep the Items of Equipment free and clear from all Lessor Liens attributable to it; provided that it may contest any such Lessor Lien pursuant to a Permitted Contest.

                                                           LSI Logic Corporation
                                                                         Lease A

                                   ARTICLE XIX

                         ASSIGNMENTS AND PARTICIPATIONS

         Section 19.1. Lessor Assignments.

         (a)      Assignments. (i) Subject to Section 19.1(a)(ii) hereof and
Section 5.2(b) of the Lessor Participation Agreement, Lessor may, without the consent of Lessee, assign or transfer all or any part of its rights, obligations and interest in, to and under this Lease, the other Operative Documents, the Items of Equipment and any other Lessee Collateral at any time (including prior to the Delivery Date) to an Eligible Assignee; provided, that (A) such assignment shall comply with this Article XIX, (B) such assignment shall be evidenced by an Assignment Agreement, a copy of which shall be furnished to the Agent and Lessee, (C) except in the case of an assignment to an Affiliate of Lessor or of all of the Lessor's rights, obligations and interest in the Operative Documents and the Lessee Collateral, the amount of the assignment permitted hereunder shall not be less than $5,000,000, (D) each assignment or transfer shall comply with all applicable securities laws, (E) the Lessor shall give notice of such assignment and the name of the assignee to Lessee and Agent; provided, further, that no such assignment shall be made if (1) in the reasonable opinion of Lessee, such assignment would cause Lessee to be required to cease reporting this Lease as an operating lease in Lessee's financial statements and (2) Lessee provides Agent written notice of such determination within five (5) days of Lessee's receipt of the notice described in clause (E) above. If Lessee has objected to a proposed assignee for the reason set forth in clause (1) above, Lessor may re-submit notice of such proposed assignee to Lessee at a later date and the reasonableness of Lessee's opinion in clause (1) shall be determined as of such later date. So long as no Lease Default or Lease Event of Default has occurred and is continuing, in the event Lessee objects in writing to the proposed assignee for any reason other than as set forth in clause (1) above within five (5) Business Days of receipt of the notice described in clause (E) above, Lessee shall have sixty (60) days from the date of receipt by Lessee of such notice to find a replacement assignee which shall be an Eligible Assignee and if no such replacement assignee is found within such sixty (60) day period, the Lessor may assign all or any part of its rights, obligations and interest in, to and under this Lease, the other Operative Documents, the Items of Equipment and any other Lessee Collateral as contemplated above to such assignee identified in such notice delivered to Lessee.

         (ii) Notwithstanding anything to the contrary in Section 19.1(a), so long as Bank of America, National Association, is the Lessor hereunder, Bank of America National Association, may, at any time, without the consent of Lessee, Agent or any other Person, assign or transfer all of its interests, rights and obligations in this Lease, the other Operative Documents, the Items of Equipment, any other Lessee Collateral and the Letter of Credit to another financial institution, including, without limitation, its right, title, interests and obligations as Lessor under the Lease and the other Operative Documents and as Seller under the Lessor Participation Agreement and its right, title and interest with respect to the Series C Lease Balance and the Series A Lease Balance; provided, that no such assignment shall be made if (A) in the reasonable opinion of Lessee, such assignment would cause Lessee to be required to cease reporting this Lease as an operating lease in Lessee's financial statements and (B) Lessee provides Agent written notice of

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                                                           LSI Logic Corporation
                                                                         Lease A

such determination within five (5) days of Lessee's receipt of notice of Bank of America, National Association's intention to make an assignment pursuant hereto.

         (iii) Lessee hereby agrees that notwithstanding anything contained in the Operative Documents to the contrary, Lessor may, without the consent of Lessee, borrow on a non-recourse basis from any financial institution and assign to such financial institution as security for such borrowing, all of Lessor's right, title and interest with respect to the Series A Accrual Rent, Series A Capital Rent and Series A Lease Balance retained by Lessor and the Operative Documents relating thereto and the Cash Collateral held by Lessor as Securities Intermediary and such financial institution shall be entitled to (A) receive such Series A Accrual Rent, Series A Capital Rent and Series A Lease Balance,
(B) act as Securities Intermediary with respect to such Cash Collateral and (C) exercise such rights and powers under the Operative Documents with respect to such Series A Accrual Rent, Series A Capital Rent and Series A Lease Balance assigned to such financial institution to the same extent as if such financial institution was a "Buyer" under the Lessor Participation Agreement. Lessee hereby agrees to execute all such documents, instruments and amendments as Lessor or such financial institution may reasonably request in connection with such non-recourse borrowing and assignment. Lessee also agrees that Lessor may assign any or all of its right, title, interest and obligations under such non-recourse borrowing to any person without the consent of Lessee.

         (b) Required Deliveries. Lessee and Agent may continue to deal solely and directly with the assignor Lessor in connection with any interest so assigned until (i) notice of such assignment shall have been given to Lessee and Agent by Lessor or its assignee; and (ii) the assignor and assignee shall have executed and delivered to Agent and Lessee an instrument of assignment in the form attached hereto as Exhibit G. When Agent and Lessee have received the items listed in clauses (i) and (ii) of the preceding sentence, subject to subparagraph (a) above, the assignee shall be a party hereto and the other Operative Documents to which the assignor was (or in the case of a partial assignment, is) a party and, to the extent of the rights and obligations so assigned to it, shall have the rights and obligations of a Lessor hereunder and under such other Operative Documents, and the assignor shall relinquish its rights and be released from its obligations hereunder and under such other Operative Documents. The Agent shall maintain a copy of each instrument of assignment delivered to it.

         Section 19.2. Lessor Participations. Lessor may at any time sell to one or more Persons (each such Person, together with any "Buyer" under the Lessor Participation Agreement and their respective permitted successors and assigns being herein called a "Participant") participating interests in all or a portion of its rights and obligations under this Lease, the other Operative Documents, the Items of Equipment and other Lessee Collateral (including all or any portion of the Rent owing to it); provided, however, that Lessor shall in no event sell a participating interest under this Section 19.2 if the result of such sale of a participating interest would result in the Lessor holding non-participated interests in an amount equal to or less than 5% of the then outstanding Lease Balance; provided, further, that:

                  (a) no participation contemplated in this Section 19.2 shall relieve Lessor from its obligations hereunder or under any other Operative Document;

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                                                           LSI Logic Corporation
                                                                         Lease A

                  (b) Lessor shall remain solely responsible for the performance of its obligations;

                  (c) Lessee shall continue to deal solely and directly with Lessor in connection with Lessor's rights and obligations under this Lease and the other Operative Documents and, subject to the rights of the Participants under the Lessor Participation Agreement, Lessor shall have the sole right to enforce its rights under the Operative Documents; and

                  (d) no Participant (other than the Participants party to the Lessor Participation Agreement) shall be entitled to any reimbursement or indemnification for any Taxes, funding losses, additional costs, capital costs or reserve requirements pursuant to
         Section 11.4 or 11.5 in excess of a proportionate amount which would have been payable to Lessor or to an original Participant from whom such Person directly or indirectly acquired its participation.

                                   ARTICLE XX

                                      AGENT

         Section 20.1 Appointment of Agent; Powers and Authorization to Take Certain Actions. (a) Lessor irrevocably appoints and authorizes Wells Fargo Bank Northwest, National Association to act as its agent hereunder, with such powers as are specifically delegated to Agent by the terms hereof, together with such other powers as are reasonably incidental thereto. Lessor authorizes and directs Agent to, and Agent agrees for the benefit of Lessor, that, on the Delivery Date it will accept the documents described in Section 3.1 of this Lease. Agent accepts the agency hereby created applicable to it and agrees to receive all payments and proceeds pursuant to the Operative Documents and to disburse such payments or proceeds in accordance with the Operative Documents. Agent shall have no duties or responsibilities except those expressly set forth in this Lease and the other Operative Documents. Agent shall not be responsible to Lessor (or to any other Person) (i) for any recitals, statements, representations or warranties of any party contained in this Lease or any other Operative Documents, or in any certificate or other document referred to or provided for in, or received by any of them under, this Lease or the other Operative Documents, other than the representations and warranties made by Agent in Section 17.3, or (ii) for the value, validity, effectiveness, genuineness, enforceability or sufficiency of the title to the Items of Equipment (subject to Agent's obligations under Section 18.5) or any other document referred to or provided for herein or (iii) for any failure by Lessee, Lessor or any other party (other than Agent) to perform any of its obligations under the Operative Documents. Agent may employ agents, trustees or attorneys-in-fact, may vest any of them with any property, title, right or power deemed necessary for the purposes of such appointment and shall not be responsible for the negligence or misconduct of any of them selected by Agent with reasonable care. Neither Agent nor any of its directors, officers, employees or agents shall be liable or responsible for any action taken or omitted to be taken by it or them hereunder, or in connection herewith, except for its or their own gross negligence or willful misconduct.

                                                           LSI Logic Corporation
                                                                         Lease A

         (b) Agent shall not have any duty or obligation to manage, control, use, operate, store, lease, sell, dispose of or otherwise deal with the Items of Equipment or the other Lessee Collateral, or to otherwise take or refrain from taking any action under, or in connection with, this Lease or any related document to which Agent is a party, except as expressly provided by the terms of the Operative Documents, and no implied duties of any kind shall be read into the Operative Documents against Agent. The permissive right of Agent to take actions enumerated in this Lease or any other Operative Document shall never be construed as a duty, unless Agent is instructed or directed to exercise, perform or enforce one or more rights by Lessor (provided that Agent has received indemnification reasonably satisfactory to it). Subject to Section 20.1(c) below, no provision of the Operative Documents shall require Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its obligations under the Operative Documents, or in the exercise of any of its rights or powers thereunder. It is understood and agreed that the duties of Agent are ministerial in nature.

         (c) Except as specifically provided herein, Agent is acting hereunder solely as agent and, except as specifically provided herein, is not responsible to any party hereto in its individual capacity, except with respect to any claim arising from Agent's gross negligence or willful misconduct, any breach of a representation or covenant made in its individual capacity or, in the case of Agent's handling of funds, failure to act with the same care as Agent uses in handling its own funds.

         (d) Agent may accept deposits from, lend money to and otherwise deal with Lessee or any of its Affiliates with the same rights as it would have if it were not the named Agent hereunder.

         Section 20.2. Reliance. Agent may rely upon, and shall not be bound or obligated to make any investigation into the facts or matters stated in, any certificate, notice or other communication (including any communication by telephone, telecopy, telex, telegram or cable) reasonably believed by it to be genuine and correct and to have been made, signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by Agent with due care (including any expert selected by Agent to aid Agent in any calculations required in connection with its duties under the Operative Documents).

         Section 20.3. Action upon Instructions Generally. Subject to Sections
20.4 and 20.6, upon written instructions of Lessor, Agent shall, on behalf of Lessor, give such notice or direction, exercise such right, remedy or power hereunder or in respect of the Items of Equipment and the other Lessee Collateral, and give such consent or enter into such amendment to any document to which it is a party as Agent as may be specified in such instructions. Agent shall deliver to Lessor a copy of each notice, report and certificate received by Agent pursuant to the Operative Documents. Agent shall have no obligation to investigate or determine whether there has been a Lease Event of Default or a Lease Default. Agent shall not be deemed to have notice or knowledge of a Lease Event of Default or Lease Default unless a Responsible Officer of Agent is notified in writing of such Lease Event of Default or Lease Default; provided that Agent shall be deemed to have been notified in writing of any failure of Lessee to pay Basic Rent

                                                           LSI Logic Corporation
                                                                         Lease A

in the amounts and at the times set forth in Section 6.1 (a "Payment Default"). If Agent receives notice of a Lease Default or Lease Event of Default, Agent shall give prompt notice thereof, at Lessee's expense, to Lessor. Subject to Sections 20.4, 20.6 and 22.5, Agent shall take action or refrain from taking action with respect to such Lease Default or Lease Event of Default as directed by Lessor; provided that, unless and until Agent receives such directions, Agent may refrain from taking any action, or may act in its discretion, with respect to such Lease Default or Lease Event of Default. Prior to the date the Lease Balance shall have become due and payable by acceleration pursuant to Section 12.2, the Lessor may deliver written instructions to Agent to waive, and Agent shall waive pursuant thereto, any Lease Event of Default and its consequences. As to any matters not expressly provided for by this Lease, Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by Lessor and such instructions of Lessor and any action taken or failure to act pursuant thereto shall be binding on Lessor.

         Section 20.4. Indemnification. Lessor shall reimburse and hold Agent harmless (but only to the extent that any such indemnified amounts have not in fact been paid to Agent by, or on behalf of, Lessee in accordance with Section 11.1) from any and all claims, losses, damages, obligations, penalties, liabilities, demands, suits, judgments, or causes of action, and all legal proceedings, and any reasonable costs or expenses in connection therewith, including allocated charges, costs and expenses of internal counsel of Agent and all other reasonable attorneys' fees and expenses incurred by Agent, in any way relating to or arising in any manner out of (i) any Operative Document, the enforcement hereof or thereof or the consummation of the Overall Transaction, or
(ii) instructions from Lessor (including, without limitation, the costs and expenses that Lessee is obligated to and does not pay hereunder, but excluding normal administrative costs and expenses incident to the performance by Agent of its agency duties hereunder other than materially increased administrative costs and expenses incurred as a result of a Lease Event of Default); provided that Lessor shall not be liable for any of the foregoing to the extent they arise from (a) the gross negligence or willful misconduct of Agent, (b) the inaccuracy of any representation or warranty or breach of any covenant given by Agent in
Section 17.3 or Section 18.5, (c) in the case of Agent's handling of funds, the failure to act with the same care as Agent uses in handling its own funds or (d) any taxes, fees or other charges payable by Agent based on or measured by any fees, commissions or compensation received by it for acting as Agent in connection with the Overall Transaction.

         Section 20.5. Independent Credit Investigation. Lessor, by entering into this Lease and the other Operative Documents, agrees that it has, independently and without reliance on Agent and based on such documents and information as it has deemed appropriate, made its own credit analysis of Lessee and its own decision to enter into this Lease and each of the other Operative Documents to which it is a party and that it will, independently and without reliance upon Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking action under this Lease and any other Operative Documents to which it is a party. Agent shall not be required to keep itself informed as to the performance or observance by Lessee of any other document referred to (directly or indirectly) or provided for herein or to inspect the properties or books of Lessee.

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                                                           LSI Logic Corporation
                                                                         Lease A

         Section 20.6. Refusal to Act. Except for notices and actions expressly required of Agent hereunder and except for the performance of its covenants in
Section 18.5, Agent shall in all cases be fully justified in failing or refusing to act unless (a) it is indemnified to its reasonable satisfaction by Lessor against any and all liability and reasonable expense which may be incurred by it by reason of taking or continuing to take any such action; provided that such indemnity shall not be required to extend to liability or expense arising from any matter described in clauses (a) through (d) of Section 20.4, it being understood that no action taken by Agent in accordance with the instructions of Lessor shall be deemed to constitute any such matter and (b) it is reasonably satisfied that such action is not contrary to any Operative Document or to any Applicable Law and Regulations.

         Section 20.7. Resignation or Removal of Agent; Appointment of Successor. Subject to the appointment and acceptance of a successor Agent as provided below, Agent may resign at any time by giving notice thereof to Lessor and Lessee or may be removed at any time, by written notice from Lessor. Upon any such resignation or removal, Lessor, at the time of the resignation or removal shall have the right to appoint, with the prior written consent of Lessee (so long as no Lease Event of Default is continuing), a successor Agent which shall be a financial institution having a combined capital and surplus of not less than $100,000,000. If, within 30 calendar days after the retiring Agent's giving of notice of resignation or receipt of a written notice of removal, a successor Agent is not so appointed and does not accept such appointment, then the retiring or removed Agent may appoint a successor Agent and transfer to such successor Agent all rights and obligations of the retiring Agent. Such successor Agent shall be a financial institution having combined capital and surplus of not less than $100,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Agent and the retiring or removed Agent shall be discharged from duties and obligations as Agent thereafter arising hereunder and under any related document. If the retiring Agent does not appoint a successor, Lessor shall be entitled to apply to a court of competent jurisdiction for such appointment, and such court may thereupon appoint a successor to act until such time, if any, as a successor shall have been appointed as above provided.

         Section 20.8. Separate Agent. The Lessor may, and if it fails to do so at any time when it is so required, Agent may, for the purpose of meeting any legal requirements of any jurisdiction to which the Items of Equipment or other Lessee Collateral may be subject, appoint one or more individuals or corporations either to act as co-agent jointly with Agent or to act as separate agent of all or any part of the Items of Equipment or other Lessee Collateral, and vest in such individuals or corporations, in such capacity such rights or duties as Agent may consider necessary or desirable. Agent shall not be required to qualify to do business in any jurisdiction where it is not now so qualified. Agent shall execute, acknowledge and deliver all such instruments as may be required by any such co-agent or separate agent more fully confirming such title, rights or duties to such co-agent or separate agent; provided that, so long as no Lease Event of Default or Material Lease Default has occurred and continuing, Lessee's consent is required for the appointment of a co-agent or separate agent pursuant to this Section 20.8. Upon the acceptance in writing of such appointment by any such co-agent or separate agent, it, she or he shall be vested with such interest in the Items of Equipment or the other Lessee Collateral or

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                                                           LSI Logic Corporation
                                                                         Lease A

any part thereof, and with such rights and duties, not inconsistent with the provisions of the Operative Documents, as shall be specified in the instrument of appointment, jointly with Agent (except insofar as local law makes it necessary for any such co-agent or separate agent to act alone), subject to all terms of the Operative Documents. Any co-agent or separate agent, to the fullest extent permitted by legal requirements of the relevant jurisdiction, at any time, by an instrument in writing, shall constitute Agent its attorney-in-fact and agent, with full power and authority to do all acts and things and to exercise all discretion on its behalf and in its name. If any co-agent or separate agent shall die, become incapable of acting, resign or be removed, the interest in the Items of Equipment and the other Lessee Collateral and all rights and duties of such co-agent or separate agent shall, so far as permitted by law, vest in and be exercised by Agent, without the appointment of a successor to such co-agent or separate agent.

         Section 20.9. Termination of Agency. The agency created hereby shall terminate upon the final disposition by Lessor of all of the Items of Equipment and other Lessee Collateral and the final distribution by Agent of all monies or other property or proceeds received pursuant to the Operative Documents in accordance with their terms, provided that at such time Lessee shall have complied fully with all the terms hereof.

         Section 20.10. Compensation of Agency. Lessee shall pay Agent its reasonable fees, costs and expenses for the performance of Agent's obligations hereunder (including the reasonable fees and expenses of its counsel) to the extent provided in the Agent Fee Letter.

         Section 20.11. Limitations. It is expressly understood and agreed by and among the parties hereto that, except as otherwise provided herein or in the other Operative Documents: (a) this Lease and the other Operative Documents to which Agent is a party are executed by Agent, not in its individual capacity (except with respect to the representations and covenants of Agent in Sections
17.3 and 18.5), but solely as Agent under the Operative Documents in the exercise of the power and authority conferred and vested in it as such Agent;
(b) each and all of the undertakings and agreements herein made on the part of Agent are each and every one of them made and intended not as personal undertakings and agreements by Agent, or for the purpose or with the intention of binding Agent personally, but are made and intended for the purpose of binding only the Items of Equipment and the other Lessee Collateral unless expressly provided otherwise; (c) actions to be taken by Agent pursuant to its obligations under the Operative Documents may, in certain circumstances, be taken by Agent only upon specific authority of Lessor; (d) nothing contained in the Operative Documents shall be construed as creating any liability on Agent, individually or personally, or any incorporator or any past, present or future subscriber to the capital stock of, or stockholder, officer or director, employee, Affiliate or agent of, Agent to perform any covenants either express or implied contained herein, all such liability, if any, being expressly waived by the other parties hereto and by any Person claiming by, through or under them; and (e) so far as Agent, individually or personally, is concerned, the other parties hereto and any Person claiming by, through or under them shall look solely to the Items of Equipment, the other Lessee Collateral and Lessee for the performance of any obligation under any of the instruments referred to herein; provided, however, that nothing in this Section 20.11 shall be construed to limit in scope or substance the general corporate liability of Agent in respect of its gross negligence or willful misconduct, negligence in the handling of funds or for

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                                                           LSI Logic Corporation
                                                                         Lease A

those representations, warranties and covenants of Agent in its individual capacity set forth herein or in any of the other Operative Documents.

         Section 20.12. Participants. The terms and provisions of this Section XX are subject to the provisions of the Lessor Participation Agreement.

                                   ARTICLE XXI

                             DISTRIBUTIONS TO LESSOR

         Section 21.1.Distribution. Subject to the provisions of Section 2.1 of the Lessor Participation Agreement, all amounts of money received or realized by Agent pursuant to this Lease and the other Operative Documents which are to be distributed to Lessor (as distinguished from Lessee or any other Person) shall be distributed as follows:

All distributions by Agent constituting or representing (a) Rent, (b) Lease Balance, (c) Sale Recourse Amount and (d) interest with respect to the amounts described in clauses (a) and (b) above shall be made to Lessor, and in case moneys are insufficient to pay in full the whole amount due, owing or unpaid to Lessor, then application shall be made first to any unpaid accrued overdue interest, second to any unpaid Supplemental Rent, and third to any accrued unpaid Basic Rent and the Lease Balance.

         Section 21.2. Timing of Distribution. The amounts payable by Agent to Lessor pursuant to this Lease will be payable upon Agent's receipt of such amounts pursuant to this Lease, in immediately available funds.

                                  ARTICLE XXII

                                  MISCELLANEOUS

         Section 22.1. Effect of Waiver. No delay or omission to exercise any right, power or remedy accruing to Lessor upon any breach or default of Lessee hereunder shall impair any such right, power or remedy nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein or of or in any similar breach or default thereafter occurring, nor shall any single or partial exercise of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of Lessor of any breach or default under this Lease must be specifically set forth in writing and must satisfy the requirements set forth in Section 22.5 with respect to approval by Lessor.

         Section 22.2. Survival of Covenants. All representations, warranties and covenants of the parties hereto shall survive the expiration or termination of this Lease to the extent arising prior to any such expiration or termination.

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                                                           LSI Logic Corporation
                                                                         Lease A

         Section 22.3. Governing Law. THIS LEASE HAS BEEN DELIVERED IN, AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF, THE STATE OF CALIFORNIA, WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES OF SUCH STATE.

         Section 22.4. Notices. Unless otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be by letter or facsimile (if the sender on the same day sends a confirming copy of such facsimile by a recognized overnight delivery service (charges prepaid)) and shall be deemed to have been given (i) in the case of notice by letter, the earlier of when delivered to the addressee by hand or courier if delivered on a Business Day and, if not delivered on a Business Day, the first Business Day thereafter or on the third Business Day after depositing the same in the mails, registered or certified mail, postage prepaid, return receipt requested, addressed as provided on Schedule II, and (ii) in the case of notice by facsimile, when transmitted during business hours on a Business Day and, if not transmitted during business hours on a Business Day, the first Business Day thereafter (if the sender on the same day sends a confirming copy of such facsimile by a recognized overnight delivery service (charges prepaid)), addressed as provided on Schedule II, or to such other address as any of the parties hereto may designate by written notice.

         Section 22.5. Amendment; Complete Agreements. This Lease and the other Operative Documents exclusively and completely state the rights of Agent, Lessor and Lessee with respect to the Overall Transaction and supersede all prior agreements, oral or written, with respect thereto. No variation, modification, amendment or waiver of this Lease shall be valid unless in writing and signed by Agent and Lessee.

         Section 22.6. Counterparts. This Lease has been executed in several numbered counterparts. Only the counterpart designated as counterpart "No. 1" shall be deemed to be an original or to be chattel paper for purposes of the Uniform Commercial Code, and such copy shall be held by Agent.

         Section 22.7. Severability. Whenever possible, each provision of this Lease shall be interpreted in such a manner as to be effective and valid under Applicable Laws and Regulations; but if any provision of this Lease shall be prohibited by or invalid under Applicable Laws and Regulations, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Lease.

         Section 22.8. Successors and Assigns. This Lease shall be binding upon the parties hereto and their respective permitted successors and assigns and shall inure to the benefit of the parties hereto and their respective permitted successors and permitted assigns.

         Section 22.9. Captions; Table of Contents. Section captions and the table of contents used in this Lease (including the Schedules and Exhibits hereto) are for convenience of reference only and shall not affect the construction of this Lease.

                                                           LSI Logic Corporation
                                                                         Lease A

         Section 22.10. Schedules and Exhibits. The Schedules and Exhibits hereto, along with all attachments referenced in any of such items, are incorporated herein by reference and made a part hereof.

         Section 22.11. No Accord and Satisfaction. The acceptance by Lessor of any sums from Lessee (whether as Capital Rent or otherwise) in amounts which are less than the amounts due and payable by Lessee hereunder is not intended, nor shall be construed, to constitute an accord and satisfaction of any dispute between Lessor and Lessee regarding sums due and payable by Lessee hereunder, unless the Agent specifically deem it as such in writing.

         Section 22.12. Enforcement of Certain Warranties. Unless a Lease Event of Default shall have occurred and be continuing, Lessor authorizes Lessee (directly or through agents), at Lessee's expense, to assert, during the Lease Term, all of Lessor's rights (if any) under any applicable warranty and any other claim that Lessee or Lessor may have under the warranties provided in connection with the Items of Equipment and Lessor agrees to cooperate, at Lessee's expense, with Lessee and its agents in asserting such rights. Any amount recovered by Lessee under any such warranties shall be retained by or paid over to Lessee, subject to Section 22.13.

         Section 22.13. Security Interest in Funds. As long as a Material Lease Default or Lease Event of Default shall have occurred and be continuing, any amount that would otherwise be payable to Lessee under the Operative Documents shall be paid to or retained by Lessor (including amounts to be paid to Lessee pursuant to Article IX or Section 22.12) as security for the performance by Lessee in full of its obligations under this Lease and the other Operative Documents, and, in the case of any existing Event of Default, it may be applied to the obligations of Lessee hereunder and under the other Operative Documents and distributed pursuant to Article XXI. At such time as no Material Lease Default or Lease Event of Default shall be continuing, such amounts, net of any amounts previously applied to Lessee's obligations hereunder or under any other Operative Documents, shall be paid to Lessee. Any such amounts which are held pending payment to Lessee or application hereunder shall be invested by Lessor as directed from time to time in writing by Lessee, and at the expense and risk of Lessee, in Permitted Investments. Any gain (including interest received) realized as the result of any such investment (net of any fees, commissions and other expenses, if any, incurred in connection with such investment) shall be applied from time to time in the same manner as the principal invested. Lessor shall not be liable for any losses on such investments. Lessee will promptly pay to Lessor on demand, the amount of any loss realized as the result of any such investment (together with any fees, commissions and other expenses, if any, incurred in connection with such investment), such amount to be held, paid and applied in the same manner as other amounts subject to this Section 22.13.

                [Remainder of this page intentionally left blank]

                                                           LSI Logic Corporation
                                                                         Lease A

                                   SCHEDULE I

                            DESCRIPTION OF EQUIPMENT

                              [PROVIDED SEPARATELY]

                                   SCHEDULE II

                  ADDRESSES FOR PAYMENTS AND NOTICE INFORMATION

                                  SCHEDULE III

                         SERIES A AMORTIZATION SCHEDULE

                                 SCHEDULE 3.1(j)

                            UCC FINANCING STATEMENTS

                                   SCHEDULE IV

                                  ENCUMBRANCES

                                    EXHIBIT A
                                       TO
                                   SCHEDULE IV

                              LSI LOGIC CORPORATION
                            UCC SEARCH SUMMARY CHART

                                SCHEDULE 17.1(d)

                              GOVERNMENTAL CONSENTS

                                SCHEDULE 17.1(g)

                                   LITIGATION

                                SCHEDULE 17.1(l)

                            SIGNIFICANT SUBSIDIARIES